                                                                          Growth
                                                                           Funds
                                                                   Annual Report
                                                For the year ended June 30, 1997


                                                           Asset Allocation Fund


                                                              Income Equity Fund


                                                               Equity Index Fund


                                                               Value Growth Fund


                                                        Large Company Value Fund


                                                          Disciplined Value Fund


                                                       Large Company Growth Fund


                                                       Growth Opportunities Fund


                                                          Gulf South Growth Fund


                                                 International Equity Index Fund



                                     [THE ONE GROUP FAMILY OF MUTUAL FUNDS LOGO]

           ----------------------------------------------------------

              Important Customer Information. Investment Products:

              * are not deposits or obligations of, or guaranteed by,
                BANC ONE CORPORATION or any of its affiliates,

              * are not insured by the FDIC, and
                                                                         ----
              * are subject to investment risks, including possible      FDIC
                loss of the principal amount invested.                   LOGO
                                                                         ----
           -----------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

Report From Your Investment Advisor........................................    2
Portfolio Performance Review...............................................    4
Schedules of Portfolio Investments.........................................   25
Statements of Assets and Liabilities.......................................   73
Statements of Operations...................................................   75
Statements of Changes in Net Assets........................................   77
Notes to Financial Statements..............................................   81
Financial Highlights.......................................................   96
Report of Independent Accountants........................................... 126

--------------------------------------------------------------------------------
REPORT FROM YOUR INVESTMENT ADVISOR
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

We are pleased to present this annual report for The One Group Family of Mutual Funds. On the following pages you will find an overview of the financial markets and your fund's performance for the period from July 1, 1996, to June 30, 1997.

DEAR VALUED SHAREHOLDERS:
Thank you for continuing to place your confidence in The One Group Family of Mutual Funds. In the funds' semiannual report, we advised you to stay focused on your financial goals and not to let short-term volatility interfere with your long-term investment strategy. At that time, stock returns were abnormally strong, and bond returns were unusually weak.

Since then, the bond market has recovered nicely, and the stock market continues to soar--even after falling nearly 10% between March 12 and April 14. In fact, by early May, the stock market had regained what it had lost and was well on its way to new heights. Looking forward, investors should be prepared for continued volatility as the market reacts to earnings reports, moves by the Federal Reserve, and the continuous stream of economic data coming from Washington.

REINFORCING OUR PHILOSOPHY
Once again, I want to reiterate our philosophy that it's time, not timing, that best serves investors. By maintaining a long-term perspective and riding out the inevitable volatility in the markets, your investments may realize their full potential. For those who stay on track with their investment plans, short-term performance fluctuations may not matter in the long run.

The financial media will be filled with opinions about the expected short-term course of the markets, and these opinions will swing between euphoria and gloom. But the fundamentals supporting the financial markets--a growing economy, rising corporate profits, low inflation--remain favorable, and long-term investors should be rewarded by staying the course.

INVESTING MADE EASY
Along with maintaining a long-term perspective, we believe that investment success is dependent on two other strategies:

- ASSET ALLOCATION, or spreading your money among stocks, bonds and money market investments according to your goals, time frame and risk tolerance in order create a well-rounded investment plan.

- DIVERSIFICATION, or investing in a variety of securities within each asset class to enhance your return potential and limit your overall risk profile.

Over the past year, The One Group made it easier for you to take advantage of these strategies by introducing THE ONE GROUP INVESTOR FUNDS. These funds make it simple and convenient for you to enjoy asset allocation and diversification from one investment (versus structuring an asset allocation portfolio by purchasing multiple funds). Each Investor fund seeks a particular investment goal and, accordingly, invests in an assortment of funds from The One Group family. You simply choose the Investor Fund suited to your goals.

INFORMATION ON DEMAND
Along with making investing easy, we want to make it simple for you to obtain the information you need when you want it. Now, in addition to offering fund prices, fund performance information and fund manager biographies, The One Group web site (WWW.ONEGROUP.COM) provides on-line fund prospectuses.

In addition, the site offers an interactive portfolio-building tool that you can use to design a customized portfolio. Future plans for the site include interactive retirement and college planning calculators as well as account access, which will enable you to obtain information on your account and place orders to buy or exchange shares between funds.

LOOK FOR GUIDANCE
Perhaps one of the simplest ways to make investing easy is to seek guidance from an experienced investment advisor. Achieving long-term investment success depends on your investment plan and how your investment strategies are put to work. It's the full-time responsibility of a professional investment advisor to monitor the investment markets and evaluate the assortment of investment opportunities in today's marketplace. Your investment advisor will help you develop an effective investment plan and then implement and monitor that plan for you.

--------------------------------------------------------------------------------
REPORT FROM YOUR INVESTMENT ADVISOR, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

Once again, I appreciate the trust and confidence that you have placed in The One Group Family of Mutual Funds. All of the professionals at The One Group value your ongoing support and strive to help you achieve your financial goals with investment solutions that are designed to meet your individual needs.

Sincerely,

/s/ DAVID J. KUNDERT

David J. Kundert
President and CEO,
Banc One Investment Advisors Corporation,
Investment Advisor to The One Group

David J. Kundert photo

For a prospectus with more complete information on The One Group Investor Funds, including management fees and expenses, please contact The One Group at 1-800-480-4111. Please read the prospectus carefully before investing.

                      The One Group Asset Allocation Fund

PORTFOLIO PERFORMANCE REVIEW
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE AND STRATEGY
For the year ended June 30, 1997, The One Group Asset Allocation Fund Fiduciary share class posted a total return of 20.16%. (For information on other share classes and performance comparisons to indexes, please see page 6.)

Our research at the beginning of the fiscal year showed that stock valuations, relative to bond valuations, were fairly high, but corporate earnings momentum, or profitability, remained strong. As a result, we shifted the Fund's asset mix slightly, to 54% stocks and 46% bonds, compared to 60% stocks and 40% bonds during the previous fiscal year.

Relatively stable interest rates and solid earnings growth were the primary forces at work in the bond and stock markets during the year. Without much change in interest rates, there was little room for price appreciation in the bond market, so returns consisted primarily of interest income. In the stock market, strong corporate earnings helped push stocks to new heights.

EQUITY
The strong performance in the Fund's stock portfolio was due to our bottom-up stock selection philosophy. Rather than emphasizing certain market sectors or trying to time the market's moves, we research, evaluate and select stocks on an individual basis to build a highly diversified portfolio. Because of this approach, our stock portfolio represents a mix of four key equity styles--large-capitalization growth, large-capitalization value, medium-capitalization growth and medium-capitalization value.

We remained fully invested, focusing on stocks with an appealing combination of good valuations and improving fundamentals.

FIXED INCOME
In the Fund's bond portfolio, our primary strategy was to maintain a neutral duration posture of 4.1 years. (Duration is a measure of a Fund's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) We felt that the market was fairly valued, and we didn't want to alter the portfolio's interest rate risk.

In addition, we maintained diversity among government, agency mortgage-backed and corporate securities. Exposure to corporate and mortgage-backed securities helped the Fund's performance, as these sectors outperformed government securities on a relative basis. At the end of the fiscal year, 37% of the Fund's bond portfolio was invested in government securities, 31% in mortgage-backed securities and 32% in corporate and asset-backed securities.

Credit quality within the Fund's bond portfolio remained high, with 76% of the portfolio's securities AAA-rated, 5% AA-rated, 14% A-rated and 6% BBB-rated. The overall credit-quality rating of the bond portfolio was AAA-.

NOTABLE STOCK HOLDINGS
The equity portfolio benefited from particularly good stock selection in the following sectors: technology (Intel, up 94%), health technology (Bristol Meyers, up 85%), and energy, (Tosco, up 81%).

Three of the Fund's top 10 stock holdings changed during the year--AT&T, Royal Dutch and Coca-Cola were replaced by Bristol Meyers, at 0.9% of assets on June 30, 1997; IBM, 0.9%; and Federal National Mortgage Association, 0.8%. The remaining top 10 as of the end of the year included General Electric, 1.5% of assets; Microsoft, 1.4%; Merck, 1.2%, Intel, 1.1%; Philip Morris, 1.1%; Exxon, 1.0%; and Wal-Mart, 1.0%.

OUTLOOK
We believe that equity and fixed-income securities will continue to benefit from a strong economy, low inflation and low interest rates. In the stock market, we expect returns to remain attractive, but we also think they will become more subdued as we expect corporate earnings momentum to slow down. In addition, the favoritism the market has shown toward large-capitalization growth stocks may be fading, which would bode well for other areas of the stock market. In the bond market, we expect yield fluctuations to be moderate and corporate credit fundamentals to remain healthy. As such, we expect to maintain the Fund's positions in the corporate and mortgage sectors.

Because stocks still appear fully valued compared to bonds, we expect to maintain the Fund's current asset

                      The One Group Asset Allocation Fund
PORTFOLIO PERFORMANCE REVIEW, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

allocation mix (54% stocks and 46% bonds) and investment strategies in the coming months. Of course, we will continue to monitor the valuation levels in the financial markets and to watch for signs of inflationary pressures, as any changes may warrant a shift in our strategy.

/s/ MICHAEL D. WEINER

Michael D. Weiner
Fund Manager

/s/ RICHARD R. JANDRAIN III

Richard R. Jandrain III
Senior Managing Director of Equity Securities

/s/ SCOTT GRIMSHAW

Scott Grimshaw
Fund Manager

/s/ GARY J. MADICH

Gary J. Madich, CFA
Senior Managing Director of Fixed-Income Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                      The One Group Asset Allocation Fund
PORTFOLIO PERFORMANCE REVIEW, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997


          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997
                                       Since
                                     Inception
                        1 Year        (4/5/93)
                        ------       --------
  Fiduciary             20.16%         11.81%



                                                     VALUE OF $10,000 INVESTMENT
         MEASUREMENT PERIOD                          ---------------------------
        (FISCAL YEAR COVERED)               S&P 500         S&P/LIPPER MIX       FIDUCIARY
        ---------------------               -------         --------------       ---------
4/93                                       $10,000             $10,000             $10,000
6/93                                        10,298              10,241              10,129
6/94                                        10,442              10,260              10,027
6/95                                        13,165              12,218              11,636
6/96                                        16,588              14,245              13,356
6/97                                        22,343              17,395              16,048


          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997
                                       Since
                                     Inception
                        1 Year        (4/2/93)
                        ------       ---------
  Class A               19.85%         11.52%
  Class A*              14.46%         10.31%

* Reflects 4.50% Sales Charge

                                                             VALUE OF $10,000 INVESTMENT
         MEASUREMENT PERIOD                                  ---------------------------
        (FISCAL YEAR COVERED)               S&P 500      S&P/LIPPER MIX         CLASS A*            CLASS A
        ---------------------               -------      --------------         --------            -------
4/93                                       $10,000          $10,000             $ 9,550             $10,000
6/93                                        10,298           10,241               9,668              10,124
6/94                                        10,442           10,260               9,553              10,003
6/95                                        13,165           12,218              11,057              11,580
6/96                                        16,588           14,245              12,657              13,257
6/97                                        22,343           17,395              15,166              15,888


          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997
                                       Since
                                     Inception
                        1 Year       (1/14/94)
                        ------       ---------
  Class B               18.90%         11.59%
  Class B**             14.90%         10.93%

** Reflects Applicable Contingent Deferred Sales Charge

                                                              VALUE OF $10,000 INVESTMENT
         MEASUREMENT PERIOD                                   ---------------------------
        (FISCAL YEAR COVERED)               S&P 500       S&P/LIPPER MIX        CLASS B**           CLASS B
        ---------------------               -------       --------------        ----------          -------
1/94                                        $10,000           $10,000            $ 1,000            $10,000
6/94                                          9,344             9,410              9,402              9,402
6/95                                         11,779            11,206             10,803             10,803
6/96                                         14,842            13,065             12,292             12,292
6/97                                         19,992            15,995             14,316             14,616

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Asset Allocation Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the US stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

The S&P/Lipper Mix for all the classes is a blended index consisting of 60% of the average monthly returns of the S&P 1500 Index from January 1, 1995 (index inception date) until present and of the S&P 500 Index from April 1993 through December 1995. The final 40% consists of the Lipper Intermediate US Government Bond Funds Index.

                        The One Group Income Equity Fund
PORTFOLIO PERFORMANCE REVIEW
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE AND STRATEGY
For the year ended June 30, 1997, The One Group Income Equity Fund Fiduciary share class posted a total return of 30.90%. (For information on other share classes and performance comparisons to the index, please see page 8.)

The Fund has benefited from an economy that has exhibited steady growth, low inflation, relatively low interest rates and strong corporate profits. These factors all have helped fuel a powerful rise in common stock prices.

For the third-consecutive fiscal year, the Fund's total return exceeded 20%--an extraordinary accomplishment for an income-oriented equity fund, and one we were able to achieve in spite of the market's ongoing preference for large, high-quality growth companies. Many of these companies do not pay dividends and, therefore, cannot be included in the Income Equity Fund.

Our investment approach of maintaining a balance between equity investments selected for income and those selected for appreciation potential has worked well in this environment. Strong earnings performance by a number of companies we own not only helped boost the share price of many stocks, but it also has resulted in an acceleration in dividend increases, boosting the income level of the Fund.

On average, the Fund held 89% of its assets in common stocks, 10% in convertible securities and 1% in cash during the one-year period.

NOTABLE STOCK HOLDINGS
The Fund benefited from many outstanding results, particularly in these sectors: finance (Allstate, American Express and Reliastar were up 50% or more); health care (Bristol-Myers and Warner Lambert were up more than 60%); non-durables (Campbell Soup was up 50%); energy (Exxon and Halliburton were up 40% or more); and technology (Intel was up more than 90%). In all these cases, exceptional earnings performance over several quarters led to the strong returns.

The Fund's disappointments were confined mostly to the interest-rate sensitive groups such as telephone and electric utilities. For example, American Telephone was down 40%, Central and Southwest was down 23% and Entergy was down 7%. Competition among industry participants has been especially tough, leading to slow growth or earnings problems. The Fund maintains limited exposure to these areas, investing in them mostly for their attractive yields.

The Fund's holdings, including the top 10, changed significantly throughout the year. This was due to a combination of factors, including price appreciation and our buying and selling of securities. On June 30, 1997, the Fund's top 10 holdings consisted of Bristol Myers Squibb at 2.9% of Fund assets; General Electric, 2.4%; BankAmerica, 2.4%; Royal Dutch Petroleum, 2.4%; American Express 2.3%; Exxon, 2.3%; Warner Lambert, 2.3%; Mobil Corp., 2.1%; Coca-Cola, 2.0%; and Philip Morris, 2.0%.

OUTLOOK
Even though this market continues to set new records, it has not been a forgiving market. Investors have shown little tolerance for companies reporting bad news or earnings shortfalls. Our ongoing challenge is to avoid companies with earnings problems and continue to rotate toward industries and companies maintaining earnings growth.

Given the length and magnitude of this bull market, we have altered our investment strategy. We believe that it's time to more aggressively take profits from some of the Fund's past winners. We also are eliminating some of the disappointments and re-investing the proceeds into new issues we believe have the potential to become market leaders.

/s/ LYNN YTURRI

R. Lynn Yturri
Fund Manager

/s/ RICHARD R. JANDRAIN III

Richard R. Jandrain III
Senior Managing Director of Equity Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                        The One Group Income Equity Fund
PORTFOLIO PERFORMANCE REVIEW, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997


          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997
                                             Since
                                           Inception
              1 Year   5 Year    10 Year    (7/2/87)
              ------   ------    -------   ---------
  Fiduciary   30.90%    17.85%    13.11%     13.10%

                                           VALUE OF $10,000 INVESTMENT
         MEASUREMENT PERIOD                ---------------------------
        (FISCAL YEAR COVERED)               S&P 500           FIDUCIARY
        ---------------------               -------           ---------
7/87                                        $10,000             $10,000
6/88                                          8,861               9,331
6/89                                         10,682              11,065
6/90                                         12,444              12,480
6/91                                         13,364              13,414
6/92                                         15,156              15,072
6/93                                         17,222              16,815
6/94                                         17,464              17,365
6/95                                         22,017              21,019
6/96                                         27,741              26,176
6/97                                         37,367              34,264


          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997
                                          Since
                                        Inception
                    1 Year    5 Year    (2/18/92)
                    ------    ------    ---------
  Class A           30.39%    17.55%     16.43%
  Class A*          24.52%    16.46%     15.43%

* Reflects 4.50% Sales Charge

                                                      VALUE OF $10,000 INVESTMENT
         MEASUREMENT PERIOD                           ---------------------------
        (FISCAL YEAR COVERED)               S&P 500            CLASS A*           CLASS A
        ---------------------               -------            --------           -------
2/92                                        $10,000             $ 9,550           $10,000
6/92                                          9,992               9,625            10,079
6/93                                         11,354              10,721            11,226
6/94                                         11,514              11,037            11,557
6/95                                         14,515              13,301            13,961
6/96                                         18,289              16,569            17,353
6/97                                         24,635              21,602            22,625


          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997
                                          Since
                                        Inception
                    1 Year    5 Year    (1/14/94)
                    ------    ------    ---------
  Class B           29.48%      NA       19.49%
  Class B**         25.48%     N/A       18.92%

** Reflects Applicable Contingent Deferred Sales Charge

                                                      VALUE OF $10,000 INVESTMENT
         MEASUREMENT PERIOD                           ---------------------------
        (FISCAL YEAR COVERED)               S&P 500           CLASS B**           CLASS B
        ---------------------               -------           ---------           -------
1/94                                        $10,000             $ 1,000             $10,000
6/94                                          9,344               9,663               9,663
6/95                                         11,779              11,587              11,587
6/96                                         14,842              14,300              14,300
6/97                                         19,992              18,100              18,540

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Income Equity Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the US stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

                        The One Group Equity Index Fund
PORTFOLIO PERFORMANCE REVIEW
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE AND STRATEGY
The One Group Equity Index Fund Fiduciary share class posted a total return of 34.30% for the year ended June 30, 1997. (For information on other share classes and a performance comparison to the index, please turn to page 10.)

As it is designed to do, the Fund offered a return that nearly matched that of the S&P 500 Index, the group of stocks the Fund seeks to track with little or no excess risk. The S&P 500 Index returned 34.70% for the period. The slight difference in returns between the Fund and the Index is due to fees and transaction costs charged to the Fund and not to the Index.

Strong corporate earnings growth, a strong economy and relatively low interest rates led to attractive stock market returns during the 12-month period. By aggressively investing the Fund's cash flows and monitoring changes in the S&P 500 Index, we were able to achieve the Fund's attractive total return.

Among the major market sectors, banking, financial and technology offered the strongest returns during the fiscal year. A favorable economic backdrop helped the performance of banking and financial stocks, while strong earnings growth fueled the charge among technology stocks.

The weakest-performing sectors included the telephone and electric utilities, which were plagued by deregulation and competitive issues. In addition, the consumer cyclicals sector offered disappointing performance during the fiscal year.

NOTABLE STOCK HOLDINGS
Outstanding performance from certain stocks also contributed to the Fund's return. For example, Dell Computer Corporation was up 362%, Advanced Micro Devices was up 163%, and Great Western Financial was up 133%. There also were some disappointments during the year, including Silicon Graphics, which was down 38%, Echo Bay Mining, down 46%, and Novell Inc., down 50%.

OUTLOOK
Returns over the last three years have been abnormally high for the S&P 500 Index. As we look toward next year, we believe that returns on large-capitalization stocks may revert to more "normal" levels--in the 8% to 12% range. Trailing price/earnings multiples are currently more than 20 and are unlikely to rise. However, earnings growth from 6% to 10% along with a modest dividend return should provide the potential to generate respectable total returns.

/s/ MICHAEL D. WEINER

Michael D. Weiner
Fund Manager

/s/ RICHARD R. JANDRAIN III

Richard R. Jandrain III
Senior Managing Director of Equity Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                        The One Group Equity Index Fund
PORTFOLIO PERFORMANCE REVIEW, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997


          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997
                                          Since
                                        Inception
                    1 Year    5 Year    (7/2/91)
                    ------    ------    ---------
  Fiduciary         34.30%    19.25%     18.03%

                                            VALUE OF $10,000 INVESTMENT
         MEASUREMENT PERIOD                 ----------------------------
        (FISCAL YEAR COVERED)               S&P 500           FIDUCIARY
        ---------------------               -------           ---------
7/91                                        $10,000             $10,000
6/92                                         10,836              11,211
6/93                                         12,313              12,673
6/94                                         12,486              12,753
6/95                                         15,741              16,043
6/96                                         19,834              20,129
6/97                                         26,717              27,033


          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997
                                          Since
                                        Inception
                    1 Year    5 Year    (2/18/92)
                    ------    ------    ---------
  Class A           33.94%    18.98%     17.67%
  Class A*          27.87%    17.89%     16.66%

* Reflects 4.50% Sales Charge

                                                     VALUE OF $10,000 INVESTMENT
         MEASUREMENT PERIOD                          ---------------------------
        (FISCAL YEAR COVERED)               S&P 500            CLASS A*           CLASS A
        ---------------------               -------            --------           -------
2/92                                        $10,000             $ 9,550           $10,000
6/92                                          9,992               9,595             9,992
6/93                                         11,354              10,818            11,354
6/94                                         11,514              10,879            11,514
6/95                                         14,515              13,644            14,515
6/96                                         18,289              17,075            18,289
6/97                                         24,635              22,869            23,953


          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997
                                       Since
                                     Inception
                        1 Year       (1/14/94)
                        ------       ---------
  Class B               32.93%         21.11%
  Class B**             28.93%         20.56%

** Reflects Applicable Contingent Deferred Sales Charge

                                                       VALUE OF $10,000 INVESTMENT
         MEASUREMENT PERIOD                            ---------------------------
        (FISCAL YEAR COVERED)               S&P 500           CLASS B**           CLASS B
        ---------------------               -------           ---------           -------
1/94                                        $10,000             $10,000             $10,000
6/94                                          9,344               9,443               9,443
6/95                                         11,779              11,765              11,765
6/96                                         14,842              14,595              14,595
6/97                                         19,992              19,100              19,500

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Equity Index Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the US stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

                        The One Group Value Growth Fund
PORTFOLIO PERFORMANCE REVIEW
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE AND STRATEGY
For the year ended June 30, 1997, The One Group Value Growth Fund Fiduciary share class had a total return of 31.97%. (For information on other share classes and performance comparisons to indexes, please see page 12.)

Economic growth and strong corporate earnings once again set the stage for outstanding returns from large-company growth stocks. Smaller-company stocks and value-oriented stocks continued to perform well, but not nearly as well as their large-company growth counterparts.

Rather than emphasizing certain market sectors or trying to time the market's moves, we research, evaluate and select stocks on an individual basis to build a diversified portfolio. As a result, we don't consciously overweight a single sector or a single style of stock. Instead, we invest in stocks from the four major equity styles: large-capitalization growth, large-capitalization value, medium-capitalization growth and medium-capitalization value. We look for those that offer the best return potential relative to their level of risk.

This bottom-up, stock-by-stock selection process gave the Fund exposure to many different industries and was the primary influence, along with rising markets, on the Fund's strong one-year return. The portfolio remained fully invested during the year, as we purchased stocks with an appealing combination of good price and improving fundamentals.

NOTABLE STOCK HOLDINGS
In general, the Fund's holdings in semiconductor, enterprise software, food retailing and major pharmaceutical companies contributed nicely to returns. In particular, solid performance from Intel, up 93%; Microsoft, up 114%; Eli Lily, up 93%; Smith Foods, up 72%; Revlon, up 67%; and SunAmerica, up 60%, helped boost the Fund's return. These stocks all exhibited a combination of good value and strong or improving fundamentals.

The Fund's return was affected somewhat from investments in Aames Financial, which was down 23% for the year due to credit quality issues, and Texas Utilities, which was down 19% due to the changing regulatory environment within this industry. In addition, First Brands, down 15%, and HBOC, up 2%, suffered poor performance as their fundamentals fell short of expectations. Fortunately, the Fund's broad diversification lessened the impact of these poor performers.

As of June 30, 1997, the Fund's top 10 holdings included General Electric, at 2.7% of assets; Microsoft, 2.5%; Merck, 2.2%; Philip Morris, 2.0%; Intel, 2.0%; Exxon, 1.9%; Wal-Mart, 1.8%; Bristol-Myers Squibb, 1.7%; IBM, 1.6%; and SBC Comm., Inc., 1.4%.

OUTLOOK
High valuations that are evident today are vulnerable to changes in the inflation forecast and shifts in Federal Reserve policy. Evidence of a stronger economy will be good news for earnings, but it may persuade the Federal Reserve to be more aggressive in raising interest rates. If this occurs, price/earnings ratios would shrink and the market--along with this fund--could suffer performance setbacks. These factors haven't warranted a change in our investment strategy yet, but they are conditions we will monitor closely. In the meantime, we will continue to build the portfolio stock by stock, industry by industry, in order to add value throughout the upcoming year.

/s/ MICHAEL D. WEINER

Michael D. Weiner
Fund Manager

/s/ RICHARD R. JANDRAIN III

Richard R. Jandrain III
Senior Managing Director of Equity Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                        The One Group Value Growth Fund
PORTFOLIO PERFORMANCE REVIEW, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997


          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997
                                          Since
                                        Inception
                    1 Year    5 Year   (12/29/89)
                    ------    ------   ----------
  Fiduciary         31.97%    17.24%     16.10%

                                                 VALUE OF $10,000 INVESTMENT
         MEASUREMENT PERIOD                      ---------------------------
        (FISCAL YEAR COVERED)                   S&P 1500             FIDUCIARY
        ---------------------                   --------             ---------
12/89                                            $10,000             $10,000
6/90                                              10,309              10,657
6/91                                              11,072              11,631
6/92                                              12,557              13,847
6/93                                              14,268              16,554
6/94                                              14,469              16,496
6/95                                              18,164              19,198
6/96                                              22,783              23,242
6/97                                              30,290              30,673


          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997
                                          Since
                                        Inception
                    1 Year    5 Year   (12/29/89)
                    ------    ------   ----------
  Class A           31.53%    17.15%     16.04%
  Class A*          25.61%    16.06%     15.33%

* Reflects 4.50% Sales Charge

                                                   VALUE OF $10,000 INVESTMENT
         MEASUREMENT PERIOD                        ---------------------------
        (FISCAL YEAR COVERED)             S&P 1500             CLASS A*           CLASS A
        ---------------------             --------             --------           -------
12/89                                     $10,000             $ 9,550             $10,000
6/90                                       10,309              10,178              10,657
6/91                                       11,072              11,107              11,631
6/92                                       12,557              13,224              13,847
6/93                                       14,268              15,809              16,554
6/94                                       14,469              15,754              16,496
6/95                                       18,164              18,334              19,198
6/96                                       22,783              22,178              23,225
6/97                                       30,290              29,171              30,548


          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997
                                          Since
                                        Inception
                    1 Year    5 Year    (9/9/94)
                    ------    ------    ---------
  Class B           30.52%      NA       20.65%
  Class B**         26.52%      NA       19.89%

** Reflects Applicable Contingent Deferred Sales Charge

                                                        VALUE OF $10,000 INVESTMENT
         MEASUREMENT PERIOD                             ---------------------------
        (FISCAL YEAR COVERED)                 S&P 1500             CLASS B**           CLASS B
        ---------------------                 --------             ---------           -------
9/94                                           $10,000             $10,000             $10,000
6/95                                            11,969              10,806              10,806
6/96                                            15,013              12,981              12,981
6/97                                            19,959              16,642              16,942

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The above-quoted performance data includes the performance of the Paragon Value Equity Income Fund for the period prior to the commencement of operations of The One Group Value Growth Fund on March 26, 1996. Performance for the Fiduciary Shares is based on Class A Share performance adjusted to reflect the absence of sales charges.

The performance of the Value Growth Fund is measured against the S&P 1500 Index, an unmanaged index generally representative of the performance of large and small companies in the US stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

The S&P 1500 Index for all classes consists of the average monthly returns of the S&P 500 Index from December 1989 through June 1995. Thereafter, the data are from the S&P 1500 Index which corresponds with the initiation of the S&P 1500 Index on June 30, 1995.

                     The One Group Large Company Value Fund
PORTFOLIO PERFORMANCE REVIEW
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE AND STRATEGY
The One Group Large Company Value Fund Fiduciary share class had a total return of 27.10% for the year ended June 30, 1997. (For information on other share classes and performance comparisons to indexes, please see page 14.)

The Fund remained broadly diversified among 15 industry sectors during the year. Our strategy involved implementing traditional value-investing techniques, including focusing on stocks with below-average price-to-earnings ratios and price-to-book value ratios. We employed this approach within the context of our basic research discipline--investing in attractively-priced stocks with improving fundamental qualities.

We increased the Fund's weighting in three key sectors during the year--energy, banks and financial services. This strategy allowed the Fund to take advantage of valuation opportunities in these sectors. At year end, stocks in these three sectors comprised nearly 50% of the Fund's value.

Deteriorating fundamentals forced us to lower the Fund's position in industrial commodities. In addition, we reduced exposure to electric utilities, despite the attractive dividend yields they offered. Increased competition and a deteriorating regulatory environment created problems for companies in this industry.

NOTABLE STOCK HOLDINGS
A number of the Fund's stock holdings offered strong performance due to acquisition activities. These included Conrail, Morgan Stanley and Great Western Financial. IBM also posted strong returns, as its management continues to deliver on its plans for restructuring and refocusing the company. In addition, three energy services companies turned in particularly strong performance (and were subsequently sold) due to strong demand for energy-related services and attractive stock valuations. These included Halliburton, Rowan and Baker Hughes.

In addition to electric utilities stocks, several holdings in the technology area, such as Silicon Graphics and Novell, were market laggards as competition impeded earnings progress.

Half of the Fund's top 10 holdings changed during the year. Those that held their spots from the previous year included Atlantic Richfield, at 3.3% of Fund assets on June 30, 1997; Exxon, 4.3%; IBM, 4.3%; General Motors, 2.2%; and RJR Nabisco, 2.3%. The new members of the top 10, as of June 30, 1997, were Royal Dutch Petroleum, 3.5%; Travelers Group, 2.8%; Mobil Oil, 2.6%; BankAmerica, 2.2%; and NationsBank, 2.2%.

OUTLOOK
We currently expect economic growth to continue its moderate pace throughout 1997. As such, corporate profits and stock prices should continue to grow. The upcoming months are likely to bring positive, but moderating, performance for the stock market and the Fund. Returns should begin to trend toward their long-term average of 8% to 12% a year, compared to the unusually high results that have been experienced over the last few years.

/s/ EDMUND M. COWART, CFA

Edmund M. Cowart, CFA
Fund Manager

/s/ RICHARD R. JANDRAIN III

Richard R. Jandrain III
Senior Managing Director of Equity Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                     The One Group Large Company Value Fund
PORTFOLIO PERFORMANCE REVIEW, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997


          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997
                                          Since
                                        Inception
                    1 Year    5 Year    (3/1/91)
                    ------    ------    ---------
  Fiduciary         27.10%    13.90%     13.63%

                                               VALUE OF $10,000 INVESTMENT
                                               ---------------------------
         MEASUREMENT PERIOD                 S&P/BARRA 500
        (FISCAL YEAR COVERED)                   VALUE            FIDUCIARY
        ---------------------               -------------        ---------
3/91                                           $10,000             $10,000
6/91                                            10,035              10,148
6/92                                            11,405              11,721
6/93                                            13,514              12,511
6/94                                            13,932              12,709
6/95                                            16,903              15,685
6/96                                            21,094              17,678
6/97                                            27,610              22,470


          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997
                                          Since
                                        Inception
                    1 Year    5 Year    (2/18/92)
                    ------    ------    ---------
  Class A           26.90%    13.72%     12.70%
  Class A*          21.15%    12.68%     11.73%

* Reflects 4.50% Sales Charge

                                                         VALUE OF $10,000 INVESTMENT
                                                         ---------------------------
         MEASUREMENT PERIOD                S&P/BARRA 500
        (FISCAL YEAR COVERED)                  VALUE             CLASS A*           CLASS A
        ---------------------              -------------         --------           -------
2/92                                        $10,000             $ 9,550             $10,000
6/92                                         10,267               9,539               9,988
6/93                                         12,165              10,173              10,652
6/94                                         12,542              10,370              10,862
6/95                                         15,217              12,716              13,321
6/96                                         18,990              14,292              14,973
6/97                                         24,856              18,137              19,000


          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997
                                          Since
                                        Inception
                    1 Year    5 Year    (1/14/94)
                    ------    ------    ---------
  Class B           25.86%      NA       15.83%
  Class B**         21.86%      NA       15.23%

** Reflects Applicable Contingent Deferred Sales Charge

                                                       VALUE OF $10,000 INVESTMENT
                                                       ---------------------------
         MEASUREMENT PERIOD                S&P/BARRA 500
        (FISCAL YEAR COVERED)                  VALUE            CLASS B**           CLASS B
        ---------------------              -------------        ---------           -------
1/94                                        $10,000             $10,000             $10,000
6/94                                          9,643               9,652               9,652
6/95                                         11,317              11,802              11,802
6/96                                         14,123              13,213              13,213
6/97                                         18,485              16,330              16,630

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Large Company Value Fund is measured against the S&P/BARRA 500 Value Index, an unmanaged index representing the performance of the lowest price to book securities in the S&P 500. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

                      The One Group Disciplined Value Fund
PORTFOLIO PERFORMANCE REVIEW
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE AND STRATEGY
The One Group Disciplined Value Fund Fiduciary share class had a total return of 20.56% for the year ended June 30, 1997. (For information on other share classes and performance comparisons to indexes, please see page 16.)

Our goal for the Fund over the last year was to maintain a diversified portfolio with exposure to a variety of economic sectors. Throughout the period, the stock market was very concerned about the direction of interest rates. So, in order to avoid some of the price volatility associated with potential changes in interest rates, we broadly diversified the Fund's portfolio. Within this framework, we emphasized individual stock selection and continued to rebalance the portfolio in order to improve its structure and upgrade its holdings as market conditions changed.

The Fund's largest sector weightings included electric utilities, banks and industrial commodities. Securities from these sectors represented more than one-third of the Fund's holdings. Within the electric utilities sector, many problems surfaced due to regulatory issues and increased competition. As a result, the Fund's investments in electric utilities stocks held back the Fund's performance earlier in the year. After we reduced the Fund's investment in this sector, however, overall portfolio performance improved.

The greatest positive influence on portfolio performance came from the energy sector, where we took advantage of favorable price movements. We were able to purchase energy stocks at attractive prices and then sell them when their prices had appreciated to our targeted levels. The largest negative influence came from the capital equipment sector, where some individual stock holdings showed poor performance.

NOTABLE STOCK HOLDINGS
Outstanding performance from several individual stocks boosted the Fund's return. These exemplary stocks included Teradyne, which increased 119% in value due to an upturn from a cyclical low in the semiconductor capital equipment industry; Smith Foods, which increased 85% on a takeover by Fred Meyer Corporation; Lattice Semiconductor, which was up more than 55% due to continued strong growth in programmable logic devices; and Edison International, which increased 40% due to decreasing regulatory concerns.

The Fund's return suffered somewhat from the poor performance of certain stocks:
Nellcor declined more than 30% due to management's difficulties in implementing a new MIS (management information system); Illinova declined more than 30% due to heightened regulatory concerns in the electric utilities industry; and Octel Communications lost 20% due to pricing pressures.

Profit-taking was the underlying motivation for changes in the Fund's top 10 holdings. For example, Seagate Technologies, Washington Post and Bear Stearns were all trimmed or eliminated as the stocks reached their price targets. We then established new holdings in similar industries at more attractive valuation levels. The Fund's top 10 holdings on June 30, 1997, included Regions Financial Corp., at 1.8% of Fund assets; SouthTrust Corp., 1.8%; CMS Energy Corp., 1.5%; Provident Companies Inc., 1.5%; McKesson Corp., 1.5%; Nextel Communications, 1.3%; Molex, Inc., 1.3%; Summit Bancorp, 1.2%; Teradyne, Inc., 1.3%; and PMI Group Inc., 1.2%.

OUTLOOK
Looking ahead, strong economic growth may force the Federal Reserve to tighten monetary policy. As we've seen in the past, higher interest rates can create severe volatility in the stock market. We will maintain our current strategy of broad sector diversification and individual stock selection to help protect the Fund from a possible interest rate hike. Within each sector, we will continue to look for the best values--those with low price/earnings and price/book ratios--among medium-capitalization stocks.

/s/ RICHARD R. JANDRAIN III

Richard R. Jandrain III
Senior Managing Director of Equity Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                      The One Group Disciplined Value Fund
PORTFOLIO PERFORMANCE REVIEW, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                          Since
                                        Inception
                    1 Year    5 Year    (3/2/89)
                    ------    ------    ---------
  Fiduciary         20.56%    14.70      12.51%

                                     VALUE OF $10,000 INVESTMENT
                                     ---------------------------
                                     S&P/BARRA
         MEASUREMENT PERIOD           MIDCAP
       (FISCAL YEAR COVERED)         400 VALUE           FIDUCIARY
       ---------------------         ---------           ---------
3/89                                  $10,000             $10,000
6/89                                   10,883              10,989
6/90                                   12,677              11,372
6/91                                   13,666              11,572
6/92                                   16,450              13,451
6/93                                   20,284              15,278
6/94                                   20,388              15,895
6/95                                   24,523              18,443
6/96                                   30,137              22,150
6/97                                   37,343              26,704

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                          Since
                                        Inception
                    1 Year    5 Year    (2/18/92)
                    ------    ------    ---------
  Class A           20.21%    14.45%     13.65%
  Class A*          14.82%    13.40%     12.68%

* Reflects 4.50% Sales Charge

                                            VALUE OF $10,000 INVESTMENT
                                            ---------------------------
                                     S&P/BARRA
        MEASUREMENT PERIOD             MIDCAP
       (FISCAL YEAR COVERED)         400 VALUE              CLASS A*           CLASS A
       ---------------------         ---------              --------           -------
2/92                                  $10,000              $ 9,550             $10,000
6/92                                    9,732                9,666              10,121
6/93                                   11,999               10,948              11,464
6/94                                   12,061               11,418              11,956
6/95                                   14,507               13,179              13,801
6/96                                   17,828               15,788              16,534
6/97                                   22,091               18,977              19,875

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                          Since
                                        Inception
                    1 Year    5 Year    (1/14/94)
                    ------    ------    ---------
  Class B           19.19%      NA       13.45%
  Class B**         15.19%      NA       12.81%

** Reflects Applicable Contingent Deferred Sales Charge

                                                 VALUE OF $10,000 INVESTMENT
                                                 ---------------------------
                                     S&P/BARRA
        MEASUREMENT PERIOD             MIDCAP
       (FISCAL YEAR COVERED)         400 VALUE           CLASS B**           CLASS B
       ---------------------         ---------           ---------           -------
1/94                                  $10,000             $10,000            $10,000
6/94                                    9,467               9,500              9,500
6/95                                   11,387              10,918             10,918
6/96                                   13,994              12,985             12,985
6/97                                   17,340              15,176             15,476

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Disciplined Value Fund is measured against the S&P/BARRA Midcap 400 Value Index, an unmanaged index representing the performance of the lowest price to book securities in the S&P Midcap 400 Index. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

The S&P/BARRA Midcap 400 Value Index consists of the average monthly returns of the S&P 500 Index for periods prior to June 1991. Thereafter, the data are from the S&P/BARRA Midcap 400 Value Index which corresponds with the initiation of the S&P/BARRA Midcap 400 Value Index on June 30, 1991.

                    The One Group Large Company Growth Fund
PORTFOLIO PERFORMANCE REVIEW
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE AND STRATEGY
The One Group Large Company Growth Fund Fiduciary share class posted a total return of 33.11% for the year ended June 30, 1997. (For information on other share classes and performance comparisons to indexes, please see page 18.)

A strong economy combined with only a modest increase in interest rates created an exceptional environment for growth stocks. Strong earnings and good prospects for future earnings also contributed to excellent growth stock performance. The market particularly favored a narrow group of the largest growth companies, primarily due to their earnings reliability and their stock liquidity.

The market has shown no sympathy for companies exhibiting earnings shortfalls and management shortcomings. As such, our main strategy for the year was to keep the Fund fully invested in high-quality growth companies with strong management teams and superior product positioning.

NOTABLE STOCK HOLDINGS
Over the past 12 months a number of the Fund's stock holdings provided exceptional performance, with Intel, IBM, Lucent Technologies, Microsoft, Texas Instruments, Pfizer and U.S. Bancorp all up more than 70%. Stocks that were up more than 50% included Abbott Laboratories, Eli Lilly, Medtronic, Merck, Schering Plough, Elan, Colgate Palmolive, Heinz, Hershey Foods, Proctor & Gamble, Illinois Tool Works, Gillette, Walgreen's, AIG and Marsh & McClellan.

On the other hand, there were a few disappointments in the restaurant, utility and engineering and construction industries. For example, McDonald's was flat, American Telephone was down 40% and Fluor was down 15%.

The Fund's holdings, including the top 10, changed throughout the year. This was due to two main factors: our strategy of increasing the Fund's growth profile and price appreciation. The Fund's assets grew by 60% over the year due to market appreciation, cash inflows and other contributions.

At year end, the Fund's top 10 holdings included General Electric at 5.1% of Fund assets; Microsoft, 4.3%; Coca-Cola, 3.7%; Merck & Co., 3.5%; Philip Morris, 3.2%; Intel, 3.2%; Proctor & Gamble, 2.5%; Wal-Mart, 2.2%; Bristol-Myers Squibb, 2.1%; and Pfizer, 2.0%.

OUTLOOK
With high valuations and high expectations in the large growth stock arena, we will continue to be especially vigilant regarding the potential for earnings disappointments. We also will work to reduce exposure to fully valued companies and reinvest those proceeds in stocks that offer strong earnings growth and reasonable valuations.

Over the past three years, returns from large-company growth stocks have been almost double their historic norms. It would be unusual for this trend to continue and, therefore, it seems prudent to lower our expectations somewhat for the next year.


/s/ R. LYNN YTURRI

R. Lynn Yturri
Fund Manager

/s/ RICHARD R. JANDRAIN III

Richard R. Jandrain III
Senior Managing Director of Equity Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                    The One Group Large Company Growth Fund
PORTFOLIO PERFORMANCE REVIEW, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                          Since
                                        Inception
                    1 Year    5 Year    (2/28/92)
                    ------    ------    ---------
  Fiduciary         33.11%    18.57%     17.11%

                                     VALUE OF $10,000 INVESTMENT
                                     ---------------------------
                                     S&P/BARRA
         MEASUREMENT PERIOD             500
       (FISCAL YEAR COVERED)          GROWTH             FIDUCIARY
       ---------------------         ---------           ---------
2/92                                  $10,000             $10,000
6/92                                    9,743               9,920
6/93                                   10,550              11,301
6/94                                   10,522              12,210
6/95                                   13,755              14,878
6/96                                   17,505              17,461
6/97                                   24,215              23,243

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                       Since
                                     Inception
                        1 Year       (2/22/94)
                        ------       ---------
  Class A               32.57%         20.39%
  Class A*              26.57%         18.74%

* Reflects 4.50% Sales Charge

                                                        VALUE OF $10,000 INVESTMENT
                                                        ---------------------------
                                            S&P/BARRA
        MEASUREMENT PERIOD                     500
       (FISCAL YEAR COVERED)                  GROWTH               CLASS A*           CLASS A
       ---------------------                ---------              --------           -------
2/94                                         $10,000               $ 9,550            $10,000
6/94                                           9,530                 9,453              9,898
6/95                                          12,458                11,486             12,028
6/96                                          15,854                13,420             14,054
6/97                                          21,931                17,790             18,631

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                       Since
                                     Inception
                        1 Year       (1/14/94)
                        ------       ---------
  Class B               31.74%         19.23%
  Class B**             27.74%         18.67%

** Reflects Applicable Contingent Deferred Sales Charge

                                                 VALUE OF $10,000 INVESTMENT
                                                 ---------------------------
                                     S&P/BARRA
        MEASUREMENT PERIOD              500
       (FISCAL YEAR COVERED)          GROWTH             CLASS B**           CLASS B
       ---------------------         ---------           ---------           -------
1/94                                  $10,000             $10,000             $10,000
6/94                                    9,539               9,934               9,934
6/95                                   12,235              11,831              11,831
6/96                                   15,570              13,952              13,952
6/97                                   21,539              18,000              18,381

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Large Company Growth Fund is measured against the S&P/BARRA 500 Growth Index, an unmanaged index representing the performance of the highest price to book securities in the S&P 500. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

                    The One Group Growth Opportunities Fund
PORTFOLIO PERFORMANCE REVIEW
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE AND STRATEGY
The One Group Growth Opportunities Fund Fiduciary share class posted a total return of 22.75% for the year ended June 30, 1997. (For information on other share classes and performance comparisons to the indexes, please see page 20.)

Medium-capitalization growth stocks continued to benefit from a strong economy, low inflation, solid corporate earnings, relatively low interest rates and worldwide political stability.

The Fund's strong performance primarily can be attributed to rising markets and good stock selection. We evaluate stocks on an individual basis, searching for those with appealing fundamentals. We do not select stocks based on general economic or market trends. As a result, we were able to uncover companies in high-growth industries that offer good business models and strategies and competitive advantages.

The Fund continued to favor stocks in the technology sector, which offered strong performance due to a growth rate that surpassed that of the overall economy. We also emphasized stocks from the communications technology and financial industries, which have offered solid earnings growth at compelling valuations.

NOTABLE STOCK HOLDINGS
The stocks of three companies showed particularly strong performance: Dell Computer Corporation, up 360%; Advanced Fiber, up 112%; and Charles Schwab & Co., up 64%. Each of these companies is in a high-growth area of its respective sector, and management has successfully executed each company's strategy. Each has exceeded earnings projections, and earnings continue to be revised upward.

On the other hand, poor performance from Medaphis, a health services company that was down significantly for the 12-month period, hurt the Fund's return. The company suffered from major earnings disappointments and downward revisions after purchasing too many firms and losing control of its acquisition strategies.

Once a stock reaches what we believe to be its full value, we usually sell it. Also, we may increase our position in certain issues during market sell-offs. As a result, price changes on the Fund's stocks cause the portfolio's top 10 holdings to change from time to time. On June 30, 1997, the top 10 holdings included Progressive Corp., at 2.4% of Fund assets; Coca Cola Enterprises, 2.3%; Franklin Resources, 2.1%; AES Corp., 2.0%; Advanced Fiber Corp, 1.8%, Just for Feet, 1.7%; 3 Com Corp., 1.7%; AFLAC Inc., 1.6%; BMC Software Inc., 1.5%; and Oxford Health, 1.5%.

OUTLOOK
In the months ahead, the technology sector should remain the "backbone" of the Fund. Furthermore, we expect to see a shift in market sentiment, as small- and mid-capitalization stocks gain greater favor with investors. We believe that the smaller market indexes may in the coming months start outperforming the larger indexes--a situation that hasn't occurred in more than three years. Given this scenario, the Fund has the potential to continue providing an attractive total return.


/s/ ASHI S. PARIKH

Ashi S. Parikh
Fund Manager


/s/ RICHARD R. JANDRAIN III

Richard R. Jandrain III
Senior Managing Director of Equity Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                    The One Group Growth Opportunities Fund
PORTFOLIO PERFORMANCE REVIEW, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                          Since
                                        Inception
                    1 Year    5 Year    (3/2/89)
                    ------    ------    ---------
  Fiduciary         22.75%    17.29%     16.89%

                                     VALUE OF $10,000 INVESTMENT
                                     ---------------------------
                                     S&P/BARRA
         MEASUREMENT PERIOD           MIDCAP
       (FISCAL YEAR COVERED)         400 VALUE           FIDUCIARY
       ---------------------         ---------           ---------
3/89                                 $10,000              $10,000
6/89                                  10,604               10,822
6/90                                  10,720               13,077
6/91                                  10,635               14,364
6/92                                  12,290               16,543
6/93                                  14,903               20,076
6/94                                  14,620               20,044
6/95                                  18,183               24,002
6/96                                  21,703               29,915
6/97                                  26,785               36,721

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                          Since
                                        Inception
                    1 Year    5 Year    (2/18/92)
                    ------    ------    ---------
  Class A           22.52%    17.12%     13.24%
  Class A*          17.03%    16.05%     12.28%

* Reflects 4.50% Sales Charge

                                            VALUE OF $10,000 INVESTMENT
                                            ---------------------------
                                     S&P/BARRA
        MEASUREMENT PERIOD             MIDCAP
       (FISCAL YEAR COVERED)         400 VALUE            CLASS A*            CLASS A
       ---------------------         ---------            --------            -------
2/92                                  $10,000             $ 9,550             $10,000
6/92                                    8,904               8,448               8,847
6/93                                   10,798              10,282              10,766
6/94                                   10,592              10,229              10,710
6/95                                   13,173              12,224              12,799
6/96                                   15,724              15,196              15,912
6/97                                   19,406              18,618              19,495

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                          Since
                                        Inception
                    1 Year    5 Year    (1/14/94)
                    ------    ------    ---------
  Class B           21.73%      NA       14.96%
  Class B**         17.73%      NA       14.34%

** Reflects Applicable Contingent Deferred Sales Charge

                                                 VALUE OF $10,000 INVESTMENT
                                                 ---------------------------
                                     S&P/BARRA
        MEASUREMENT PERIOD             MIDCAP
       (FISCAL YEAR COVERED)         400 VALUE           CLASS B**           CLASS B
       ---------------------         ---------           ---------           -------
1/94                                  $10,000             $10,000             $10,000
6/94                                    8,611               9,093               9,093
6/95                                   10,709              10,772              10,772
6/96                                   12,783              13,307              13,307
6/97                                   15,776              15,898              16,198

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Growth Opportunities Fund is measured against the S&P/BARRA Midcap 400 Growth Index, an unmanaged index representing the performance of the highest price to book securities in the S&P Midcap 400 Index. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

The S&P/BARRA Midcap 400 Growth Index for the Fiduciary Class Shares consists of the average monthly returns of the Russell 2000 Index for periods prior to June, 1991. Thereafter, the data are from the S&P/BARRA Midcap 400 Growth Index which corresponds with the initiation of the S&P/BARRA Midcap 400 Growth Index on June 30, 1991.

                      The One Group Gulf South Growth Fund
PORTFOLIO PERFORMANCE REVIEW
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE AND STRATEGY
For the year ended June 30, 1997, The One Group Gulf South Growth Fund Fiduciary share class posted a total return of 13.44%. (For information on other share classes and performance comparisons to indexes, please see page 22.)

Compared to large-capitalization growth stocks, smaller-capitalization growth stocks remained out of favor with investors over the last year.
Large-capitalization stocks, due to their liquidity and earnings predictability, have outperformed their smaller-capitalization brethren for the third year in a row.

Our primary strategies during the year were to maintain an average market capitalization of $500 million or less and enhance the portfolio's diversification. The Fund's assets were divided among 17 sectors that span a broad range of industries. The only sector that we significantly emphasized was energy. In particular, our own fundamental research and increased drilling activity in the Gulf of Mexico led us to many attractively priced oil stocks.

Although the Fund's sector weights changed little during the year, the individual industries and stocks comprising those industries did change. We reduced many of the Fund's positions through the normal selling of companies that failed to perform to expectations. We also reduced some holdings due to profit-taking. Furthermore, we scaled back each of the top 10 holdings so that no holding represented more than 2% of total Fund assets.

NOTABLE STOCK HOLDINGS
Of the top 10 holdings on June 30, 1997, four were financial stocks--Triad Guaranty at 1.7% of assets; CCB Financial, 1.5%; First Financial Holdings, 1.3%; and Protective Life, 1.3%. The remaining stocks in the top 10 included DeKalb Genetics at 1.6% of assets; Stewart Enterprises, 1.5%; Tech Data, 1.5%; Omnicare, 1.3%; Maverick Tube Corp., 1.2%; and Newpark Resources, Inc., 1.2%.

The acceleration of activity in the Gulf of Mexico's oil patch led to strong performance for several of the Fund's oil service companies. For example, Maverick Tube was up more than 200%; Trico Marine and Patterson Energy were up more than 100%; Pride Petroleum was up 50%; and Stone Energy was up 40%.

The Fund suffered a significant loss from Medaphis, a health services company that experienced severe losses and declined 71% during the year. In the retail sector, Garden Ridge, down 68%, was a major disappointment as earnings did not meet expectations.

OUTLOOK
Looking ahead, it appears as though small-capitalization stocks may be on the verge of regaining investor favor. Although the market continues to demand liquidity, which is provided by large-capitalization stocks, the valuations in small-company stocks are becoming more compelling on a price/earnings to growth relationship.


/s/ DONALD E. ALLRED

Donald E. Allred
Fund Manager


/s/ RICHARD R. JANDRAIN III

Richard R. Jandrain III
Senior Managing Director of Equity Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                      The One Group Gulf South Growth Fund
PORTFOLIO PERFORMANCE REVIEW, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                          Since
                                        Inception
                    1 Year    5 Year    (7/1/91)
                    ------    ------    ---------
  Fiduciary         13.44%    15.06%     16.06%

                                            VALUE OF $10,000 INVESTMENT
                                            ---------------------------
         MEASUREMENT PERIOD
        (FISCAL YEAR COVERED)               S&P 600           FIDUCIARY
        ---------------------               -------           ---------
6/91                                        $10,000             $10,000
6/92                                         11,710              12,122
6/93                                         15,046              15,309
6/94                                         15,326              15,874
6/95                                         18,447              17,772
6/96                                         23,246              21,551
6/97                                         28,287              24,448

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                          Since
                                        Inception
                    1 Year    5 Year    (7/1/91)
                    ------    ------    ---------
  Class A           13.52%    14.99%     16.00%
  Class A*          8.38%     13.93%     15.11%

* Reflects 4.50% Sales Charge

                                                    VALUE OF $10,000 INVESTMENT
                                                    ---------------------------
         MEASUREMENT PERIOD
        (FISCAL YEAR COVERED)               S&P 600            CLASS A*           CLASS A
        ---------------------               -------            --------           -------
6/91                                        $10,000             $ 9,550           $10,000
6/92                                         11,710              11,577            12,122
6/93                                         15,046              14,620            15,309
6/94                                         15,326              15,159            15,877
6/95                                         18,447              16,972            17,772
6/96                                         23,246              20,502            21,468
6/97                                         28,287              23,275            24,371

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                          Since
                                        Inception
                    1 Year    5 Year    (9/12/94)
                    ------    ------    ---------
  Class B           12.74%      NA       13.68%
  Class B**          8.74%      NA       12.83%

** Reflects Applicable Contingent Deferred Sales Charge

                                                 VALUE OF $10,000 INVESTMENT
                                                 ---------------------------
         MEASUREMENT PERIOD
        (FISCAL YEAR COVERED)               S&P 600           CLASS B**           CLASS B
        ---------------------               -------           ---------           -------
12/94                                       $10,000            $10,000             $10,000
6/95                                         11,470             10,594              10,594
6/96                                         14,454             12,702              12,702
6/97                                         17,589             14,020              14,320

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The above-quoted performance data includes the performance of the Paragon Gulf South Growth Fund for the period prior to the commencement of operations of The One Group Gulf South Growth Fund on March 26, 1996. Performance for the Fiduciary Shares is based on Class A Share performance adjusted to reflect the absence of sales charges.

The performance of the Gulf South Growth Fund is measured against the S&P 600 Index, an unmanaged index generally representative of the performance of small companies in the US stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

                 The One Group International Equity Index Fund
PORTFOLIO PERFORMANCE REVIEW
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE AND STRATEGY
For the year ended June 30, 1997, The One Group International Equity Index Fund Fiduciary share class provided a total return of 14.64%. (For information on other share classes and a performance comparison to the index, please see page 24.)

As it is designed to do, the Fund's performance closely matched that of the Morgan Stanley Capital International Europe, Australia, Far East/Gross Domestic Product (EAFE/GDP) Index. For the one-year period, the EAFE/GDP Index provided a return of 14.57%.

We were able to slightly outperform the EAFE/GDP Index despite the fact that the Fund has fees and expenses and the index does not. What particularly helped the Fund overcome these factors was the Fund's investment in the emerging markets, including Mexico, Brazil, Turkey and Thailand.

The Fund invests in a portfolio that consists of 90% EAFE/GDP and 10% emerging markets. (The Fund owned 600 stocks in the developed international markets and 270 stocks in the emerging markets.) We invest the Fund's assets according to how the 20 developed countries that comprise the EAFE/GDP are weighted in the Index, and we equally weight the 13 emerging market countries. During the last year, the emerging market component outperformed the EAFE/GDP Index, returning 17.27%.

While the Fund's one-year return was attractive, it would have been greater but for the strength of the U.S. dollar during the period. In other words, purchasing a U.S. dollar in most foreign countries required a greater amount of local currency at the end of the fiscal year than it did at the beginning. As a result, the Fund's foreign-denominated investments were worth less when translated to U.S. dollars.

NOTABLE COUNTRY RETURNS
The Japanese stock market, where we invested the largest percentage of Fund assets--between 23% and 29%--was down 9% for the year. In spite of this poor performance, the Fund still provided a good return, as strong results from many other countries helped offset the decline in the Japanese market.

The stock markets in several developed countries offered excellent returns during the period. For example, in Finland, the market was up 54%; Spain, up 49%; The Netherlands, up 38%; Sweden, up 38%; and the United Kingdom, up 35%. Emerging market countries offering outstanding performance included Brazil, whose stock market was up 72%; Turkey, up 60%; Portugal, up 48%; Greece, up 47%; and Mexico, up 31%.

OUTLOOK
Looking ahead, we believe that international economic activity will likely remain strong. Stock market performance in Japan should improve, European markets generally appear attractive, and many elements of the emerging markets appear favorable.

/s/ NORMAN MELTZ

Norman Meltz
Independence International Associates Inc.
Fund Sub-Advisor


/s/ RICHARD R. JANDRAIN III

Richard R. Jandrain III
Senior Managing Director of Equity Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                 The One Group International Equity Index Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                       Since
                                     Inception
                        1 Year       (10/28/92)
                        ------       ----------
  Fiduciary             14.64%         13.57%

                                          VALUE OF $10,000 INVESTMENT
                                          ---------------------------
         MEASUREMENT PERIOD              MORGAN STANLEY
        (FISCAL YEAR COVERED)               EAFE/GDP          FIDUCIARY
       ---------------------             --------------       ---------
10/92                                        $10,000           $10,000
6/93                                          12,292            11,812
6/94                                          14,582            13,636
6/95                                          15,141            14,209
6/96                                          17,054            15,803
6/97                                          19,539            18,116

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                       Since
                                     Inception
                        1 Year       (4/23/93)
                        ------       ---------
  Class A               14.31%         10.43%
  Class A*               9.18%          9.18%

* Reflects 4.50% Sales Charge

                                                 VALUE OF $10,000 INVESTMENT
                                                 ---------------------------
         MEASUREMENT PERIOD              MORGAN STANLEY
        (FISCAL YEAR COVERED)               EAFE/GDP              CLASS A*            CLASS A
        ---------------------            --------------           --------            -------
4/93                                        $10,000               $ 9,550             $10,000
6/93                                          9,989                 9,510               9,958
6/94                                         11,850                10,953              11,469
6/95                                         12,304                11,374              11,913
6/96                                         13,859                12,641              13,248
6/97                                         15,878                14,448              15,144

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                       Since
                                     Inception
                        1 Year       (1/14/94)
                        ------       ---------
  Class B               13.37%         8.54%
  Class B**              9.37%         7.84%

** Reflects Applicable Contingent Deferred Sales Charge

                                                 VALUE OF $10,000 INVESTMENT
                                                 ---------------------------
         MEASUREMENT PERIOD              MORGAN STANLEY
        (FISCAL YEAR COVERED)               EAFE/GDP              CLASS B**           CLASS B
        ---------------------            --------------           ---------           -------
1/94                                        $10,000               $10,000             $10,000
6/94                                         10,046                10,323              10,323
6/95                                         10,431                10,650              10,650
6/96                                         11,750                11,712              11,712
6/97                                         13,461                12,978              13,278

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

International investing involves increased risk and volatility.

The performance of the International Equity Index Fund is measured against the Morgan Stanley EAFE/GDP Index, an unmanaged index generally representative of the performance of international stock markets. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
ASSET ALLOCATION FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
ASSET BACKED SECURITIES (2.2%):
     140     Advanta Credit Card Master Trust,
               5.95%, 8/31/99.....................   $    140
     513     Advanta Mortgage Loan Trust, Series
               1994-3, Class A2, 7.60%, 7/25/10...        516
     250     Case Equipment Loan Trust, Series
               1996-B, Class A3, 6.65%, 9/15/03...        251
     480     Green Tree Financial Corp., Series
               1996-3, Class A3, 6.70%, 5/15/27...        481
      98     Honda Auto Receivables Grantor Trust,
               Series 1994-A, 4.80%, 8/15/99......         98
     106     KeyCorp Auto Grantor Trust, Series
               1995-A A, 5.80%, 7/15/00...........        106
     500     Nationsbank Auto Owner Trust, Series
               1996-A A3, 6.38%, 7/15/00..........        504
     325     Olympic Automobile Receivables Trust,
               6.05%, 8/15/02.....................        322
   1,025     Olympic Automobile Receivables Trust,
               Series 1996-B, Class A4, 6.70%,
               3/15/02............................      1,033
     259     The Money Store Home Equity Trust,
               Series 1994-B, Class A2, 6.80%,
               2/15/13............................        259
     102     Union Federal Savings Bank Trust,
               Series 1994 A A, 5.08%, 5/15/00....        101
                                                     --------
Total Asset Backed Securities                           3,811
                                                     --------
COMMON STOCKS (54.1%):
Capital Goods (3.9%):
      13     BW/IP Holdings, Inc..................        254
       6     Case Corp............................        427
      11     Cooper Industries, Inc...............        537
      16     Emerson Electric Co..................        887
      40     General Electric Co..................      2,621
      13     Ingersoll Rand Co....................        772
      21     Teleflex, Inc........................        644
      15     Thermo Electron Corp. (b)............        524
                                                     --------
                                                        6,666
                                                     --------
Consumer Durable (1.4%):
      25     Autozone, Inc. (b)...................        591
      28     Chrysler Corp........................        910
      13     Lear Corp. (b).......................        568
       7     Whirlpool Corp.......................        398
                                                     --------
                                                        2,467
                                                     --------
Consumer Non-Durable (6.1%):
      29     Archer-Daniels-Midland Co............        672
      12     Coca Cola Co.........................        844
      10     Dole Food, Inc. (c)..................        415
      14     McCormick & Co., Inc.................        348
      34     PepsiCo, Inc.........................      1,285

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
COMMON STOCKS, CONTINUED:
Consumer Non-Durable, continued:
      42     Philip Morris Co., Inc...............   $  1,872
       6     Proctor & Gamble Co..................        890
      13     Quaker Oats Co.......................        570
      17     Revlon, Inc. (b).....................        902
      21     RJR Nabisco Holdings Corp............        703
      21     Supervalu, Inc.......................        735
      23     Sysco Corp...........................        850
       7     Universal Corp.......................        229
                                                     --------
                                                       10,315
                                                     --------
Consumer Services (3.2%):
      10     Belo (A.H.) Corp., Series A..........        404
      16     Callaway Golf Co. (c)................        557
      30     CUC International, Inc. (b)(c).......        769
      23     Hasbro, Inc. (c).....................        660
      23     Hilton Hotels Corp...................        598
      12     Mattel, Inc. (c).....................        420
      10     MGM Grand, Inc. (b)(c)...............        374
      22     Time Warner, Inc. (c)................      1,080
       6     Walt Disney Co.......................        506
                                                     --------
                                                        5,368
                                                     --------
Energy (4.0%):
       9     Ashland, Inc.........................        408
      10     Atlantic Richfield Co................        733
       8     Devon Energy Corp....................        290
       7     Dresser Industries, Inc. (c).........        276
      29     Exxon Corp...........................      1,783
      15     Mapco, Inc...........................        457
      19     Mobil Corp...........................      1,314
      20     Tosco Corp...........................        587
      20     USX-Marathon Group...................        566
      10     Weatherford Enterra, Inc. (b)........        389
                                                     --------
                                                        6,803
                                                     --------
Financial Services (8.1%):
       1     American International Group, Inc....        194
      14     BankAmerica Corp.....................        917
       5     Cigna Corp...........................        941
      20     Equitable Co., Inc. (c)..............        658
      31     Federal National Mortgage Assoc......      1,351
      11     First Union Corp.....................        971
       5     First Virginia Banks, Inc............        302
      13     Fleet Financial Group, Inc...........        797
      11     Hartford Financial Services Group....        935
      15     Mellon Bank Corp. (c)................        659
      15     Morgan Stanley Dean Witter
               Discover...........................        659
      15     National City Corp...................        809
      11     Pacific Century Financial Corp.......        495
       5     Provident Co., Inc...................        262
      12     Regions Financial Corp...............        386
      16     Southtrust Corp......................        641

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
ASSET ALLOCATION FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
      14     SunTrust Banks, Inc..................   $    793
       6     TransAmerica Corp....................        589
      20     Travelers Group, Inc.................      1,274
       6     Washington Mutual, Inc. (c)..........        370
                                                     --------
                                                       14,003
                                                     --------
Health Care (6.7%):
      17     Abbott Labs..........................      1,128
       9     Amgen, Inc. (b)......................        517
      13     Baxter International, Inc............        695
       9     Boston Scientific Corp. (b)..........        571
      20     Bristol Myers Squibb Co..............      1,604
       7     Cardinal Health, Inc. (c)............        384
       7     Centocor, Inc. (b)...................        205
      13     Columbia/HCA Healthcare Corp. (c)....        491
      12     Eli Lilly & Co.......................      1,268
       7     Guidant Corp.........................        561
       4     HBO & Co.............................        269
      20     Merck & Co., Inc.....................      2,080
       9     Phycor, Inc. (b)(c)..................        300
      20     Schering Plough Corp.................        967
      10     Vencor, Inc. (b).....................        441
                                                     --------
                                                       11,481
                                                     --------
Raw Materials (2.9%):
      13     B. F. Goodrich Co....................        576
       9     Betzdearborn, Inc. (c)...............        581
      11     Du Pont (EI) de Nemours & Co.........        666
      11     Ferro Corp...........................        411
      11     Lubrizol Corp........................        440
      13     Monsanto Co..........................        560
      14     Morton International, Inc............        426
      13     Nalco Chemical Co....................        483
       9     Praxair, Inc.........................        521
      20     Wellman, Inc.........................        339
                                                     --------
                                                        5,003
                                                     --------
Retail (3.1%):
      17     Dollar General Corp..................        632
      27     Just For Feet, Inc. (b)(c)...........        469
      22     Kroger Co. (b).......................        650
      34     Officemax, Inc. (b)..................        497
       9     Outback Steakhouse, Inc. (b).........        220
      13     TJX Co., Inc. (c)....................        332
      20     Toys R Us, Inc. (b)(c)...............        707
      51     Wal-Mart Stores, Inc.................      1,731
                                                     --------
                                                        5,238
                                                     --------
Shelter (1.1%):
      25     Kaufman & Broad Home Corp............        434

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
COMMON STOCKS, CONTINUED:
Shelter, continued:
      12     Masco Corp. (c)......................   $    484
      12     Pentair, Inc.........................        388
       9     Weyerhaeuser Co......................        489
                                                     --------
                                                        1,795
                                                     --------
Technology (8.1%):
       5     Altera Corp. (b)(c)..................        273
      17     Analog Devices, Inc. (b)(c)..........        454
       9     Applied Materials, Inc. (b)..........        630
       9     BMC Software, Inc. (b)...............        509
      11     Cadence Design Systems, Inc. (b).....        355
      16     Cisco Systems, Inc. (b)..............      1,081
       6     Compaq Computer Corp. (b)............        615
       7     Dell Computer Corp. (b)..............        787
       4     General Motors Corp., Class H........        254
      18     Hewlett Packard Co...................      1,008
      14     Intel Corp...........................      1,914
      17     International Business Machines......      1,524
       6     Lockheed Martin Corp.................        601
       8     Lucent Technologies, Inc.............        548
      20     Microsoft Corp. (b)..................      2,465
      15     Orbital Sciences Corp. (b)(c)........        241
      12     Rohr Industries, Inc. (b)............        272
       7     Teradyne, Inc. (b)...................        287
                                                     --------
                                                       13,818
                                                     --------
Utilities (5.5%):
       8     AES Corp. (b)(c).....................        580
      10     Century Telephone Enterprises........        327
      35     Edison International.................        858
      19     Enron Corp. (c)......................        771
      18     General Public Utilities Corp........        646
      30     GTE Corp.............................      1,307
      17     MCI Communications Corp..............        651
      12     MCN Corp.............................        377
      10     National Fuel Gas Co.................        428
      25     New York State Electric & Gas........        530
      22     SBC Communications, Inc..............      1,361
      18     Sprint Corp. (c).....................        942
      16     Texas Utilities......................        544
                                                     --------
                                                        9,322
                                                     --------
Total Common Stocks                                    92,279
                                                     --------

CORPORATE BONDS (12.0%):
Banking, Finance & Insurance (7.6%):
$  1,000     Association Corp., 8.27%, 11/8/01....   $  1,055
   1,000     Bankamerica Corp., 8.13%, 2/1/02.....      1,049
     500     Chrysler Financial Corp., 5.88%,
               2/7/01.............................        488
     420     Circuit City Credit Card Master
               Trust, 6.38%, 8/15/05..............        419
   1,000     First Hawaiian, Inc., 6.25%,
               8/15/00............................        985

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
ASSET ALLOCATION FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
 $   610     Ford Credit Auto Loan Master Trust,
               5.50%, 2/15/03.....................   $    588
     500     Ford Motor Credit Corp., 8.38%,
               1/15/00............................        521
     250     General Motors Acceptance Corp.,
               7.00%, 3/1/00......................        253
   1,000     General Motors Acceptance Corp.,
               8.25%, 2/24/04.....................      1,057
   1,000     Goldman Sachs Group, 7.20%, 3/1/07,
               144 A..............................      1,004
     750     Huntington National Bank, 6.75%,
               6/15/03............................        740
     250     Lehman Brothers Holdings, Inc.,
               6.38%, 6/1/98......................        251
     300     Lehman Brothers Holdings, Inc.,
               8.88%, 11/1/98.....................        310
     500     Lehman Brothers, Inc., 9.88%,
               10/15/00...........................        544
     550     MBNA Master Credit Card, 5.40%,
               3/15/99............................        546
     800     McDonnell Douglas Corp., 9.30%,
               9/11/02............................        842
     500     Midland Bank PLC, 6.95%, 3/15/11.....        483
     250     Nationsbank Texas, 6.75%, 8/15/00....        251
   1,000     Society National Bank, 6.75%,
               6/15/03............................        991
     500     Suntrust Banks, 7.38%, 7/1/02........        511
                                                     --------
                                                       12,888
                                                     --------
Industrials (2.5%):
     250     Anheuser Busch Co., 8.75%, 12/1/99...        263
     500     Campbell Soup Co., 5.63%, 9/15/03....        471
     250     Coca-Cola Co., 7.88%, 9/15/98........        255
     500     Dayton Hudson Corp., 7.25%, 9/1/04...        502
     200     Du Pont (EI) de Nemours & Co., 8.70%,
               2/7/01.............................        213
     250     Ford Motor Co., 9.00%, 9/15/01.......        269
     200     Illinois Tool Works, 7.50%,
               12/1/98............................        203
     500     J C Penney & Co., 5.38%, 11/15/98....        494
     250     Johnson & Johnson, 7.38%, 6/29/02....        257
     500     Occidental Petroleum, 9.25%,
               8/1/19.............................        581
     750     Sears Roebuck Acceptance, 7.13%,
               5/2/03.............................        758
                                                     --------
                                                        4,266
                                                     --------
Transportation (0.3%):
     500     Union Pacific Co., 7.60%, 5/1/05.....        513
                                                     --------
Utilities (1.6%):
     500     AT&T Corp., 6.00%, 8/1/00............        492
     500     AT&T Corp., 7.50%, 6/1/06............        516
     250     Duke Power Co., 7.00%, 7/1/00........        253

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
CORPORATE BONDS, CONTINUED:
Utilities, continued:
$    250     Southern California Edison, 7.50%,
               4/15/99............................   $    255
     500     Virginia Electric & Power, 6.63%,
               4/1/03.............................        494
     675     Virginia Electric & Power MTN, 9.15%,
               6/10/99............................        707
                                                     --------
                                                        2,717
                                                     --------
Total Corporate Bonds                                  20,384
                                                     --------
FEDERAL AGENCY DEBENTURES (1.2%):
Federal National Mortgage Assoc. (1.2%):
   1,000     5.55%, 9/8/98........................        997
   1,000     5.53%, 2/10/99.......................        988
                                                     --------
Total Federal Agency Debentures                         1,985
                                                     --------
U.S. GOVERNMENT AGENCY MORTGAGES (14.8%):
Federal Home Loan Mortgage Corp. (5.2%):
     182     10.00%, 9/1/03, Pool #E30407.........        192
     308     8.00%, 3/1/08, Pool #E45796..........        317
     983     7.00%, 1/1/12, Pool #E66116..........        984
     331     10.50%, 10/1/20, Pool #D24679........        367
     828     8.00%, 4/1/25, Pool #C00401..........        850
     925     8.00%, 5/1/25, Pool #D60455..........        949
     482     7.00%, 2/1/26, Pool #D69343..........        474
     705     6.50%, 2/1/26, Pool #D68616..........        677
     975     6.50%, 2/1/26, Pool #D68124..........        936
     491     7.00%, 3/1/26, Pool #D69430..........        482
     951     7.50%, 5/1/26, Pool #C00460..........        956
     890     8.50%, 7/1/26, Pool #C00472..........        926
     991     7.00%, 10/1/26, Pool #D75494.........        974
                                                     --------
                                                        9,084
                                                     --------
Federal National Conventional Loan (0.7%):
     667     8.00%, 6/1/24, Pool #270402..........        684
     417     8.00%, 6/1/24, Pool #250085..........        428
                                                     --------
                                                        1,112
                                                     --------
Federal National Mortgage Assoc. (3.8%):
     275     6.40%, 3/25/03.......................        268
     250     6.40%, 1/13/04.......................        243
     300     8.05%, 7/14/04.......................        300
     929     6.50%, 5/1/11, Pool #337195..........        912
     924     7.00%, 7/1/25, Pool #317252..........        908
     914     6.50%, 2/1/26, Pool #337115..........        875
     936     7.50%, 5/1/26, Pool #344916..........        939
     979     7.00%, 5/1/26, Pool #346269..........        960
     983     7.50%, 11/1/26, Pool #363626.........        986
                                                     --------
                                                        6,391
                                                     --------
Government National Mortgage Assoc. (5.1%):
     772     5.50%, 4/20/11, Pool #2222...........        722
     118     8.00%, 4/15/17, Pool # 192100........        122

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
ASSET ALLOCATION FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
$     77     8.00%, 5/15/22, Pool #329176.........   $     79
      90     6.50%, 1/15/24, Pool #376656.........         87
     236     8.00%, 4/15/24, Pool #376038.........        242
   1,231     8.00%, 8/15/24, Pool #394024.........      1,266
   1,428     7.00%, 8/15/25, Pool #413007.........      1,407
     990     6.50%, 4/15/26, Pool #424185.........        947
     994     6.50%, 4/15/26, Pool #416192.........        951
     929     7.50%, 5/15/26, Pool #375345.........        933
     990     7.00%, 5/15/26, Pool #375344.........        973
     925     8.50%, 1/15/27, Pool #432266.........        962
                                                     --------
                                                        8,691
                                                     --------
Total U.S. Government Agency Mortgages                 25,278
                                                     --------
U.S. TREASURY OBLIGATIONS (14.3%):
U.S. Treasury Bills (0.1%):
     110     7/10/97 (d)..........................        110
      35     7/17/97 (d)..........................         35
      90     8/21/97 (d)..........................         89
                                                     --------
                                                          234
                                                     --------
U.S. Treasury Bonds (4.7%):
     750     11.25%, 2/15/15......................      1,089
     900     7.50%, 11/15/16......................        962
   4,700     8.13%, 8/15/19 (c)...................      5,362
     500     7.88%, 2/15/21 (c)...................        557
                                                     --------
                                                        7,970
                                                     --------

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
U.S. TREASURY OBLIGATIONS, CONTINUED:
U.S. Treasury Notes (9.5%):
 $ 3,500     7.25%, 2/15/98 (c)...................   $  3,532
     600     9.00%, 5/15/98.......................        616
     200     8.88%, 2/15/99.......................        209
     300     5.88%, 3/31/99.......................        299
   3,250     7.00%, 4/15/99 (c)...................      3,301
     300     6.00%, 10/15/99 (c)..................        299
     250     7.75%, 11/30/99......................        259
   2,500     7.75%, 1/31/00 (c)...................      2,590
   3,000     6.50%, 5/31/01.......................      3,015
     300     6.50%, 8/31/01.......................        301
     150     6.25%, 2/15/03 (c)...................        149
   1,500     6.50%, 5/15/05 (c)...................      1,496
                                                     --------
                                                       16,066
                                                     --------
   Total U.S. Treasury Obligations                     24,270
                                                     --------
REPURCHASE AGREEMENTS (1.6%):
   2,640     Aubrey G. Lanston & Co., 5.90%,
               7/1/97 (Collateralized by $2,640
               U.S. Treasury Notes, 6.25%,
               1/31/02, market value-$2,761)            2,640
                                                     --------
   Total Repurchase Agreements                          2,640
                                                     --------
Total (Cost--$153,456) (a)                           $170,647
                                                     ========

------------
Percentages indicated are based on net assets of $170,250.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $77. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                  Unrealized appreciation..................................................   $18,134
                  Unrealized depreciation..................................................    (1,020)
                                                                                              -------
                  Net unrealized appreciation..............................................   $17,114
                                                                                              =======

(b) Non-income producing securities.

(c) A portion of this security was loaned as of June 30, 1997.

(d) Serves as collateral for futures contracts.

                                                                        CURRENT
  NUMBER                                              OPENING           MARKET
    OF                                               POSITIONS           VALUE
CONTRACTS                CONTRACT TYPE                 (000)             (000)
----------     ---------------------------------     ---------          -------
               Long S&P 500 September 1997
    1          Futures                                 $428              $445

See notes to financial statements.

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
INCOME EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS (88.6%):
Business Equipment & Services (3.2%):
      85     Automatic Data Processing, Inc.
               (b)...............................   $  3,995
     210     Browning-Ferris Industries, Inc.
               (b)...............................      6,983
     225     Dun & Bradstreet Corp...............      5,906
     180     National Service Industries, Inc....      8,764
                                                    --------
                                                      25,648
                                                    --------
Capital Goods (5.1%):
     215     Cooper Industries, Inc..............     10,696
      80     Deere & Co..........................      4,390
     300     General Electric Co.................     19,614
      70     Johnson Controls, Inc. (b)..........      2,874
     155     Westinghouse Electric Corp..........      3,581
                                                    --------
                                                      41,155
                                                    --------
Consumer Durable (1.9%):
      70     Briggs & Stratton Corp..............      3,500
     320     Ford Motor Co.......................     12,080
                                                    --------
                                                      15,580
                                                    --------
Consumer Non-Durable (15.7%):
     110     American Greetings Corp., Class A...      4,084
     240     Campbell Soup Co....................     12,000
      75     Clorox Co...........................      9,900
     230     Coca Cola Co........................     16,041
     235     ConAgra, Inc........................     15,069
     145     Eastman Kodak Co....................     11,129
     160     H.J. Heinz Co.......................      7,380
     125     International Flavors & Fragrances,
               Inc...............................      6,313
      60     McCormick & Co., Inc................      1,515
      80     PepsiCo, Inc........................      3,005
     360     Philip Morris Co., Inc..............     15,975
      95     Proctor & Gamble Co. (b)............     13,419
      55     Quaker Oats Co......................      2,468
     100     RJR Nabisco Holdings Corp...........      3,300
      60     V.F. Corp...........................      5,108
                                                    --------
                                                     126,706
                                                    --------
Consumer Services (1.1%):
     150     McGraw-Hill Co., Inc................      8,822
                                                    --------
Energy (10.9%):
     160     Amoco Corp..........................     13,910
     100     Atlantic Richfield Co...............      7,050
     150     Dresser Industries, Inc.............      5,588
     300     Exxon Corp..........................     18,450
      85     Halliburton Co......................      6,736
     240     Mobil Corp..........................     16,770
     360     Royal Dutch Petroleum Co............     19,575
                                                    --------
                                                      88,079
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Financial Services (16.2%):
    160      Allstate Corp.......................   $ 11,680
    250      American Express Co. (b)............     18,625
    300      BankAmerica Corp....................     19,367
     60      Chase Manhattan Corp................      5,824
     50      Citicorp............................      6,028
    180      Federal National Mortgage Assoc.....      7,853
    130      First Tennessee National Corp.
               (b)...............................      6,240
    145      J.P. Morgan & Co., Inc..............     15,134
    190      Lincoln National Corp...............     12,231
     85      National City Corp..................      4,463
    100      Reliastar Financial Corp............      7,313
    100      TransAmerica Corp...................      9,356
    115      U.S. Bancorp (b)....................      7,374
                                                    --------
                                                     131,488
                                                    --------
Health Care (11.7%):
     185     American Home Products Co...........     14,153
     260     Baxter International, Inc...........     13,585
     285     Bristol Myers Squibb Co.............     23,083
      50     Merck & Co., Inc....................      5,175
      75     Pfizer, Inc.........................      8,963
     220     Schering Plough Corp................     10,533
     150     Warner Lambert Co...................     18,638
                                                    --------
                                                      94,130
                                                    --------
Multi-Industry (1.1%):
      85     Minnesota Mining & Manufacturing
               Co................................      8,670
                                                    --------
Raw Materials (4.2%):
     170     Dow Chemical Co.....................     14,811
     140     Du Pont (EI) de Nemours & Co........      8,803
     170     Nalco Chemical Co...................      6,566
     150     Pall Corp. (b)......................      3,488
                                                    --------
                                                      33,668
                                                    --------
Retail (2.5%):
     120     Albertsons, Inc.....................      4,380
     115     May Department Stores Co............      5,434
     185     Wal-Mart Stores, Inc................      6,255
      80     Walgreen Co.........................      4,290
                                                    --------
                                                      20,359
                                                    --------
Shelter (0.4%):
      60     Weyerhaeuser Co.....................      3,120
                                                    --------
Technology (6.8%):
     100     AMP, Inc. (b).......................      4,175
     100     Boeing Co. (b)......................      5,306
     110     Hewlett Packard Co..................      6,160
      30     Intel Corp..........................      4,254
      60     International Business Machines.....      5,411
      65     Lockheed Martin Corp................      6,732

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
INCOME EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Technology, continued:
     90      United Technologies Corp............   $  7,470
    200      Xerox Corp..........................     15,775
                                                    --------
                                                      55,283
                                                    --------
Transportation (0.8%):
     95      Union Pacific Corp. (b).............      6,698
                                                    --------
Utilities (7.0%):
     170     AT&T Corp. (b)......................      5,961
     175     BellSouth Corp......................      8,116
     175     Central & South West Corp...........      3,719
     160     Entergy Corp. (b)...................      4,380
     210     GTE Corp............................      9,214
     120     Ku Energy Cop. (b)..................      4,095
     110     Questar Corp........................      4,441
     200     SBC Communications, Inc.............     12,374
      80     Sprint Corp.........................      4,210
                                                    --------
                                                      56,510
                                                    --------
Total Common Stocks                                  715,916
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
CONVERTIBLE BONDS (5.0%):
 $ 7,000     Alza Corp., 5.00%, 5/1/06...........   $  7,096
   6,500     Hilton Hotels Corp., 5.00%,
               5/15/06...........................      6,923
   6,500     Home Depot, Inc., 3.25%, 10/1/01,
               Callable 10/1/99 @ 100.81.........      7,425
   7,000     Masco Corp., 5.25%, 2/15/12.........      7,368
   5,500     Medical Care International, 6.75%,
               10/1/06...........................      5,528
   5,500     Pep Boys-Manny, Moe & Jack, 4.00%,
               9/1/99............................      5,665
                                                    --------
Total Convertible Bonds                               40,005
                                                    --------
PREFERRED STOCKS (5.0%):
     160     Corning Delaware....................     13,920
     120     Crown Cork & Seal Co................      6,060
     120     Cyprus Amax Minerals Co.............      6,660
      45     Microsoft Corp......................      3,915
     155     Sonoco Products.....................      9,939
                                                    --------
Total Preferred Stocks                                40,494
                                                    --------
REPURCHASE AGREEMENTS (1.2%):
   9,787     Prudential Securities, 6.05%, due
               7/1/97 (collateralized by $10,031
               U.S. Treasury Note, 5.75%,
               10/31/00, market value $9,983)....      9,787
                                                    --------
    Total Repurchase Agreements                        9,787
                                                    --------
Total (Cost--$449,883) (a)                          $806,202
                                                    ========

------------

Percentages indicated are based on net assets of $807,501.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                  Unrealized appreciation..................................................   $357,471
                  Unrealized depreciation..................................................     (1,152)
                                                                                              --------
                  Net unrealized appreciation..............................................   $356,319
                                                                                              ========

(b) A portion of this security was loaned as of June 30, 1997.

See notes to financial statements.

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS (95.4%):
Business Equipment & Services (1.9%):
      31     Automatic Data Processing, Inc.
               (c)...............................   $  1,454
      22     Browning-Ferris Industries, Inc.....        741
       9     Canadian Moore Corp., Ltd...........        181
       8     Ceridian Corp. (b)(c)...............        336
      18     Cognizant Corp......................        725
       8     Computer Sciences Corp. (b).........        563
       9     Deluxe Corp.........................        303
      18     Dun & Bradstreet Corp...............        470
       7     Ecolab, Inc.........................        327
      16     Equifax, Inc........................        584
      47     First Data Corp. (c)................      2,071
      11     H & R Block.........................        344
      13     Ikon Office Solutions...............        336
       9     Interpublic Group Co., Inc..........        521
       3     John H. Harland Co..................         65
      31     Laidlaw Inc., Class B, Non-Voting...        432
       5     National Service Industries, Inc....        255
      16     Pitney Bowes, Inc...................      1,124
      16     R.R. Donnelley & Sons Co............        596
       9     Ryder Systems, Inc..................        281
       6     Safety-Kleen Corp...................        108
      24     Service Corp. International (c).....        783
      48     WMX Technologies, Inc...............      1,526
                                                    --------
                                                      14,126
                                                    --------
Capital Goods (5.8%):
       3     Aeroquip-Vickers, Inc...............        121
       9     Black & Decker Corp.................        335
       8     Case Corp...........................        517
      20     Caterpillar, Inc....................      2,170
       4     Cincinnati Milacron, Inc............        105
      12     Cooper Industries, Inc..............        619
       4     Crane Co............................        187
       4     Cummins Engine, Inc.................        301
      27     Deere & Co..........................      1,471
      12     Dover Corp..........................        721
      47     Emerson Electric Co.................      2,586
       9     Fluor Corp..........................        490
       4     Foster Wheeler Corp.................        160
     345     General Electric Co.................     22,547
       5     General Signal Corp. (c)............        237
       3     Giddings & Lewis, Inc...............         69
       6     Grainger W.W., Inc..................        463
       5     Harnischfeger Industries, Inc.
               (c)...............................        217
      13     Honeywell, Inc......................      1,009
      25     Illinois Tool Works (c).............      1,249
      11     Ingersoll Rand Co...................        669
       9     Johnson Controls, Inc...............        353
       0     Nacco Industries, Inc...............         22
       8     Navistar International Corp. (b)....        142
       5     Owens-Corning Fiberglass Corp.......        235

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Capital Goods, continued:
       8     Paccar, Inc.........................   $    366
       8     Parker-Hannifin Corp................        481
      19     PPG Industries, Inc.................      1,117
      18     Sherwin-Williams Co.................        570
       7     Snap-On, Inc........................        270
       9     Stanley Works.......................        367
      16     Thermo Electron Corp. (b)...........        530
       6     Timken Co...........................        201
      17     Tyco International, Ltd. (c)........      1,214
      65     Westinghouse Electric Corp..........      1,509
                                                    --------
                                                      43,620
                                                    --------
Consumer Durable (2.2%):
      16     Autozone, Inc. (b)..................        375
       2     Briggs & Stratton Corp..............         99
      74     Chrysler Corp.......................      2,425
       9     Cooper Tire & Rubber Co.............        198
      10     Dana Corp...........................        395
       8     Eaton Corp..........................        726
       7     Echlin, Inc.........................        239
     125     Ford Motor Co.......................      4,701
      77     General Motors Corp.................      4,270
      19     Genuine Parts Co....................        650
      16     Goodyear Tire & Rubber Co...........      1,008
      12     ITT Industries, Inc.................        313
      11     Maytag Corp.........................        281
       8     Whirlpool Corp......................        442
                                                    --------
                                                      16,122
                                                    --------
Consumer Non-Durable (12.4%):
       5     Alberto Culver Co., Class B (c).....        150
       8     American Greetings Corp., Class A...        301
      52     Anheuser Busch Co., Inc.............      2,182
      58     Archer-Daniels-Midland Co...........      1,372
      14     Avon Products, Inc..................      1,016
       3     Ball Corp...........................         79
       6     Bemis Co............................        261
       7     Brown-Forman Corp., Class B.........        361
      49     Campbell Soup Co....................      2,461
       6     Clorox Co...........................        743
     260     Coca Cola Co........................     18,155
      31     Colgate Palmolive Co. (c)...........      1,998
      25     ConAgra, Inc........................      1,612
       4     Coors Adolph Co., Class B...........        102
      15     CPC International...................      1,412
      13     Crown Cork & Seal Co. (c)...........        698
      35     Eastman Kodak Co....................      2,717
       4     Fleming Co., Inc....................         68
      18     Fortune Brands, Inc.................        688
       8     Fruit of the Loom, Inc., Class A
               (b)...............................        257
      17     General Mills, Inc. (c).............      1,086
      58     Gillette Co.........................      5,514

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Consumer Non-Durable, continued:
      39     H.J. Heinz Co.......................   $  1,776
      16     Hershey Foods Corp..................        893
      12     International Flavors &
               Fragrances, Inc...................        582
       4     Jostens, Inc........................        112
      23     Kellogg Co. (c).....................      1,948
       8     Liz Claiborne, Inc. (c).............        382
      17     Newell Co...........................        667
      30     Nike, Inc., Class B.................      1,769
     162     PepsiCo, Inc........................      6,096
     255     Philip Morris Co., Inc..............     11,331
       9     Pioneer Hi-Bred International,
               Inc...............................        736
       5     Polaroid Corp.......................        277
      71     Proctor & Gamble Co.................     10,034
      14     Quaker Oats Co......................        624
      11     Ralston Purina Group................        899
       6     Reebok International Ltd. (b).......        293
      16     Rubbermaid, Inc.....................        487
       4     Russell Corp........................        120
      51     Sara Lee, Corp......................      2,105
      39     Seagram Co., Ltd....................      1,577
       1     Springs Industries, Inc., Class A...         66
       6     Stride Rite Corp....................         73
       8     Supervalu, Inc......................        262
      19     Sysco Corp..........................        699
       7     Tupperware Corp.....................        249
      17     Unilever N V........................      3,569
      21     UST, Inc............................        578
       7     V.F. Corp...........................        589
      12     Wrigley (Wm.) Junior Co. (c)........        813
                                                    --------
                                                      92,839
                                                    --------
Consumer Services (3.3%):
      10     Brunswick Corp......................        315
      34     Comcast Corp., Class A..............        736
      41     CUC International, Inc. (b)(c)......      1,065
      10     Dow Jones & Co., Inc................        410
      15     Gannett, Inc........................      1,459
      10     Harrah's Entertainment, Inc. (b)....        191
      14     Hasbro, Inc. (c)....................        390
      26     Hilton Hotels Corp..................        696
      16     Hospitality Franchise Systems, Inc.
               (b)...............................        951
      12     ITT Corp. (b).......................        735
       4     King World Productions, Inc. (b)....        131
      10     Knight-Ridder, Inc..................        513
      13     Marriott International, Inc.........        813
      29     Mattel, Inc. (c)....................        977
      11     McGraw-Hill Co., Inc................        627
       5     Meredith Corp.......................        155
      10     New York Times Co., Class A.........        525

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
      69     Tele-Communications, Inc.,
               Class A (b)(c)....................   $  1,019
      60     Time Warner, Inc....................      2,878
      11     Times Mirror Co., Class A (c).......        632
      14     Tribune Co..........................        669
      49     U.S. West, Inc. (b).................      1,856
      38     Viacom, Inc., Class B (b)...........      1,131
      71     Walt Disney Co......................      5,705
                                                    --------
                                                      24,579
                                                    --------
Energy (8.5%):
      10     Amerada Hess Corp...................        538
      52     Amoco Corp..........................      4,512
       7     Ashland, Inc........................        316
      34     Atlantic Richfield Co...............      2,393
      15     Baker Hughes, Inc...................        578
      13     Burlington Northern.................        582
      68     Chevron Corp. (c)...................      5,022
      19     Dresser Industries, Inc.............        690
     260     Exxon Corp..........................     15,988
      13     Halliburton Co......................      1,043
       2     Helmerich & Payne, Inc..............        114
       6     Kerr McGee Corp.....................        363
       3     Louisiana Land & Exploration Co.....        187
       6     McDermott International, Inc........        182
      82     Mobil Corp..........................      5,764
      33     Occidental Petroleums Corp. (c).....        839
      10     Oryx Energy Co. (b).................        217
       5     Pennzoil Co.........................        387
      27     Phillips Petroleum Co...............      1,201
       9     Rowan Cos., Inc. (b)(c).............        251
     224     Royal Dutch Petroleum Co............     12,192
       9     Santa Fe Energy Resources, Inc.
               (b)...............................        137
      25     Schlumberger Ltd....................      3,184
       8     Sun, Inc. (c).......................        243
      19     Tenneco, Inc........................        837
      27     Texaco, Inc.........................      2,984
      26     Union Pacific Resources Group,
               Inc...............................        648
      26     Unocal Corp.........................      1,000
      30     USX-Marathon Group..................        875
       6     Western Atlas, Inc. (b).............        461
                                                    --------
                                                      63,728
                                                    --------
Financial Services (14.4%):
      47     Allstate Corp.......................      3,411
      50     American Express Co.................      3,711
      25     American General Corp. (c)..........      1,209
      49     American International Group,
               Inc...............................      7,385
      17     Aon Corp............................        854
      46     Banc One Corp. (c)..................      2,212
      42     Bank of New York Co., Inc. (c)......      1,805
      75     BankAmerica Corp....................      4,871

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
      16     Bankboston Corp.....................   $  1,122
       9     Bankers Trust New York Corp. (c)....        764
      22     Barnett Banks, Inc..................      1,146
       6     Beneficial Corp.....................        427
      18     Charles Schwab Corp.................        749
      46     Chase Manhattan Corp................      4,432
      18     Chubb Corp..........................      1,229
       8     Cigna Corp..........................      1,438
      49     Citicorp............................      5,876
      12     Comerica, Inc.......................        789
      19     Conseco, Inc. (c)...................        692
      22     Corestates Financial Corp...........      1,169
      11     Country Wide Credit.................        337
      74     Federal Home Loan Mortgage Corp.....      2,558
     111     Federal National Mortgage Assoc.....      4,862
      11     Fifth Third Bancorp.................        911
      14     First Bank System, Inc..............      1,195
      33     First Chicago NBD Corp..............      2,002
      29     First Union Corp. (c)...............      2,712
      27     Fleet Financial Group, Inc..........      1,713
       9     General Re Corp.....................      1,617
       7     Golden West Financial Corp..........        470
      14     Great Western Financial Corp........        754
      14     Green Tree Financial Corp...........        509
      12     H.F. Ahmanson & Co..................        509
      12     Hartford Financial Services Group...        997
      11     Household International, Inc........      1,314
      19     J.P. Morgan & Co., Inc..............      2,019
       8     Jefferson Pilot Corp................        543
      24     KeyCorp.............................      1,341
      11     Lincoln National Corp...............        694
      17     Marsh & McLennan Co.................      1,228
       4     MBIA, Inc...........................        496
      35     MBNA Corp. (c)......................      1,280
      28     Mellon Bank Corp. (c)...............      1,263
      35     Merrill Lynch & Co..................      2,071
      13     MGIC Investment Corp. (c)...........        604
      60     Morgan Stanley Dean Witter
               Discover..........................      2,584
      23     National City Corp..................      1,223
      77     NationsBank Corp....................      4,937
      39     Norwest Corp. (c)...................      2,169
      34     PNC Bank Corp.......................      1,405
      10     Providian Financial.................        324
       6     Republic N Y Corp...................        645
      13     SAFECO Corp.........................        599
      11     Salomon, Inc. (c)...................        614
       9     St. Paul Co., Inc. (c)..............        688
      24     SunTrust Banks, Inc.................      1,325
       8     Torchmark Corp......................        552
       7     TransAmerica Corp...................        646
      67     Travelers Group, Inc................      4,223
SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
      16     U.S. Bancorp........................   $  1,047
      16     UNUM Corp...........................        680
      12     USF & G Corp. (c)...................        286
      18     Wachovia Corp.......................      1,044
       9     Wells Fargo & Co. (c)...............      2,548
                                                    --------
                                                     106,829
                                                    --------
Health Care (11.1%):
      82     Abbott Labs.........................      5,445
      15     Aetna...............................      1,578
       7     Allergan, Inc.......................        220
       9     Alza Corp. (b)......................        258
      68     American Home Products Co. (c)......      5,167
      28     Amgen, Inc. (b).....................      1,616
       6     Bard C.R., Inc......................        223
       6     Bausch & Lomb, Inc..................        302
      29     Baxter International, Inc...........      1,505
      14     Becton Dickinson & Co. (c)..........        697
       9     Beverly Enterprises, Inc. (b).......        152
      12     Biomet, Inc. (c)....................        226
      20     Boston Scientific Corp. (b).........      1,247
     105     Bristol Myers Squibb Co.............      8,482
      11     Cardinal Health, Inc. (c)...........        653
      70     Columbia/HCA Healthcare Corp. (c)...      2,738
      58     Eli Lilly & Co......................      6,315
       8     Guidant Corp........................        646
      36     Healthsouth Corp. (b)(c)............        898
      17     Humana, Inc. (b)....................        393
     139     Johnson & Johnson...................      8,972
       8     Mallinckrodt Group, Inc.............        320
       7     Manor Care, Inc.....................        222
      25     Medtronic, Inc......................      2,046
     126     Merck & Co., Inc....................     13,078
       5     Millipore Corp......................        220
      67     Pfizer, Inc.........................      8,052
      53     Pharmacia & Upjohn, Inc. (c)........      1,841
      77     Schering Plough Corp................      3,684
       2     Shared Medical Systems Corp. (c)....         94
       9     St. Jude Medical Center, Inc.
               (b)(c)............................        347
      30     Tenet Healthcare Corp. (b)..........        884
       7     U.S. Surgical, Corp.................        242
      19     United Healthcare Corp..............        987
      28     Warner Lambert Co...................      3,532
                                                    --------
                                                      83,282
                                                    --------
Multi-Industry (1.7%):
      29     Allied Signal, Inc..................      2,472
      24     Corning, Inc. (c)...................      1,337
       4     FMC Corp. (b).......................        283
       8     Harcourt General, Inc...............        383
      12     Loews Corp..........................      1,232
      44     Minnesota Mining & Manufacturing
               Co................................      4,487

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Multi-Industry, continued:
      17     Textron, Inc........................   $  1,146
      14     TRW, Inc............................        769
      11     Whittman Corp.......................        272
                                                    --------
                                                      12,381
                                                    --------
Raw Materials (3.8%):
      12     Air Products & Chemical, Inc........        955
      23     Alcan Aluminum Ltd..................        813
      18     Allegheny Teledyne, Inc.............        491
      18     Aluminum Co. of America (c).........      1,385
      11     Armco, Inc. (b).....................         41
       5     ASARCO, Inc.........................        139
      12     Avery Dennison Corp.................        479
       6     B. F. Goodrich Co...................        244
      37     Barrick Gold Corp. (c)..............        821
      24     Battle Mountain Gold Co.............        134
      11     Bethlehem Steel Corp. (b)...........        118
      10     Cyprus Amax Minerals Co.............        253
      25     Dow Chemical Co.....................      2,141
     118     Du Pont (EI) de Nemours & Co........      7,440
       9     Eastman Chemical Co.................        556
      13     Echo Bay Mines Ltd. (b).............         72
      15     Engelhard Corp. (c).................        317
      21     Freeport-McMoran Copper & Gold,
               Class B (c).......................        660
       7     Great Lakes Chemical Corp...........        367
      11     Hercules, Inc. (c)..................        535
      15     Homestake Mining Co.................        193
      17     Inco Ltd............................        525
       5     Inland Steel Industries, Inc........        135
      61     Monsanto Co.........................      2,646
      15     Morton International, Inc...........        464
       7     Nalco Chemical Co...................        286
      16     Newmont Mining Corp.................        629
       9     Nucor Corp..........................        524
      12     Pall Corp. (c)......................        282
       7     Phelps Dodge Corp...................        580
      25     Placer Dome, Inc....................        408
      16     Praxair, Inc........................        881
       7     Reynolds Metals Co..................        485
       7     Rohm & Haas Co......................        603
      11     Sigma-Aldrich Corp..................        375
      14     Union Carbide Corp..................        674
       9     USX-U.S. Steel Group, Inc...........        305
       8     W.R. Grace & Co.....................        418
      10     Worthington Industries, Inc.........        175
                                                    --------
                                                      28,549
                                                    --------
Retail (4.8%):
      26     Albertsons, Inc.....................        965
      15     American Stores Co..................        752
      11     Charming Shoppes (b)................         55

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Retail, continued:
      10     Circuit City Stores, Inc. (c).......   $    359
      21     Costco Companies, Inc. (b)..........        674
      17     CVS Corp............................        895
      17     Darden Restaurants, Inc.............        153
      23     Dayton Hudson Corp..................      1,207
      12     Dillard Department Stores, Inc.,
               Class A...........................        406
      21     Federated Department Stores, Inc.
               (b)...............................        740
      31     Gap, Inc............................      1,186
       6     Giant Food Inc., Class A............        208
       4     Great Atlantic & Pacific Tea,
               Inc...............................        107
      50     Home Depot, Inc.....................      3,451
      27     J.C. Penney, Inc....................      1,387
      48     K Mart, Inc. (b)(c).................        593
      26     Kroger Co. (b)......................        744
      28     Limited, Inc........................        577
       3     Longs Drug Stores, Inc..............         74
      18     Lowe's Co...........................        663
      26     May Department Stores Co............      1,236
      73     McDonald's Corp.....................      3,537
       4     Mercantile Stores Co., Inc..........        223
       9     Nordstrom, Inc......................        436
       7     Pep Boys-Manny, Moe & Jack..........        229
      12     Rite Aid Corp.......................        603
      41     Sears Roebuck & Co..................      2,195
       7     Tandy Corp..........................        380
      16     TJX Co., Inc. (c)...................        422
      29     Toys R Us, Inc. (b).................      1,027
     240     Wal-Mart Stores, Inc................      8,121
      26     Walgreen Co.........................      1,397
      13     Wendy's International, Inc..........        343
      16     Winn Dixie Stores, Inc..............        588
      14     Woolworth Corp. (b).................        329
                                                    --------
                                                      36,262
                                                    --------
Shelter (1.5%):
       4     Armstrong World Industries, Inc.....        276
       5     Boise Cascade Corp. (c).............        190
       3     Centex Corp.........................        110
      10     Champion International Co...........        540
       3     Fleetwood Enterprises, Inc..........        103
       9     Georgia Pacific Corp................        810
      31     International Paper Co..............      1,524
       9     James River Corp. of Virginia (c)...        329
       4     Kaufman & Broad Home Corp...........         70
      59     Kimberly Clark Corp.................      2,916
      11     Louisiana Pacific Corp..............        236
      17     Masco Corp. (c).....................        693
       6     Mead Corp...........................        387
       3     Potlatch Corp.......................        116
       2     Pulte Corp..........................         79

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Shelter, continued:
      10     Stone Container Corp. (b)...........   $    139
       6     Temple Inland, Inc..................        344
       7     Union Camp Corp.....................        373
      11     Westvaco Corp.......................        331
      21     Weyerhaeuser Co.....................      1,104
       6     Williamette Industries, Inc. (c)....        441
                                                    --------
                                                      11,111
                                                    --------
Technology (14.1%):
      35     3Com Corp. (b)(c)...................      1,566
       7     Adobe Systems, Inc..................        259
      14     Advanced Micro Devices, Inc. (b)....        510
      12     Amdahl Corp. (b)....................        107
      22     AMP, Inc............................        936
       9     Andrew Corp. (b)....................        265
      13     Apple Computer, Inc. (b)............        180
      18     Applied Materials, Inc. (b).........      1,303
       5     Auto Desk, Inc......................        201
      20     Bay Networks, Inc. (b)..............        521
      75     Boeing Co. (c)......................      3,976
      16     Cabletron Systems, Inc. (b).........        447
      69     Cisco Systems, Inc. (b).............      4,645
      29     Compaq Computer Corp. (b)(c)........      2,864
      38     Computer Associates International,
               Inc...............................      2,126
       3     Data General Corp. (b)(c)...........         90
      18     Dell Computer Corp. (b).............      2,067
      16     Digital Equipment Corp. (b).........        556
      12     DSC Communications Corp. (b)........        263
       6     EG&G, Inc...........................        129
      26     EMC Corp. (b).......................      1,006
       7     General Dynamics Corp...............        509
      13     General Instrument Corp. (b)(c).....        315
       4     Harris Corp.........................        332
     106     Hewlett Packard Co..................      5,960
      86     Intel Corp..........................     12,179
       5     Intergraph Corp. (b)................         44
     104     International Business Machines.....      9,399
      20     Lockheed Martin Corp................      2,092
      13     LSI Logic Corp. (b).................        429
      66     Lucent Technologies, Inc............      4,788
      23     McDonnell Douglas Corp..............      1,579
      22     Micron Technology, Inc. (b)(c)......        859
     126     Microsoft Corp. (b).................     15,885
      62     Motorola, Inc.......................      4,686
      13     National Semiconductor Corp. (b)....        409
      27     Northern Telecom, Ltd...............      2,417
       6     Northrop Grumman Corp. (c)..........        543
      38     Novell, Inc. (b)....................        264
      69     Oracle Corp. (b)....................      3,458
      13     Parametric Technology Corp. (b).....        566
       5     Perkin-Elmer Corp...................        371

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Technology, continued:
       5     Raychem Corp........................   $    346
      26     Raytheon Co. (c)....................      1,308
      23     Rockwell International Corp.........      1,349
       8     Scientific-Atlanta, Inc.............        181
      26     Seagate Technology, Inc. (b)........        925
      17     Silicon Graphics, Inc. (b)..........        261
      39     Sun Microsystems, Inc. (b)..........      1,452
      12     Tandem Computers (b)................        246
       3     Tektronix, Inc......................        194
      19     Tellabs, Inc. (b)...................      1,034
      20     Texas Instruments, Inc..............      1,655
       5     Thomas & Betts Corp.................        281
      18     Unisys, Corp. (b)(c)................        136
      25     United Technologies Corp............      2,113
      34     Xerox Corp..........................      2,683
                                                    --------
                                                     105,265
                                                    --------
Transportation (1.2%):
       9     AMR Corp. (b).......................        870
      16     Burlington Northern Santa Fe
               Corp. (c).........................      1,429
       4     Caliber Systems, Inc................        151
       2     Consolidated Freightways Corp.
               (b)...............................         30
      22     CSX Corp. (c).......................      1,216
       8     Delta Air Lines, Inc................        625
      12     Federal Express Corp. (b)(c)........        719
      13     Norfolk Southern Corp...............      1,359
      15     Southwest Airlines Co...............        393
      26     Union Pacific Corp..................      1,805
       6     US Air Group (b)(c).................        219
                                                    --------
                                                       8,816
                                                    --------
Utilities (8.7%):
      52     Airtouch Communications, Inc. (b)...      1,425
      20     Alltel Corp.........................        669
      20     American Electric Power, Inc........        825
      58     Ameritech Corp......................      3,951
     169     AT&T Corp. (c)......................      5,930
      15     Baltimore Gas & Electric Co.........        412
      46     Bell Atlantic Corp. (c).............      3,487
     104     BellSouth Corp......................      4,816
      16     Carolina Power & Light Co...........        587
      22     Central & South West Corp...........        468
      16     Cinergy Corp........................        563
      11     Coastal Corp........................        562
       6     Columbia Gas System, Inc............        400
      25     Consolidated Edison Co. of New York,
               Inc...............................        724
      10     Consolidated Natural Gas Co.........        521
      15     Detroit Edison Co...................        423
      18     Dominion Resources, Inc. of
               Virginia..........................        662
      37     Duke Power Co., Inc.................      1,792

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Utilities, continued:
       1     Eastern Enterprises.................   $     44
      43     Edison International................      1,067
      26     Enron Corp. (c).....................      1,070
       7     Enserch Corp........................        163
      24     Entergy Corp. (c)...................        658
      20     Florida Power & Light Group, Inc....        902
      17     Frontier Corp.......................        339
      12     General Public Utilities Corp.......        434
     101     GTE Corp............................      4,431
      27     Houston Industries (c)..............        571
      72     MCI Communications Corp.............      2,767
      15     Niagara Mohawk Power Corp. (b)......        129
       6     NICOR, Inc..........................        212
      13     Noram Energy Corp...................        200
       7     Northern States Power Co............        379
      46     NYNEX Corp..........................      2,677
      16     Ohio Edison Co......................        349
       2     Oneok, Inc..........................         78
       9     Pacific Enterprises.................        302
      30     Pacificorp..........................        663
      23     Peco Energy Corp....................        489
       3     Peoples Energy Corp.................        126
      44     PG & E Corp. (c)....................      1,077
      17     PP&L Resources, Inc.................        331
      26     Public Service Enterprise Group.....        640
      96     SBC Communications, Inc.............      5,972
       9     Sonat, Inc..........................        466
      70     Southern Co.........................      1,529
SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Utilities, continued:
      45     Sprint Corp.........................   $  2,384
      23     Texas Utilities.....................        806
      65     U.S. West Media Group...............      1,323
      22     Unicom Corp.........................        498
      11     Union Electric Co...................        396
      16     Williams Cos., Inc. (c).............        721
      94     WorldCom, Inc. (b)(c)...............      2,995
                                                    --------
                                                      65,405
                                                    --------
     Total Common Stocks                             712,914
                                                    --------
U.S. TREASURY OBLIGATIONS (0.1%):
U.S. Treasury Bills (0.1%):
 $   495     7/17/97 (d).........................        493
     175     8/14/97 (d).........................        174
     290     8/21/97 (d).........................        288
      30     8/28/97 (d).........................         30
      85     9/25/97 (d).........................         84
                                                    --------
     Total U.S. Treasury Obligations                   1,069
                                                    --------
REPURCHASE AGREEMENTS (4.3%):
  31,897     Aubrey G. Lanston & Co., 5.90%,
               7/1/97 (Collateralized by $31,819
               U.S. Treasury Notes, 6.13%,
               8/31/98, market value-$33,181)....     31,896
                                                    --------
     Total Repurchase Agreements                      31,896
                                                    --------
Total (Cost--$518,526) (a)                          $745,879
                                                    ========

------------

Percentages indicated are based on net assets of $747,856.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $616. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                  Unrealized appreciation..................................................   $231,704
                  Unrealized depreciation..................................................     (4,967)
                                                                                              --------
                  Net unrealized appreciation..............................................   $226,737
                                                                                              ========

(b) Non-income producing securities.
(c) A portion of this security was loaned as of June 30, 1997.
(d) Serves as collateral for futures contracts.

                                                                        CURRENT
  NUMBER                                              OPENING           MARKET
    OF                                               POSITIONS           VALUE
CONTRACTS                CONTRACT TYPE                 (000)             (000)
----------     ---------------------------------     ---------          -------
               Long S&P 500 September 1997
    68         Futures                                $30,649           $30,269

See notes to financial statements.

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
VALUE GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS (98.3%):
Capital Goods (7.0%):
      64     BW/IP Holdings, Inc.................   $  1,302
      32     Case Corp...........................      2,218
      56     Cooper Industries, Inc..............      2,796
      83     Emerson Electric Co.................      4,592
     202     General Electric Co.................     13,225
      63     Ingersoll Rand Co...................      3,915
     105     Teleflex, Inc.......................      3,266
      79     Thermo Electron Corp. (b)(c)........      2,669
                                                    --------
                                                      33,983
                                                    --------
Consumer Durable (2.6%):
     131     Autozone, Inc. (b)..................      3,077
     144     Chrysler Corp.......................      4,725
      69     Lear Corp. (b)......................      3,049
      38     Whirlpool Corp......................      2,068
                                                    --------
                                                      12,919
                                                    --------
Consumer Non-Durable (11.5%):
     146     Archer-Daniels-Midland Co...........      3,419
      97     Coca Cola Co........................      6,759
      49     Dole Food, Inc......................      2,108
      72     McCormick & Co., Inc................      1,813
     178     PepsiCo, Inc........................      6,667
     220     Philip Morris Co., Inc..............      9,776
      33     Proctor & Gamble Co. (c)............      4,647
      66     Quaker Oats Co......................      2,966
      91     Revlon, Inc. (b)....................      4,710
     111     RJR Nabisco Holdings Corp...........      3,670
     111     Supervalu, Inc......................      3,833
     121     Sysco Corp. (c).....................      4,431
      37     Universal Corp......................      1,184
                                                    --------
                                                      55,983
                                                    --------
Consumer Services (5.6%):
      49     Belo (A.H.) Corp., Series A.........      2,044
      80     Callaway Golf Co. (c)...............      2,822
     155     CUC International, Inc. (b)(c)......      3,996
     118     Hasbro, Inc. (c)....................      3,357
     114     Hilton Hotels Corp..................      3,031
      65     Mattel, Inc. (c)....................      2,198
      51     MGM Grand, Inc. (b)(c)..............      1,876
     114     Time Warner, Inc....................      5,486
      33     Walt Disney Co......................      2,616
                                                    --------
                                                      27,426
                                                    --------
Energy (7.2%):
      46     Ashland, Inc........................      2,133
      55     Atlantic Richfield Co...............      3,863
      41     Devon Energy Corp...................      1,507
      38     Dresser Industries, Inc. (c)........      1,430
     151     Exxon Corp..........................      9,274
      74     Mapco, Inc..........................      2,322
      96     Mobil Corp..........................      6,708
     101     Tosco Corp..........................      3,018
     102     USX-Marathon Group..................      2,942
      53     Weatherford Enterra, Inc. (b).......      2,033
                                                    --------
                                                      35,230
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Financial Services (15.0%):
       7     American International Group,
               Inc...............................   $    986
     101     BankAmerica Corp....................      6,521
      29     Cigna Corp..........................      5,183
     103     Equitable Co., Inc. (c).............      3,435
     158     Federal National Mortgage Assoc.....      6,869
      53     First Union Corp. (c)...............      4,940
      26     First Virginia Banks, Inc...........      1,568
      66     Fleet Financial Group, Inc..........      4,193
      54     Hartford Financial Services Group...      4,444
      77     Mellon Bank Corp....................      3,452
      81     Morgan Stanley Dean Witter
               Discover..........................      3,484
      79     National City Corp..................      4,121
      51     Pacific Century Financial Corp......      2,359
      25     Provident Co., Inc. (c).............      1,348
      62     Regions Financial Corp..............      1,961
      79     Southtrust Corp.....................      3,269
      75     SunTrust Banks, Inc.................      4,124
      33     TransAmerica Corp...................      3,088
     102     Travelers Group, Inc................      6,458
      31     Washington Mutual, Inc. (c).........      1,876
                                                    --------
                                                      73,679
                                                    --------
Health Care (12.4%):
      88     Abbott Labs.........................      5,861
      46     Amgen, Inc. (b).....................      2,685
      69     Baxter International, Inc...........      3,605
      49     Boston Scientific Corp. (b).........      3,004
     104     Bristol Myers Squibb Co.............      8,400
      34     Cardinal Health, Inc. (c)...........      1,947
      35     Centocor, Inc. (b)..................      1,072
      85     Columbia/HCA Healthcare Corp. (c)...      3,334
      61     Eli Lilly & Co......................      6,635
      35     Guidant Corp........................      2,958
      20     HBO & Co............................      1,384
     105     Merck & Co., Inc....................     10,908
      44     Phycor, Inc. (b)(c).................      1,529
     105     Schering Plough Corp................      5,008
      51     Vencor, Inc. (b)....................      2,219
                                                    --------
                                                      60,549
                                                    --------
Raw Materials (5.3%):
      69     B. F. Goodrich Co...................      2,971
      46     Betzdearborn, Inc. (c)..............      3,023
      55     Du Pont (EI) de Nemours & Co........      3,458
      57     Ferro Corp..........................      2,094
      53     Lubrizol Corp.......................      2,227
      67     Monsanto Co.........................      2,902
      75     Morton International, Inc...........      2,249
      64     Nalco Chemical Co...................      2,472
      49     Praxair, Inc........................      2,727
     100     Wellman, Inc........................      1,731
                                                    --------
                                                      25,854
                                                    --------
Retail (5.5%):
      85     Dollar General Corp.................      3,193
     139     Just For Feet, Inc. (b)(c)..........      2,429
     117     Kroger Co. (b)......................      3,384
     179     Officemax, Inc. (b).................      2,580

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
VALUE GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Retail, continued:
      48     Outback Steakhouse, Inc. (b)........   $  1,154
      65     TJX Co., Inc. (c)...................      1,709
     106     Toys R Us, Inc. (b)(c)..............      3,700
     260     Wal-Mart Stores, Inc................      8,801
                                                    --------
                                                      26,950
                                                    --------
Shelter (1.9%):
     125     Kaufman & Broad Home Corp...........      2,202
      59     Masco Corp. (c).....................      2,451
      61     Pentair, Inc........................      2,012
      48     Weyerhaeuser Co.....................      2,480
                                                    --------
                                                       9,145
                                                    --------
Technology (14.7%):
      27     Altera Corp. (b)....................      1,369
      85     Analog Devices, Inc. (b)(c).........      2,268
      44     Applied Materials, Inc. (b).........      3,144
      46     BMC Software, Inc. (b)..............      2,558
      53     Cadence Design Systems, Inc
               (b)(c)............................      1,782
      95     Cisco Systems, Inc. (b).............      6,404
      45     Compaq Computer Corp. (b)(c)........      4,446
      34     Dell Computer Corp. (b).............      3,946
      23     General Motors Corp., Class H.......      1,299
      90     Hewlett Packard Co..................      5,034
      67     Intel Corp..........................      9,544
      84     International Business Machines.....      7,612
      30     Lockheed Martin Corp................      3,107
      40     Lucent Technologies, Inc............      2,861
      98     Microsoft Corp. (b).................     12,361
      77     Orbital Sciences Corp. (b)(c).......      1,222
      63     Rohr Industries, Inc. (b)...........      1,375
      36     Teradyne, Inc. (b)..................      1,425
                                                    --------
                                                      71,757
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Utilities (9.6%):
      44     AES Corp. (b)(c)....................   $  3,141
      49     Century Telephone Enterprises.......      1,661
     162     Edison International................      4,032
      99     Enron Corp. (c).....................      4,045
      91     General Public Utilities Corp.......      3,279
     151     GTE Corp............................      6,638
      82     MCI Communications Corp.............      3,147
      64     MCN Corp. (c).......................      1,957
      51     National Fuel Gas Co................      2,151
     107     New York State Electric & Gas.......      2,240
     112     SBC Communications, Inc.............      6,924
      91     Sprint Corp.........................      4,794
      80     Texas Utilities.....................      2,769
                                                    --------
                                                      46,778
                                                    --------
     Total Common Stocks                             480,253
                                                    --------
U.S. TREASURY OBLIGATIONS (0.2%):
U.S. Treasury Bills (0.2%):
 $   475     7/17/97 (d).........................        474
     445     8/14/97 (d).........................        442
                                                    --------
     Total U.S. Treasury Obligations                     916
                                                    --------
REPURCHASE AGREEMENTS (1.6%):
  7,683      Aubrey G. Lanston & Co., 5.90%,
               7/1/97 (Collateralized by $7,674
               U.S. Treasury Notes, 6.25%,
               8/31/00, market value-$7,996).....      7,683
                                                    --------
     Total Repurchase Agreements                       7,683
                                                    --------
Total (Cost--$412,230) (a)                          $488,852
                                                    ========

------------

Percentages indicated are based on net assets of $488,660.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $8. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                  Unrealized appreciation..................................................   $80,161
                  Unrealized depreciation..................................................    (3,547)
                                                                                              -------
                  Net unrealized appreciation..............................................   $76,614
                                                                                              =======

(b) Non-income producing securities.
(c) A portion of this security was loaned as of June 30, 1997.
(d) Serves as collateral for futures contracts.

                                                                        CURRENT
  NUMBER                                              OPENING           MARKET
    OF                                               POSITIONS           VALUE
CONTRACTS                CONTRACT TYPE                 (000)             (000)
----------     ---------------------------------     ---------          -------
               Long S&P 500 September 1997
    18         Futures                                $7,680            $8,012

See notes to financial statements.

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
LARGE COMPANY VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS (93.5%):
Business Equipment & Services (0.8%):
     180     Browning-Ferris Industries, Inc.
               (c)...............................   $  5,985
                                                    --------
Capital Goods (2.5%):
     100     Case Corp...........................      6,888
     100     Ingersoll Rand Co...................      6,175
     200     Westinghouse Electric Corp..........      4,625
                                                    --------
                                                      17,688
                                                    --------
Consumer Durable (3.5%):
      50     Autozone, Inc. (b)..................      1,178
     250     Chrysler Corp.......................      8,203
     275     General Motors Corp.................     15,314
                                                    --------
                                                      24,695
                                                    --------
Consumer Non-Durable (5.8%):
     200     American Greetings Corp., Class A...      7,425
     100     Archer-Daniels-Midland Co...........      2,350
     115     Ball Corp...........................      3,457
      50     IBP, Inc. (c).......................      1,163
     497     RJR Nabisco Holdings Corp...........     16,414
     300     Supervalu, Inc......................     10,350
                                                    --------
                                                      41,159
                                                    --------
Consumer Services (0.8%):
     195     Viacom, Inc., Class A (b)...........      5,789
                                                    --------
Energy (18.7%):
     100     Amoco Corp..........................      8,694
      50     Ashland, Inc........................      2,319
     330     Atlantic Richfield Co...............     23,265
      50     Chevron Corp. (c)...................      3,697
     100     Dresser Industries, Inc. (c)........      3,725
     500     Exxon Corp..........................     30,748
     262     Mobil Corp..........................     18,307
     456     Royal Dutch Petroleum Co. (c).......     24,795
     100     Tenneco, Inc........................      4,519
     440     USX-Marathon Group..................     12,705
                                                    --------
                                                     132,774
                                                    --------
Financial Services (24.6%):
     170     Allstate Corp.......................     12,410
     239     BankAmerica Corp. (c)...............     15,430
      56     Bankboston Corp.....................      4,021
      60     Chase Manhattan Corp................      5,824
      63     Cigna Corp..........................     11,094
     220     Federal National Mortgage Assoc.....      9,598
     115     First Union Corp....................     10,638
      80     Fleet Financial Group, Inc. (c).....      5,060
     165     Great Western Financial Corp........      8,869
     130     Hartford Financial Services Group...     10,758
     100     J.P. Morgan & Co., Inc..............     10,438
     104     KeyCorp (c).........................      5,794
     110     Lincoln National Corp...............      7,081
     130     Mellon Bank Corp. (c)...............      5,866

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
     116     Morgan Stanley Dean Witter
               Discover (c)......................   $  4,974
     245     NationsBank Corp....................     15,803
      50     Pacific Century Financial Corp......      2,313
      50     Southtrust Corp.....................      2,069
      50     SunTrust Banks, Inc.................      2,753
      40     TransAmerica Corp...................      3,743
     320     Travelers Group, Inc................     20,176
                                                    --------
                                                     174,712
                                                    --------
Health Care (4.0%):
      65     Aetna (c)...........................      6,654
      50     Bard C.R., Inc......................      1,816
     100     Baxter International, Inc...........      5,225
     100     Biomet, Inc. (c)....................      1,863
     100     Columbia/HCA Healthcare Corp. (c)...      3,931
     100     Healthsource, Inc. (b)..............      2,169
     118     Pharmacia & Upjohn, Inc. (c)........      4,083
      40     St. Jude Medical Center, Inc.
               (b)(c)............................      1,560
      25     United Healthcare Corp..............      1,300
                                                    --------
                                                      28,601
                                                    --------
Multi-Industry (0.4%):
      30     Loews Corp..........................      3,004
                                                    --------
Raw Materials (3.3%):
      81     Alumax, Inc. (b)....................      3,073
      40     Aluminum Co. of America (c).........      3,015
      50     B. F. Goodrich Co...................      2,166
     150     Cyprus Amax Minerals Co. (c)........      3,675
      31     Dow Chemical Co.....................      2,701
     220     Nalco Chemical Co. (c)..............      8,497
                                                    --------
                                                      23,127
                                                    --------
Retail (2.8%):
     150     Dillard Department Stores, Inc.,
               Class A...........................      5,194
     180     May Department Stores Co. (c).......      8,505
      50     Rite Aid Corp. (c)..................      2,494
     115     Toys R Us, Inc. (b)(c)..............      4,025
                                                    --------
                                                      20,218
                                                    --------
Shelter (2.7%):
     125     International Paper Co. (c).........      6,070
     150     Masco Corp. (c).....................      6,263
     127     Weyerhaeuser Co.....................      6,604
                                                    --------
                                                      18,937
                                                    --------
Technology (12.3%):
     100     Applied Materials, Inc. (b).........      7,081
      19     Boeing Co. (c)......................      1,003
     335     International Business Machines.....     30,195
     200     Litton Industries, Inc. (b).........      9,663

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
LARGE COMPANY VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Technology, continued:
      70     Lockheed Martin Corp................   $  7,249
      50     McDonnell Douglas Corp..............      3,425
     140     Motorola, Inc.......................     10,640
     100     National Semiconductor Corp. (b)....      3,063
     110     Rockwell International Corp.........      6,490
     100     Texas Instruments, Inc. (c).........      8,406
                                                    --------
                                                      87,215
                                                    --------
Transportation (0.4%):
      30     Burlington Northern Santa Fe
               Corp. (c).........................      2,696
                                                    --------
Utilities (10.9%):
     145     American Electric Power, Inc........      6,090
     108     Bell Atlantic Corp. (c).............      8,195
     200     BellSouth Corp......................      9,274
      72     Dominion Resources, Inc. of
               Virginia..........................      2,637
     280     Edison International................      6,965
      31     El Paso Natural Gas.................      1,688
     139     Enron Corp. (c).....................      5,673
     100     Florida Power & Light Group, Inc....      4,606

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Utilities, continued:
     100     General Public Utilities Corp.......   $  3,588
      82     GTE Corp............................      3,598
     200     MCI Communications Corp.............      7,656
      50     NYNEX Corp..........................      2,881
     112     SBC Communications, Inc.............      6,930
      87     Southern Co.........................      1,903
     110     Sprint Corp.........................      5,789
                                                    --------
                                                      77,473
                                                    --------
     Total Common Stocks                             664,073
                                                    --------
REPURCHASE AGREEMENTS (6.5%):
 $46,324     Prudential Securities, 6.05%,
               due 7/1/97 (collateralized by
               $63,935 various U.S. Government
               Securities, 5.71%-7.70%,
               6/23/98-5/1/25, market
               value--$47,476)...................     46,324
                                                    --------
     Total Repurchase Agreements                      46,324
                                                    --------
Total (Cost--$581,154) (a)                          $710,397
                                                    ========

------------

Percentages indicated are based on net assets of $710,276.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $2,392. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                  Unrealized appreciation..................................................   $130,950
                  Unrealized depreciation..................................................     (4,099)
                                                                                              --------
                  Net unrealized appreciation..............................................   $126,851
                                                                                              ========

(b) Non-income producing securities.

(c) A portion of this security was loaned as of June 30, 1997.

See notes to financial statements.

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
DISCIPLINED VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS (95.5%):
Business Equipment & Services (0.6%):
     192     Olsten Corp.........................   $  3,732
                                                    --------
Capital Goods (5.6%):
      48     Belden, Inc.........................      1,635
      49     BW/IP Holdings, Inc.................        993
      27     Crane Co............................      1,141
      73     Durco International, Inc............      2,124
     127     Harsco Corp.........................      5,135
     153     Mark IV Industries, Inc.............      3,660
      59     Medusa Corp.........................      2,245
     213     Molex, Inc..........................      7,785
      87     Southdown, Inc......................      3,795
      51     Tecumseh Products Co................      3,066
      84     Teleflex, Inc.......................      2,631
                                                    --------
                                                      34,210
                                                    --------
Consumer Durable (1.3%):
     116     Arvin Industries, Inc...............      3,168
      55     Lear Corp. (b)......................      2,441
      40     Whirlpool Corp. (c).................      2,183
                                                    --------
                                                       7,792
                                                    --------
Consumer Non-Durable (5.1%):
      44     American Greetings Corp., Class A...      1,634
      85     Dean Foods Co.......................      3,432
      35     Dole Food, Inc......................      1,496
     125     Hormel Foods Corp...................      3,359
      60     Intimate Brands, Inc. (c)...........      1,260
      98     McCormick & Co., Inc................      2,475
      42     Newell Co...........................      1,664
      30     Smithfield Foods, Inc. (b)..........      1,845
      36     Sysco Corp..........................      1,314
     345     Tyson Foods, Inc., Class A..........      6,597
     110     Universal Corp......................      3,493
      81     Warnaco Group, Inc..................      2,582
                                                    --------
                                                      31,151
                                                    --------
Consumer Services (3.5%):
      32     Belo (A.H.) Corp., Series A.........      1,332
      40     Callaway Golf Co. (c)...............      1,420
      65     Hasbro, Inc. (c)....................      1,844
      34     Houghton Mifflin Co.................      2,270
     107     International Game Technologies.....      1,899
      31     King World Productions, Inc. (b)....      1,085
     143     MGM Grand, Inc. (b).................      5,291
      15     Washington Post Co..................      5,970
                                                    --------
                                                      21,111
                                                    --------
Energy (2.8%):
      52     Devon Energy Corp...................      1,911
     163     Mapco, Inc..........................      5,141
      66     Parker & Parsley Petroleum Co.
               (c)...............................      2,333

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Energy, continued:
      73     Valero Energy Corp. (c).............   $  2,657
      70     Vintage Petroleum, Inc..............      2,153
      80     Weatherford Enterra, Inc. (b).......      3,080
                                                    --------
                                                      17,275
                                                    --------
Financial Services (22.6%):
     118     A.G. Edwards, Inc...................      5,089
     194     Bear Stearns Co., Inc. (c)..........      6,632
      33     Capmac Holdings, Inc................      1,096
     105     Central Fidelity Banks, Inc. (c)....      3,738
     140     Crestar Financial Corp..............      5,443
      42     Equitable of Iowa Co................      2,374
     147     First American Bank Corp............      6,732
     180     First Security Corp.................      4,916
     111     First Tennessee National Corp.
               (c)...............................      5,304
      95     First Virginia Banks, Inc...........      5,706
     177     Firstar Corp........................      5,553
      60     Gatx Corp...........................      3,465
      92     Mercantile Bancorporation (c).......      5,589
      81     Mercantile Bankshares Corp..........      3,240
      41     National City Corp..................      2,126
     151     Pacific Century Financial Corp......      6,961
     188     Paine Webber Group, Inc.............      6,580
     117     PMI Group, Inc. (c).................      7,298
     164     Provident Co., Inc..................      8,774
     348     Regions Financial Corp..............     11,005
      84     Reliance Group Holdings, Inc........        998
     258     Southtrust Corp.....................     10,671
     149     Summit Bancorp (c)..................      7,469
      34     Transatlantic Holdings, Inc. (c)....      3,335
      66     Washington Mutual, Inc. (c).........      3,944
      52     Wilmington Trust Corp...............      2,379
                                                    --------
                                                     136,417
                                                    --------
Health Care (7.8%):
      48     Advanced Technology Labs, Inc.
               (b)...............................      2,064
      60     Bard C.R., Inc......................      2,179
     113     Bergen Brunswig Corp................      3,157
      86     Forest Laboratories, Class A (b)....      3,580
     160     Genzyme Corp. (b)(c)................      4,440
      20     HBO & Co............................      1,378
      97     Healthsource, Inc. (b)..............      2,099
      62     Hillenbrand Industry, Inc...........      2,945
     115     McKesson Corp. (c)..................      8,914
     276     Mylan Laboratories (c)..............      4,067
      55     Pacificare Health (b)(c)............      3,509
     165     Vencor, Inc. (b)(c).................      7,136
      40     Watson Pharmaceutical, Inc. (b).....      1,690
                                                    --------
                                                      47,158
                                                    --------

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
DISCIPLINED VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Raw Materials (7.2%):
      89     Albemarle Corp......................   $  1,875
      57     Allegheny Teledyne, Inc.............      1,539
      91     Alumax, Inc. (b)....................      3,452
      43     B. F. Goodrich Co...................      1,862
      96     Crompton & Knowles Corp.............      2,136
     132     Ferro Corp..........................      4,881
      23     Fuller (H. B.) Co...................      1,238
      98     Hanna (M.A.) Co.....................      2,831
     150     Lubrizol Corp.......................      6,289
      46     Nalco Chemical Co...................      1,777
     120     Olin Corp...........................      4,688
      75     Schulman, Inc.......................      1,835
      54     Sigma-Aldrich Corp..................      1,893
     154     Wellman, Inc........................      2,676
     129     Witco Corp..........................      4,894
                                                    --------
                                                      43,866
                                                    --------
Retail (4.6%):
      89     Apple South, Inc. (c)...............      1,350
     132     Cracker Barrel......................      3,498
     138     Family Dollar Stores................      3,747
      81     Fred Meyer, Inc. (b)(c).............      4,171
      66     Hannaford Brothers Co...............      2,344
      70     Just For Feet, Inc. (b)(c)..........      1,221
     320     Officemax, Inc. (b).................      4,620
      96     Outback Steakhouse, Inc. (b)........      2,322
      33     Sbarro, Inc.........................        910
      50     Toys R Us, Inc. (b).................      1,750
      55     Waban, Inc. (b).....................      1,770
                                                    --------
                                                      27,703
                                                    --------
Shelter (3.0%):
      82     Bowater, Inc........................      3,793
      41     Consolidated Papers, Inc............      2,225
     168     Kaufman & Broad Home Corp...........      2,951
      87     P.H. Glatfelter and Co..............      1,740
     137     Pentair, Inc........................      4,509
      69     Rayonier, Inc.......................      2,894
                                                    --------
                                                      18,112
                                                    --------
Technology (8.4%):
      33     Advanced Micro Devices, Inc. (b)....      1,188
      97     Analog Devices, Inc. (b)(c).........      2,578
     100     Arrow Electronics, Inc. (b).........      5,318
     121     Avnet, Inc..........................      6,929
      16     Compaq Computer Corp. (b)(c)........      1,588
      44     Lattice Semiconductor Corp. (b).....      2,486
      46     Litton Industries, Inc. (b).........      2,222
     126     Octel Communications Corp. (b)......      2,963
     100     Orbital Sciences Corp. (b)..........      1,595

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
                                   COMMON STOCKS, CONTINUED:
Technology, continued:
     220     Quantum Corp. (b)(c)................   $  4,483
      33     Seagate Technology, Inc. (b)........      1,161
      93     Storage Technology Corp. (b)........      4,152
      81     Stratus Computer (b)................      4,025
     200     Teradyne, Inc. (b)..................      7,849
      36     Thiokol Corp........................      2,520
                                                    --------
                                                      51,057
                                                    --------
Transportation (2.0%):
      53     APL Ltd.............................      1,656
     100     ASA Holdings, Inc...................      2,863
     137     CNF Transportation, Inc.............      4,418
      31     Kansas City Southern Industries.....      2,000
      57     Yellow Corp. (b)....................      1,275
                                                    --------
                                                      12,212
                                                    --------
Utilities (21.0%):
      62     AES Corp. (b).......................      4,387
     119     AGL Resources.......................      2,448
     266     Allegheny Power Systems, Inc........      7,099
     140     American Water Works, Inc. (c)......      2,993
      98     Brooklyn Union Gas..................      2,817
      60     Calenergy, Inc. (b).................      2,280
     170     Century Telephone Enterprises.......      5,727
      96     Cincinnati Bell, Inc. (c)...........      3,024
     102     Cinergy Corp........................      3,551
     251     CMS Energy Corp. (c)................      8,849
     292     Edison International................      7,273
      78     El Paso Natural Gas.................      4,290
      70     Florida Power & Light Group, Inc....      3,224
      85     General Public Utilities Corp.......      3,049
      99     Kansas City Power & Light...........      2,829
     263     L G & E Energy Corp.................      5,798
     139     MCN Corp. (c).......................      4,257
     168     Midamerican Energy Holdings Co......      2,909
     118     Montana Power Co....................      2,731
     132     National Fuel Gas Co................      5,536
     402     Nextel Communications, Inc.,
               Class A (b)(c)....................      7,603
     103     Nipsco Industries, Inc. (c).........      4,255
     235     Pinnacle West Capital...............      7,053
     164     Public Service Co. of Colorado
               (c)...............................      6,806
     120     Questar Corp........................      4,845
      84     Scana Corp..........................      2,084
      75     Southwestern Public Service Co......      2,960
     260     Teco Energy, Inc. (c)...............      6,646
                                                    --------
                                                     127,323
                                                    --------
  Total Common Stocks............................    579,119
                                                    --------

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
DISCIPLINED VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
REPURCHASE AGREEMENTS (4.8%):
  29,318     Prudential Securities, 6.05%, due
               7/1/97 (collateralized by $29,953
               various U.S. Government
               Securities, 0.00% - 9.25%,
               2/15/98 - 7/15/17, market value --
               $29,905)..........................   $ 29,318
                                                    --------
  Total Repurchase Agreements                         29,318
                                                    --------
Total (Cost--$510,158) (a)                          $608,437
                                                    ========

Percentages indicated are based on net assets of $606,710.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $224. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                  Unrealized appreciation..................................................   $101,949
                  Unrealized depreciation..................................................     (3,894)
                                                                                              --------
                  Net unrealized appreciation..............................................   $ 98,055
                                                                                              ========

(b) Non-income producing securities.

(c) A portion of this security was loaned as of June 30, 1997.

See notes to financial statements.

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------    ---------------------------------   ----------
COMMON STOCKS (98.1%):
Business Equipment & Services (1.8%):
     240     Automatic Data Processing, Inc.
               (c)............................   $   11,280
      35     Computer Sciences Corp. (b)......        2,524
     190     Interpublic Group Co., Inc.......       11,650
                                                 ----------
                                                     25,454
                                                 ----------
Capital Goods (9.2%):
     340     Emerson Electric Co..............       18,721
      40     Fluor Corp.......................        2,208
   1,100     General Electric Co..............       71,912
      85     Honeywell, Inc...................        6,449
     100     Illinois Tool Works..............        4,994
     150     Ingersoll Rand Co................        9,263
     187     Molex, Inc. (c)..................        6,844
      50     Thermo Electron Corp. (b)(c).....        1,700
     105     Tyco International, Ltd. (c).....        7,304
                                                 ----------
                                                    129,395
                                                 ----------
Consumer Durable (0.2%):
     105     Autozone, Inc. (b)...............        2,474
                                                 ----------
Consumer Non-Durable (20.6%):
     220     Anheuser Busch Co., Inc. (c).....        9,226
     745     Coca Cola Co.....................       51,976
     270     Colgate Palmolive Co. (c)........       17,618
      95     CPC International................        8,770
     135     Eastman Kodak Co.................       10,361
     195     Gillette Co......................       18,533
     410     H.J. Heinz Co....................       18,911
      50     Hershey Foods Corp...............        2,766
      30     International Flavors &
               Fragrances, Inc................        1,515
      80     Newell Co........................        3,170
     100     Nike, Inc., Class B (c)..........        5,838
     690     PepsiCo, Inc.....................       25,918
   1,020     Philip Morris Co., Inc...........       45,263
      70     Pioneer Hi-Bred International,
               Inc............................        5,600
     250     Proctor & Gamble Co..............       35,313
      25     Quaker Oats Co...................        1,122
     250     Sara Lee, Corp...................       10,406
     175     Sysco Corp.......................        6,388
      50     Unilever N V.....................       10,703
                                                 ----------
                                                    289,397
                                                 ----------
Consumer Services (5.9%):
      20     Comcast Corp., Class A...........          428
     170     CUC International, Inc. (b)(c)...        4,388
     160     Gannett, Inc.....................       15,800
     180     Hilton Hotels Corp...............        4,781
     175     Mattel, Inc. (c).................        5,928

SHARES OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------    ---------------------------------   ----------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
     270     McGraw-Hill Co., Inc.............   $   15,879
     305     Time Warner, Inc.................       14,716
     250     Walt Disney Co...................       20,063
                                                 ----------
                                                     81,983
                                                 ----------
Energy (1.7%):
      50     Halliburton Co...................        3,963
      20     Mobil Corp.......................        1,398
      90     Schlumberger Ltd.................       11,249
     100     Union Pacific Resources Group,
               Inc............................        2,488
     105     Unocal Corp......................        4,075
                                                 ----------
                                                     23,173
                                                 ----------
Financial Services (6.8%):
     125     American Express Co..............        9,313
     175     American International Group,
               Inc............................       26,139
      40     Charles Schwab Corp..............        1,628
     185     Chase Manhattan Corp.............       17,957
     490     Federal National Mortgage
               Assoc..........................       21,376
      60     First Union Corp.................        5,550
      40     J.P. Morgan & Co., Inc...........        4,175
      50     Marsh & McLennan Co..............        3,569
      90     U.S. Bancorp.....................        5,771
                                                 ----------
                                                     95,478
                                                 ----------
Health Care (19.5%):
     365     Abbott Labs......................       24,364
     305     Alza Corp. (b)(c)................        8,826
     160     American Home Products Co........       12,240
     140     Amgen, Inc. (b)..................        8,138
      45     Baxter International, Inc........        2,351
      70     Boston Scientific Corp. (b)(c)...        4,301
     360     Bristol Myers Squibb Co..........       29,160
     100     Cardinal Health, Inc. (c)........        5,725
      95     Columbia/HCA Healthcare Corp.
               (c)............................        3,735
     240     Elan Corp., PLC (b)(c)...........       10,860
     220     Eli Lilly & Co...................       24,049
      10     Guidant Corp.....................          850
     100     Healthsouth Corp. (b)(c).........        2,494
     395     Johnson & Johnson (c)............       25,428
     135     Medtronic, Inc...................       10,935
     470     Merck & Co., Inc.................       48,643
     235     Pfizer, Inc......................       28,083
     230     Schering Plough Corp.............       11,011
     100     Warner Lambert Co................       12,425
                                                 ----------
                                                    273,618
                                                 ----------
Multi-Industry (1.6%):
      60     Allied Signal, Inc. (c)..........        5,040
     165     Minnesota Mining & Manufacturing
               Co.............................       16,830
                                                 ----------
                                                     21,870
                                                 ----------

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULEOF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------    ---------------------------------   ----------
COMMON STOCKS, CONTINUED:
Raw Materials (4.1%):
      85     Air Products & Chemical, Inc.....   $    6,906
     375     Du Pont (EI) de Nemours & Co.....       23,578
     240     Monsanto Co......................       10,335
     225     Nalco Chemical Co................        8,691
     340     Pall Corp. (c)...................        7,905
                                                 ----------
                                                     57,415
                                                 ----------
Retail (5.6%):
      60     Dayton Hudson Corp. (c)..........        3,191
     140     Gap, Inc. (c)....................        5,443
     210     Home Depot, Inc..................       14,477
     175     Kroger Co. (b)...................        5,075
      30     May Department Stores Co.........        1,418
     290     McDonald's Corp..................       14,011
     890     Wal-Mart Stores, Inc.............       30,092
      90     Walgreen Co......................        4,826
                                                 ----------
                                                     78,533
                                                 ----------
Shelter (1.3%):
     360     Kimberly Clark Corp..............       17,910
                                                 ----------
Technology (16.2%):
      15     3Com Corp. (b)(c)................          675
      40     Applied Materials, Inc. (b)......        2,833
      70     Cabletron Systems, Inc. (b)......        1,982
     330     Cisco Systems, Inc. (b)..........       22,151
     110     Compaq Computer Corp.(b)(c)......       10,918
      95     Computer Associates
               International, Inc.............        5,290
      70     Dell Computer Corp. (b)..........        8,221

SHARES OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------    ---------------------------------   ----------
COMMON STOCKS, CONTINUED:
Technology, continued:
     390     Hewlett Packard Co...............   $   21,840
     313     Intel Corp.......................       44,387
      80     International Business
               Machines.......................        7,215
     250     Lucent Technologies, Inc.........       18,016
     480     Microsoft Corp. (b)..............       60,659
      75     Northern Telecom, Ltd............        6,825
     200     Oracle Corp. (b).................       10,075
      45     Parametric Technology Corp.
               (b)............................        1,915
      40     Texas Instruments, Inc...........        3,363
                                                 ----------
                                                    226,365
                                                 ----------
Utilities (3.6%):
      25     Enron Corp. (c)..................        1,020
     370     GTE Corp.........................       16,234
     350     SBC Communications, Inc..........       21,656
     380     WorldCom, Inc. (b)...............       12,160
                                                 ----------
                                                     51,070
                                                 ----------
  Total Common Stocks                             1,374,135
                                                 ----------
REPURCHASE AGREEMENTS (2.0%):
$ 28,027     Prudential Securities, 6.05%, due
               7/1/97 (collateralized by
               $28,883 various U.S. Government
               Securities, 0.00%-5.75%,
               9/25/97-10/31/00, market value
               -- $28,588)....................       28,027
  Total Repurchase Agreements                        28,027
                                                 ----------
  Total (Cost--$953,962) (a)                     $1,402,162
                                                 ==========

------------

Percentages indicated are based on net assets of $1,401,042.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $700. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                  Unrealized appreciation..................................................   $450,466
                  Unrealized depreciation..................................................     (2,966)
                                                                                              --------
                  Net unrealized appreciation..............................................   $447,500
                                                                                              ========

(b) Non-income producing securities.
(c) A portion of this security was loaned as of June 30, 1997.

See notes to financial statements.

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS (93.4%):
Business Equipment & Services (13.9%):
     134     America Online, Inc. (b)............   $  7,426
     112     Cintas Corp.........................      7,714
     227     Equifax, Inc........................      8,427
      58     Fiserv, Inc. (b)....................      2,579
      71     Gtech Holdings Corp. (b)............      2,299
     115     Herman Miller, Inc..................      4,126
      27     HNC Software, Inc. (b)(c)...........      1,014
       0     Imnet Systems, Inc. (b)(c)(d).......          3
     172     Manpower, Inc.......................      7,667
     278     Office Depot, Inc. (b)..............      5,408
     141     Omnicom Group, Inc..................      8,714
     235     Paychex, Inc. (c)...................      8,938
     128     Reynolds & Reynolds Co..............      2,011
     317     Staples, Inc. (b)(c)................      7,375
     108     Sterling Commerce, Inc. (b).........      3,558
     114     Sungard Data Systems, Inc. (b)(c)...      5,292
     268     U.S.A. Waste Services, Inc.
               (b)(c)............................     10,343
      81     Wallace Computer Services...........      2,438
     114     World Access, Inc. (b)..............      2,337
                                                    --------
                                                      97,669
                                                    --------
Capital Goods (4.0%):
     108     Diebold, Inc........................      4,203
      43     Federal Signal Corp.................      1,088
      93     Hubbell, Inc., Class B..............      4,101
      33     Precision Castparts Co..............      1,974
     100     Sundstrand Corp.....................      5,581
     277     United States Filter Corp. (b)(c)...      7,551
      75     York International Corp.............      3,445
                                                    --------
                                                      27,943
                                                    --------
Consumer Durable (1.8%):
     111     Danaher Corp. (c)...................      5,620
     142     Harley-Davidson, Inc. (c)...........      6,793
                                                    --------
                                                      12,413
                                                    --------
Consumer Non-Durable (7.6%):
     691     Coca-Cola Enterprises (c)...........     15,883
      95     Dial Corp...........................      1,484
      75     Dole Food, Inc. (c).................      3,211
     394     Flowers Industries, Inc.............      6,621
       4     General Cigar Holdings, Inc.
               (b)(c)............................        112
      83     Interstate Bakeries Co. (c).........      4,899
     105     Intimate Brands, Inc. (c)...........      2,203
      92     Jones Apparel Group, Inc. (b).......      4,383
      41     Lancaster Colony Corp...............      1,998
     100     McCormick & Co., Inc................      2,533
       1     Nike, Inc., Class B.................         82

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Consumer Non-Durable, continued:
      68     Nine West Group, Inc. (b)(c)........   $  2,601
      72     Payless Shoesource, Inc. (b)........      3,948
      95     Unifi, Inc..........................      3,562
                                                    --------
                                                      53,520
                                                    --------
Consumer Services (3.5%):
      52     Belo (A.H.) Corp., Series A.........      2,169
     142     Callaway Golf Co. (c)...............      5,027
      96     Hasbro, Inc. (c)....................      2,735
     236     International Game Technologies.....      4,193
     341     Mirage Resorts, Inc. (b)(c).........      8,619
      48     Promus Hotel Corp. (b)..............      1,868
                                                    --------
                                                      24,611
                                                    --------
Energy (8.2%):
     108     Anadarko Petroleum Corp.............      6,498
     151     Apache Corp. (c)....................      4,891
      73     BJ Services Co.(b)(c)...............      3,931
      99     Ensco International, Inc. (b)(c)....      5,212
     261     Global Marine, Inc. (b)(c)..........      6,057
     115     Nabors Industries, Inc. (b)(c)......      2,856
      50     Noble Affiliates, Inc...............      1,915
     203     Noble Drilling Corp. (b)(c).........      4,578
      71     Reading & Bates Corp. (b)...........      1,905
      55     Smith International, Inc. (b).......      3,311
      38     Tidewater, Inc......................      1,650
     307     Tosco Corp..........................      9,183
      57     Transocean Offshore, Inc............      4,140
      58     Varco International, Inc. (b).......      1,874
                                                    --------
                                                      58,001
                                                    --------
Financial Services (12.3%):
     234     AFLAC, Inc..........................     11,038
      71     Capital One Financial Corp. (c).....      2,695
      69     Charles Schwab Corp. (c)............      2,795
     201     Franklin Resources, Inc. (c)........     14,571
     269     Imperial Credit Industries, Inc.
               (b)...............................      5,531
     199     Northern Trust Corp. (c)............      9,607
      96     Price (T. Rowe) Associates..........      4,971
     193     Progressive Corp.- Ohio.............     16,810
     124     Robert Half International, Inc.
               (b)(c)............................      5,826
       0     St. Paul Co., Inc. (c)(d)...........          8
      50     State Street Corp...................      2,294
     145     SunAmerica, Inc. (c)................      7,049
     126     The Money Store, Inc. (c)...........      3,603
                                                    --------
                                                      86,798
                                                    --------
Health Care (7.9%):
     105     Allegiance Corp.....................      2,859
      50     Apria Healthcare Group, Inc.
               (b)(c)............................        888
     150     Biogen, Inc. (b)....................      5,088
      33     Cardinal Health, Inc. (c)...........      1,866

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Health Care, continued:
     123     Centocor, Inc. (b)..................   $  3,811
     264     Chiron Corp. (b)(c).................      5,501
      58     Dentsply International, Inc.........      2,847
      88     Health Care & Retirement Corp.
               (b)...............................      2,934
      57     Healthcare Compare Corp. (b)(c).....      2,959
     105     Hillenbrand Industry, Inc...........      4,964
     147     Oxford Health Plans, Inc. (b).......     10,517
      40     R. P. Scherer Corp. (b).............      2,065
     183     Stryker Corp. (c)...................      6,396
      71     Watson Pharmaceutical, Inc. (b).....      2,983
                                                    --------
                                                      55,678
                                                    --------
Multi-Industry (0.6%):
     103     Hartford Life, Inc. (b).............      3,859
      10     Rambus, Inc. (b)(c).................        446
                                                    --------
                                                       4,305
                                                    --------
Raw Materials (1.4%):
     145     Airgas, Inc. (b)(c).................      2,863
      52     Betzdearborn, Inc...................      3,445
      29     Crompton & Knowles Corp.............        643
      29     Cytec Industries, Inc. (b)..........      1,080
      31     Lyondell Petrochemical (c)..........        683
      80     RPM, Inc. (c).......................      1,470
                                                    --------
                                                      10,184
                                                    --------
Retail (6.5%):
      82     Bed Bath & Beyond, Inc. (b)(c)......      2,485
      96     Claire's Stores, Inc................      1,678
      14     CompUSA, Inc. (b)(c)................        310
     169     Consolidated Stores Co. (b).........      5,885
     260     Dollar General Corp.................      9,767
     691     Just For Feet, Inc. (b)(c)..........     12,053
      92     Kohl's Corp. (b)....................      4,854
      60     Lands End, Inc. (b).................      1,778
      76     Outback Steakhouse, Inc. (b)........      1,846
      67     Starbucks Corp. (b)(c)..............      2,589
      18     Sunglass Hut International, Inc.
               (b)(c)............................        112
      57     Tiffany & Co........................      2,633
                                                    --------
                                                      45,990
                                                    --------
Shelter (2.8%):
      45     Hon Industries......................      1,991
     170     Leggett & Platt, Inc................      7,327
      71     Redwood Trust, Inc. (c).............      3,315
      81     Sealed Air Corp. (b)................      3,829
     215     Sunstone Hotel Investors, Inc.......      3,116
                                                    --------
                                                      19,578
                                                    --------
Technology (19.2%):
     262     3Com Corp. (b)......................     11,781

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
Technology, continued:
     160     ADC Telecommunications, Inc. (b)....   $  5,343
     207     Advanced Fibre Communication
               (b)(c)............................     12,474
     133     Advanced Micro Devices, Inc. (b)....      4,770
     199     Altera Corp. (b)(c).................     10,039
      83     American Power Conversion (b).......      1,583
     109     Analog Devices, Inc. (b)(c).........      2,883
      19     Applied Materials, Inc. (b).........      1,353
     262     Ascend Communications, Inc.
               (b)(c)............................     10,312
     193     Atmel Corp. (b)(c)..................      5,393
     195     BMC Software, Inc. (b)..............     10,776
     197     Cadence Design Systems, Inc.
               (b)(c)............................      6,613
      50     Cascade Communications Corp. (b)....      1,378
     185     Compuware Corp. (b).................      8,815
      29     Dell Computer Corp. (b).............      3,441
      89     Electronic Arts, Inc. (b)...........      2,989
      31     Hewlett Packard Co..................      1,708
     288     Informix Corp. (b)..................      2,592
      47     Integrated Device Technology, Inc.
               (b)...............................        494
       9     KLA-Tencor Corp. (b)................        453
      72     Linear Technology Corp..............      3,710
      59     Maxim Integrated Products, Inc.
               (b)...............................      3,373
      70     Solectron Corp. (b).................      4,900
      63     Structural Dynamics (b).............      1,649
      24     Symbol Technologies, Inc. (b)(c)....        800
     229     Teradyne, Inc. (b)..................      8,996
      43     Varian Associates, Inc..............      2,338
     101     Xilinx, Inc. (b)(c).................      4,936
                                                    --------
                                                     135,892
                                                    --------
Transportation (0.6%):
     117     Illinois Central Corp...............      4,077
                                                    --------
Utilities (3.1%):
     219     360 Communications Co. (b)..........      3,749
     201     AES Corp. (b)(c)....................     14,199
      29     LCI International, Inc. (b).........        632
     115     Seagull Energy Corp. (b)............      2,014
      35     Southern New England
               Telecommunications, Inc...........      1,353
                                                    --------
                                                      21,947
                                                    --------
     Total Common Stocks                             658,606
                                                    --------
PREFERRED STOCKS (1.3%):
Financial Services (0.1%):
      38     Arm Financial Group, Inc., Class A
               (c)...............................        760
                                                    --------
Oil & Gas Exploration (0.4%):
      81     Sante Fe International Corp.........      2,754
                                                    --------
Retail (0.7%):
     169     Polo Ralph Lauren Corp..............      4,626
                                                    --------

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
PREFERRED STOCKS, CONTINUED:
Technology (0.1%):
      15     Aris Corp...........................   $    317
      20     Great Plains Software, Inc. (c).....        527
                                                    --------
                                                         844
                                                    --------
   Total Preferred Stocks                              8,984
                                                    --------
SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
REPURCHASE AGREEMENTS (5.6%):
 $39,449     Prudential Securities, 6.05%, 7/1/97
               (Collateralized by $49,148 various
               U.S. Government Securities,
               5.75%-6.01%, 10/31/00-8/1/34,
               market value--$40,519)............   $ 39,449
                                                    --------
   Total Repurchase Agreements                        39,449
                                                    --------
Total (Cost--$611,506) (a)                          $707,039
                                                    ========

------------

Percentages indicated are based on net assets of $704,690.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $3,969. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                  Unrealized appreciation..................................................   $103,914
                  Unrealized depreciation..................................................    (12,350)
                                                                                              --------
                  Net unrealized appreciation..............................................   $ 91,564
                                                                                              ========

(b) Non-income producing securities.
(c) A portion of this security was loaned as of June 30, 1997.
(d) Amount less than 1,000.

See notes to financial statements.

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
GULF SOUTH GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   -------
COMMON STOCKS (95.3%):
Business Equipment & Services (11.9%):
      25     Accustaff, Inc. (b) (c)..............   $   592
      50     Acxiom Corp. (b) (c).................     1,025
      25     Billing Information Concepts (b).....       872
      15     Central Parking Corp.................       522
     100     Communications Central, Inc. (b).....     1,100
      15     Computational Systems, Inc. (b)......       208
      45     Concord EFS, Inc. (b)................     1,164
      30     Corrections Corp. of America (b)
               (c)................................     1,193
      30     Imnet Systems, Inc. (b) (c)..........       932
      20     Norrell Corp.........................       660
      30     Nova Corp. (b).......................       778
      35     Stewart Enterprises, Inc., Class A...     1,470
      10     Stone & Webster, Inc.................       427
      45     World Access, Inc. (b)...............       923
                                                     -------
                                                      11,866
                                                     -------
Capital Goods (3.3%):
      20     Blount International, Inc............       851
      15     Ionics, Inc. (b).....................       683
      13     Kent Electronics Corp. (b)...........       477
      25     Kuhlman Corp.........................       806
      15     Wabash National Corp.................       418
                                                     -------
                                                       3,235
                                                     -------
Commercial Services (0.2%):
      10     Pierce Leahy Corp. (b)...............       180
                                                     -------
Consumer Durable (1.2%):
      75     Miller Industries, Inc. (b)..........     1,200
                                                     -------
Consumer Non-Durable (6.9%):
      15     Coca-Cola Bottling Co................       728
      20     Dekalb Genetics Corp.................     1,594
       6     Earthgrains Co.......................       393
      38     K & G Men's Center, Inc. (b).........       816
      15     Nautica Enterprises, Inc. (b)........       397
      12     Richfood Holdings....................       312
      12     Smithfield Foods, Inc. (b)...........       738
      24     Westpoint Stevens, Inc. (b)..........       939
      30     Wolverine World Wide, Inc............       911
                                                     -------
                                                       6,828
                                                     -------
Consumer Services (4.4%):
      30     Action Performance Co., Inc. (b).....       728
      22     Grand Casinos (b)....................       325
      35     International Family Entertainment,
               Class B (b)........................     1,202
      25     International Speedway Corp. (b)
               (c)................................       491
      15     Regal Cinemas, Inc. (b)..............       495
      30     Sturm, Ruger & Co....................       589
      25     Suburban Lodges of America (b).......       525
                                                     -------
                                                       4,355
                                                     -------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   -------
COMMON STOCKS, CONTINUED:
Energy (9.0%):
      10     Devon Energy Corp....................   $   368
       6     Diamond Offshore Drilling (b)........       467
      10     Falcon Drilling Co., Inc. (b)........       576
      15     Global Industries Ltd. (b)...........       350
      33     Maverick Tube Corp. (b)..............     1,218
      36     Newpark Resources, Inc. (b)..........     1,215
      10     Ocean Energy, Inc. (b)...............       463
      20     Patterson Energy, Inc. (b)...........       908
      30     Pride Petroleum Services, Inc. (b)...       720
       7     Saint Mary Land and Exploration......       246
       5     Seacor Holdings, Inc. (b) (c)........       235
      10     Snyder Oil Corp......................       184
      32     Stone Energy Corp. (b)...............       876
      25     Trico Marine Services, Inc. (b)......       545
      20     United Meridian Corp. (b)............       600
                                                     -------
                                                       8,971
                                                     -------
Financial Services (16.6%):
      50     Alabama National Bankcorp............     1,119
      50     Amresco, Inc. (b)....................     1,075
      50     Bankunited Financial Corp. (b).......       494
       7     Cenit Bancorp, Inc...................       341
      25     Central Fidelity Banks, Inc..........       888
      16     Charter One Financial, Inc. (c)......       862
      20     Colonial BancGroup, Inc..............       485
      26     Cooperative Bankshares, Inc. (b).....       546
      23     Cullen/Frost Bankers, Inc............       975
      22     Deposit Guaranty Corp................       693
      30     Eagle Bancshares, Inc................       536
      30     First American Corp..................     1,151
      40     First Financial Holdings, Inc........     1,280
      20     First Liberty Financial Corp.........       430
      25     Protective Life Corp.................     1,256
      15     Raymond James Financial (b)..........       411
      35     Sirrom Capital Corp..................     1,208
      38     Triad Guaranty, Inc. (b).............     1,699
      15     United Cos. Financial Corp. (c)......       394
      18     Whitney Holding Corp.................       761
                                                     -------
                                                      16,604
                                                     -------
Health Care (9.6%):
      20     Alpharma, Inc........................       319
       9     Ballard Medical Products.............       181
      20     Core Laboratories N.V. (b)...........       520
      30     Cryolife, Inc. (b)...................       358
       6     Envoy Corp. (b) (c)..................       200
      18     Genesis Health (b) (c)...............       608
      20     Gulf South Medical Supply (b)........       390
      15     Invacare Corp........................       351
       7     Mentor Corp..........................       216
      22     Neoprobe Corp. (b)...................       308
      10     North American Vaccine, Inc. (b)
               (c)................................       193

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
GULF SOUTH GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   -------
COMMON STOCKS, CONTINUED:
Health Care, continued:
      40     Omnicare, Inc........................   $ 1,253
      30     Phycor, Inc. (b) (c).................     1,033
       9     Protein Design Labs, Inc. (b)........       257
      10     Quorum Health Group, Inc. (b)........       358
      24     Roberts Pharmaceutical Corp. (b).....       269
       9     Safeskin Corp. (b)...................       265
      10     Spine-Tech, Inc. (b).................       371
      11     Steris Corp. (b).....................       392
      40     Summit Technology, Inc. (b)..........       265
      12     Sunrise Assisted Living (b)..........       420
      14     Sybron International Corp. (b).......       558
       8     Tecnol Medical Products (b)..........       178
       8     Vertex Pharmaceuticals, Inc. (b).....       306
                                                     -------
                                                       9,569
                                                     -------
Raw Materials (2.6%):
      25     Chemfirst, Inc.......................       678
      20     Coeur D'Alene Mines Corp. (b)........       259
      10     Cytec Industries, Inc. (b)...........       374
       8     Mississippi Chemical Corp............       173
      35     Quanex Corp..........................     1,074
                                                     -------
                                                       2,558
                                                     -------
Retail (6.6%):
      37     Compucom Systems, Inc. (b)...........       264
      35     CompUSA, Inc. (b) (c)................       750
      20     Gymboree Corp. (b)...................       480
      30     Heilig Meyers Co.....................       589
      30     Hibbet Sporting Goods, Inc. (b)......       540
      40     Just For Feet, Inc. (b)..............       698
      20     Landry's Seafood Restaurants, Inc.
               (b)................................       460
      30     Michaels Stores, Inc. (b) (c)........       636
       7     O'Reilly Automotive, Inc. (b)........       270
      20     Pier 1 Imports, Inc..................       530
      12     Proffitts, Inc. (b) (c)..............       527
      15     Ruby Tuesday, Inc. (b)...............       337
      15     Stein Mart, Inc. (b).................       450
                                                     -------
                                                       6,531
                                                     -------
Shelter (2.5%):
      24     Caraustar Industries, Inc............       831
      15     Ethan Allen Interiors, Inc...........       855
      20     Oakwood Homes Corp...................       480
      35     Southern Energy Homes, Inc. (b)......       319
                                                     -------
                                                       2,485
                                                     -------
Technology (15.9%):
      30     Aspect Telecommunications, Inc.
               (b)................................       668
      25     Benchmark Electronics, Inc. (b)......     1,008
      20     Cadence Design Systems, Inc. (b)
               (c)................................       670
      20     Comverse Technology, Inc. (b) (c)....     1,014
      30     Datastream Systems, Inc. (b).........       465

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   -------
COMMON STOCKS, CONTINUED:
Technology, continued:
       4     Dell Computer Corp. (b)..............   $   411
      24     Digital Microwave Corp. (b)..........       720
      40     Harbinger Corp. (b)..................     1,120
      25     Intercel, Inc. (b)...................       344
      14     Kemet Corp. (b)......................       348
      17     Komag, Inc. (b)......................       270
      11     Kulicke & Soffa Industries (b).......       357
      10     Lattice Semiconductor Corp. (b)......       565
      14     Microchip Technology, Inc. (b).......       417
      15     Network General Corp. (b)............       223
      60     Network Long Distance, Inc. (b)......       563
       7     Novellus Systems, Inc. (b)...........       606
      13     Oak Industries (b)...................       374
      17     Read-Rite Corp. (b)..................       355
      15     Sanmina Corp. (b) (c)................       953
      12     SCI Systems, Inc. (b) (c)............       765
      13     Sterling Software (b)................       406
      20     Symmetricom, Inc. (b)................       288
      46     Tech Data Corp. (b)..................     1,444
      25     Teradyne, Inc. (b)...................       981
      22     VLSI Technology, Inc. (b)............       520
                                                     -------
                                                      15,855
                                                     -------
Transportation (2.4%):
      20     ASA Holdings, Inc....................       573
      25     Halter Marine Group, Inc. (b)........       600
      25     Heartland Express, Inc. (b)..........       588
      25     MS Carriers, Inc. (b)................       627
                                                     -------
                                                       2,388
                                                     -------
Utilities (2.2%):
      13     K N Energy, Inc......................       548
      50     LCI International, Inc. (b)..........     1,094
      20     Rural Cellular Corp. Class A (b).....       206
      25     Southwestern Energy Co...............       325
                                                     -------
                                                       2,173
                                                     -------
Total Common Stocks                                   94,798
                                                     -------
PREFERRED STOCKS (2.6%):
Computer Software (0.3%):
       8     National Data Corp...................       347
                                                     -------
Financial Services (1.7%):
      20     CCB Financial Corp. (c)..............     1,461
       5     Southwest Securities Group, Inc......        98
                                                     -------
                                                       1,559
                                                     -------
Oil & Gas Exploration (0.5%):
      50     Comstock Resources, Inc..............       522
                                                     -------

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
GULF SOUTH GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   -------
PREFERRED STOCKS, CONTINUED:
Telecommunications (0.1%):
      7      Gray Communications Systems, Inc.
               Class B............................   $   142
                                                     -------
Total Preferred Stocks                                 2,570
                                                     -------
SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   -------
REPURCHASE AGREEMENTS (2.6%):
   2,589     Prudential Securities, 6.05%, due
               7/1/97 (collateralized by $2,557
               U.S. Treasury Note, 6.88%, 5/15/06,
               market value -- $2,641)............   $ 2,589
                                                     -------
Total Repurchase Agreements                            2,589
                                                     -------
Total (Cost--$75,832) (a)                            $99,957
                                                     =======

------------

Percentages indicated are based on net assets of $99,452
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                  Unrealized appreciation..................................................   $25,837
                  Unrealized depreciation..................................................    (1,712)
                                                                                              -------
                  Net unrealized appreciation..............................................   $24,125
                                                                                              =======

(b)  Non-income producing securities.
(c)  A portion of this security was loaned as of June 30, 1997.

See notes to financial statements.

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS (96.9%):
ARGENTINA (0.7%):
Automotive (0.0%):
      29     CIADEA SA...........................   $    126
                                                    --------
Beverages & Tobacco (0.0%):
       0     Buenos Aires Embottelladora SA,
               Class B (b)(d)....................         27
                                                    --------
Oil & Gas Exploration, Production & Services (0.4%):
     117     Perez Companc SA....................        931
      33     YPF Sociedad Anonima................        999
                                                    --------
                                                       1,930
                                                    --------
Telecommunications (0.3%):
      89     Telecom Argentina SA, Class B.......        463
     215     Telefonica de Argentina SA, Class
               B.................................        742
                                                    --------
                                                       1,205
                                                    --------
             Total Argentina.....................      3,288
                                                    --------
AUSTRALIA (2.1%):
Banking (0.5%):
     120     National Australia Bank Ltd.........      1,703
     171     Westpac Banking Corp., Ltd..........      1,020
                                                    --------
                                                       2,723
                                                    --------
Broadcasting & Publishing (0.2%):
     157     News Corp., Ltd.....................        745
                                                    --------
Building Products (0.4%):
     221     Boral Ltd...........................        689
     135     CSR Ltd.............................        520
     131     Pioneer International Ltd...........        503
                                                    --------
                                                       1,712
                                                    --------
Diversified (0.1%):
      82     Southcorp Holdings Ltd..............        305
                                                    --------
Metals (0.1%):
     229     M.I.M. Holdings Ltd.................        336
      36     RGC Ltd.............................        130
                                                    --------
                                                         466
                                                    --------
Metals & Mining (0.4%):
      68     Aberfoyle Ltd.......................        189
     111     Aud Normandy Mining Ltd.............        124
     105     Broken Hill Proprietary Co. Ltd.....      1,525
      35     Newcrest Mining Ltd.................         95
      79     WMC Ltd.............................        497
                                                    --------
                                                       2,430
                                                    --------
Real Estate (0.3%):
     186     General Property Trust..............        369
     177     Stockland Trust Group...............        462
     186     Westfield Trust.....................        379
                                                    --------
                                                       1,210
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
AUSTRALIA, CONTINUED:
Retail Stores/Catalog (0.1%):
     102     Coles Myer Ltd......................   $    527
                                                    --------
             Total Australia.....................     10,118
                                                    --------
AUSTRIA (1.2%):
Airlines (0.1%):
       2     Austrian Airlines/Oesterreichische
               Luftverskehrs AG (b)..............        347
                                                    --------
Automotive (0.0%):
       7     Steyr-Daimler-Puch AG...............        139
                                                    --------
Banking & Financial Services (0.2%):
      15     Ats Bank Of Austria Rights (d)......          0
      15     Bank Austria AG.....................        834
       2     Bank Austria AG, Participating
               Certificates......................         63
       8     Creditanstalt-Bankverein............        479
                                                    --------
                                                       1,376
                                                    --------
Beverages & Tobacco (0.0%):
       4     Osterreichische Brau-Beteiligungs
               AG................................        234
                                                    --------
Building Products (0.1%):
       2     Wienerberger Baustoffindustrie AG...        488
                                                    --------
Chemicals (0.1%):
       4     Lenzing AG (b)......................        238
                                                    --------
Environmental Services (0.1%):
       2     BWT AG..............................        279
                                                    --------
Insurance (0.2%):
       3     EA-Generali AG......................        750
                                                    --------
Miscellaneous Manufacturing (0.1%):
       9     Radex-Heraklith
               Industriebeteiligungs AG..........        379
                                                    --------
Oil & Gas Exploration, Production & Services (0.2%):
       7     OMV AG..............................        947
                                                    --------
Utilities--Electric & Gas (0.1%):
       7     Osterreichische
               Elekrizitaitswirtschafts-AG, Class
               A.................................        518
                                                    --------
             Total Austria.......................      5,695
                                                    --------
BELGIUM (1.8%):
Banking (0.3%):
       1     Generale de Banque SA...............        568
       1     Kredietbank NV......................        377
       1     Kredietbank VVPR....................        514
                                                    --------
                                                       1,459
                                                    --------
Chemicals (0.2%):
       1     Solvay SA...........................        798
                                                    --------
Industrial Holding Companies (0.1%):
       4     Groupe Bruxelles Lambert SA.........        691
                                                    --------

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
BELGIUM, CONTINUED:
Insurance (0.3%):
       4     Fortis AG...........................   $    742
       2     Royale Belge........................        549
                                                    --------
                                                       1,291
                                                    --------
Merchandising (0.2%):
     18      Delhaize-Le Lion SA.................        949
                                                    --------
Metals & Mining (0.1%):
      3      Union Miniere Group (b).............        280
                                                    --------
Oil & Gas Exploration, Production & Services (0.2%):
      2      PetroFina SA........................        847
                                                    --------
Utilities--Electric & Gas (0.4%):
      9      Electrabel SA.......................      1,978
                                                    --------
             Total Belgium.......................      8,293
                                                    --------
BRAZIL (0.3%):
Beverages & Tobacco (0.0%):
      41     Companhia Cervejaria Brahma.........         31
                                                    --------
Chemicals (0.0%):
     242     Copesul--Companhia Pertoquimica do
               Sul...............................          9
      19     White Martins SA....................         56
                                                    --------
                                                          65
                                                    --------
Glass Products (0.0%):
       5     Companhia Vidraria Santa Maria......         14
                                                    --------
Steel (0.0%):
   3,589     Companhia Siderurgica Nacional......        118
       4     Companhia Vale do Rio Doce..........         88
                                                    --------
                                                         206
                                                    --------
Telecommunications (0.1%):
   2,277     Telecomunicacoes Brasileiras SA.....        308
     193     Telecomunicacoes de Sao Paulo SA....         57
                                                    --------
                                                         365
                                                    --------
Tobacco (0.0%):
      10     Souza Cruz SA.......................        105
                                                    --------
Utilities--Electric & Gas (0.2%):
     655     Centrais Electricas Brasilieras
               SA................................        367
     307     Centrais Electricas Brasilieras SA,
               Class B...........................        182
   3,516     Companhia Paranaense de
               Energia-Copel.....................         62
     355     Light--Servicos de Eletricidade
               SA................................        171
                                                    --------
                                                         782
                                                    --------
             Total Brazil........................      1,568
                                                    --------
CHILE (0.2%):
Banking & Financial Services (0.0%):
       6     Banco De Santiago...................        150
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
CHILE, CONTINUED:
Beverages & Tobacco (0.0%):
       7     Embotelladora Andina SA,
               Series A, ADR.....................   $    147
                                                    --------
Telecommunications (0.2%):
     18      Telecomunicaciones
               De Chile SA ADR...................        585
                                                    --------
             Total Chile.........................        882
                                                    --------
DENMARK (1.5%):
Agriculture (0.0%):
       3     Korn-OG Foderstof Kompagniet A/S....         80
                                                    --------
Banking & Financial Services (0.2%):
       7     Den Danske Bank.....................        653
       6     Unidanmark A/S, Class A.............        315
                                                    --------
                                                         968
                                                    --------
Beverages & Tobacco (0.1%):
       4     Carlsberg A/S, Class A..............        195
       7     Carlsberg A/S, Class B..............        403
                                                    --------
                                                         598
                                                    --------
Commercial Services (0.0%):
       3     ISS International Service System
               A/S, Class B......................        102
                                                    --------
Diversified (0.1%):
      14     Superfos A/S........................        338
                                                    --------
Engineering (0.1%):
      11     FLS Industries A/S, Class B.........        382
                                                    --------
Pharmaceuticals (0.7%):
      26     Novo Nordisk A/S, Class B...........      2,839
                                                    --------
Telecommunications (0.1%):
      13     Tele Danmark A/S, Class B...........        658
                                                    --------
Transportation & Shipping (0.2%):
       0     D/S 1912, Class B (d)...............        466
       0     D/S Svendborg A/S, Class B (d)......        465
       0     Lauritzen (J.) Holding A/S (b)(d)...         30
                                                    --------
                                                         961
                                                    --------
             Total Denmark.......................      6,926
                                                    --------
FINLAND (1.1%):
             Banking & Financial Services (0.1%):
     131     Merita Ltd., Class A................        435
                                                    --------
Forest Products (0.1%):
       1     Rauma Oy............................         14
      27     UPM-Kymmene Corp....................        628
                                                    --------
                                                         642
                                                    --------

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
FINLAND, CONTINUED:
Insurance (0.1%):
      11     Pohjola Insurance Group, Class B....   $    311
       3     Sampo Insurance Co. Ltd., Class A...        311
                                                    --------
                                                         622
                                                    --------
Metals (0.1%):
     27      Outokumpo OY, Class A...............        525
                                                    --------
Telecommunications (0.7%):
     25      Nokia AB, Class A...................      1,839
     14      Nokia AB, Class K...................      1,013
                                                    --------
                                                       2,852
                                                    --------
             Total Finland.......................      5,076
                                                    --------
FRANCE (10.3%):
Automotive (0.1%):
       6     PSA Peugeot.........................        595
                                                    --------
Banking (0.9%):
      24     Banque Nationale de Paris...........        974
      19     Compagnie Financiere de Paribas.....      1,299
     399     Ffr Cie De Suez Corp................        982
      10     Societe Generale....................      1,137
                                                    --------
                                                       4,392
                                                    --------
Beverages & Tobacco (0.6%):
      10     LVMH (Moet Hennessy
               Louis Vuitton)....................      2,568
       8     Pernod Ricard.......................        419
                                                    --------
                                                       2,987
                                                    --------
Broadcasting/Cable (0.1%):
       3     Canal Plus..........................        594
                                                    --------
Building Products (0.3%):
       3     Imetal SA...........................        378
      20     Lafarge SA..........................      1,221
                                                    --------
                                                       1,599
                                                    --------
Business Services (0.6%):
      17     Compagnie Generale des Eaux.........      2,148
       8     Havas SA............................        598
                                                    --------
                                                       2,746
                                                    --------
Chemicals (0.7%):
      10     L'Air Liquide.......................      1,538
      38     Rhone-Poulenc SA....................      1,559
                                                    --------
                                                       3,097
                                                    --------
Commercial Services (0.3%):
       1     Addeco SA...........................        573
       1     Sodexho SA..........................        667
                                                    --------
                                                       1,240
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
FRANCE, CONTINUED:
Construction (0.1%):
       5     Bouygues............................   $    379
                                                    --------
Defense (0.2%):
      1      Sagem SA............................        330
     22      Thomson CSF.........................        574
                                                    --------
                                                         904
                                                    --------
Diversified (0.1%):
     14      Lagardere SCA.......................        397
                                                    --------
Electrical & Electronic (0.8%):
     17      Alcatel Alsthom.....................      2,190
      5      Legrand SA..........................        837
     17      Schneider SA........................        900
                                                    --------
                                                       3,927
                                                    --------
Energy (1.4%):
     32      Elf Aquitane SA.....................      3,429
     28      Total SA, Class B...................      2,853
                                                    --------
                                                       6,282
                                                    --------
Engineering (0.1%):
      4      Compagnie Francaise d'Etudes et de
               Construction Technip..............        436
                                                    --------
Food & Household Products (0.1%):
      4      Eridania Beghin-Say SA..............        667
                                                    --------
Food Products & Services (0.3%):
      8      Groupe Danone.......................      1,257
                                                    --------
Health & Personal Care (0.8%):
      6      L'OREAL.............................      2,634
     12      Sanofi SA...........................      1,129
                                                    --------
                                                       3,763
                                                    --------
Industrial Goods & Services (0.2%):
     18      Michelin Class B, Registered........      1,061
                                                    --------
Industrial Holding Companies (0.2%):
     12      Lyonnaise des Eaux SA...............      1,180
                                                    --------
Insurance (0.4%):
     34      AXA SA..............................      2,104
                                                    --------
Leisure (0.2%):
      4      Accor SA............................        652
      3      Salomon SA..........................        191
                                                    --------
                                                         843
                                                    --------
Manufacturing-Consumer Goods (0.2%):
      6      Societe BIC SA......................        982
                                                    --------
Media (0.1%):
      1      Pathe SA............................        286
                                                    --------

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
FRANCE, CONTINUED:
Merchandising (1.2%):
       4     Carrefour SA........................   $  3,070
       7     Etablissements Economiques du Casino
               Guichard-Perrachon................        364
       3     Pinault-Printemps-Redoute SA........      1,203
       2     Promodes............................        856
                                                    --------
                                                       5,493
                                                    --------
Miscellaneous Materials & Commodities (0.3%):
     10      Compagnie de Saint Gobain...........      1,452
                                                    --------
Textile Products (0.0%):
      2      Dollfus-Mieg & Cie..................         41
                                                    --------
             Total France........................     48,704
                                                    --------
GERMANY (16.2%):
Airlines (0.2%):
      55     Deutsche Lufthansa AG...............      1,061
                                                    --------
Automotive (1.9%):
      65     Daimler-Benz AG.....................      5,320
       3     Man AG..............................        798
       4     Volkswagen AG.......................      2,898
                                                    --------
                                                       9,016
                                                    --------
Banking (2.5%):
      98     Bayer AG............................      3,785
      30     Bayerische Vereinsbank AG...........      1,229
      82     Deutsche Bank AG....................      4,800
      51     Dresdner Bank AG....................      1,783
                                                    --------
                                                      11,597
                                                    --------
Banking & Financial Services (0.2%):
      26     Bayerische Hypotheken-und Weschel-
               Bank AG...........................        775
                                                    --------
Building Materials (0.1%):
       6     Heidelberger Zement AG..............        571
                                                    --------
Business Services (0.4%):
       9     SAP AG..............................      1,873
                                                    --------
Chemicals (1.0%):
     111     BASF AG.............................      4,082
      15     Degussa AG..........................        815
                                                    --------
                                                       4,897
                                                    --------
Conglomerates (1.8%):
      13     Metro AG (b)........................      1,382
       3     Preussag AG.........................        818
      86     VEBA AG.............................      4,874
       3     Viag AG.............................      1,550
                                                    --------
                                                       8,624
                                                    --------
Construction (0.1%):
       9     Hochtief AG.........................        403
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
GERMANY, CONTINUED:
Consumer Goods & Services (0.2%):
       9     Adidas AG...........................   $    953
                                                    --------
Electrical & Electronic (1.0%):
     78      Siemens AG..........................      4,650
                                                    --------
Engineering (0.6%):
     23      AGIV AG.............................        521
      3      Bilfinger & Berger Bau AG...........        135
      5      Mannesmann AG.......................      2,052
                                                    --------
                                                       2,708
                                                    --------
Health Care (0.3%):
     15      Schering AG.........................      1,593
                                                    --------
Insurance (2.4%):
      33     Allianz AG..........................      6,977
       0     AMB Aachener und Muenchener
               Beteiligungs AG, Bearer Shares....         98
       1     AMB Aachener und Muenchener
               Beteiligungs AG, Registered
               Shares............................        490
       3     CKAG Colonia Konzern AG.............        281
       0     Muenchener Rueckversicherungs
               Gesellschaft AG, Bearer Shares....        137
       1     Muenchener Rueckversicherungs
               Gesellschaft AG, Registered
               Shares............................      3,444
                                                    --------
                                                      11,427
                                                    --------
Machinery & Equipment (0.1%):
      11     Kloeckner-Humbolt-Deutz AG (b)......        111
       1     Linde AG............................        420
                                                    --------
                                                         531
                                                    --------
Metals & Mining (0.5%):
       9     Fag Kugelfischer Georg Schaefer
               AG................................        162
       8     Thyssen AG..........................      2,031
                                                    --------
                                                       2,193
                                                    --------
Personal Care Products (0.3%):
      27     Beiersdorf AG.......................      1,454
                                                    --------
Pharmaceuticals (0.3%):
      29     Merck KGaA..........................      1,260
                                                    --------
Retail Stores (0.1%):
       1     Karstadt AG.........................        307
                                                    --------
Retail-General Merchandise (0.0%):
       3     Douglas Holding AG..................        125
                                                    --------
Telecommunications (1.6%):
     302     Deutsche Telekom AG.................      7,417
                                                    --------
Textile Products (0.0%):
       1     Escada AG...........................        102
                                                    --------

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
GERMANY, CONTINUED:
Utilities--Electric & Gas (0.6%):
      65     RWE AG..............................   $  2,818
                                                    --------
             Total Germany.......................     76,355
                                                    --------
GREECE (0.8%):
Agriculture (0.0%):
       6     Hellenic Sugar Industry SA..........         37
                                                    --------
Banking & Financial Services (0.6%):
      17     Alpha Credit Bank...................      1,127
       7     Commercial Bank of Greece SA........        275
      13     Ergo Bank SA........................        770
       4     National Bank of Greece SA..........        507
                                                    --------
                                                       2,679
                                                    --------
Beverages & Tobacco (0.1%):
      11     Hellenic Bottling Co. SA............        409
                                                    --------
Building Products (0.1%):
      26     Heracles General Cement Co. SA......        478
                                                    --------
Telecommunications (0.0%):
       3     Intracom SA (b).....................        127
                                                    --------
             Total Greece........................      3,730
                                                    --------
HONG KONG (1.1%):
Airlines (0.1%):
     194     Cathay Pacific Airways..............        402
                                                    --------
Banking (0.1%):
      83     Bank of East Asia Ltd...............        347
       6     HSBC Holdings PLC...................        180
                                                    --------
                                                         527
                                                    --------
Banking & Financial Services (0.1%):
      38     Wing Lung Bank......................        243
                                                    --------
Broadcasting & Publishing (0.1%):
      95     Television Broadcasts Ltd...........        427
                                                    --------
Conglomerates (0.1%):
      68     Swire Pacific Ltd., Class A.........        612
                                                    --------
Electrical Equipment (0.0%):
     645     Elec & Eltek International
               Holdings Ltd......................        189
                                                    --------
Industrial Holding Companies (0.3%):
     145     Hutchison Whampoa Ltd...............      1,254
                                                    --------
Printing & Publishing (0.0%):
     263     Oriental Press Group Ltd............        108
                                                    --------
Real Estate (0.1%):
      56     Sun Hung Kai Properties Ltd.........        674
                                                    --------
Telecommunications (0.2%):
     418     Hong Kong Telecommunications Ltd....        997
                                                    --------
             Total Hong Kong.....................      5,433
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
INDONESIA (0.8%):
Agriculture (0.1%):
    369      PT SMART Corp.......................   $    334
                                                    --------
Auto Parts (0.0%):
     31      PT Astra International--
               Foreign Registry (b)..............        126
                                                    --------
Banking & Financial Services (0.1%):
    298      PT Bank International Indonesia--
               Foreign Registry..................        258
                                                    --------
Building Products (0.1%):
    222      Indocement Tunggal Prakarsa.........        344
                                                    --------
Forest Products (0.1%):
    203      PT Barito Pacific Timber............        173
                                                    --------
    100      PT Inti Indorayon Utama--
               Foreign Registry (b)..............         70
                                                    --------
                                                         243
                                                    --------
Telecommunications (0.2%):
    108      PT Indosat..........................        322
                                                    --------
    285      PT Telekomunikasi Indonesia.........        464
                                                    --------
                                                         786
                                                    --------
Textile Products (0.1%):
  1,246      PT Polysindo Eka Perkasa--
               Foreign Registry..................        692
                                                    --------
Tobacco (0.1%):
    155      PT Gudang Garam.....................        648
     51      PT Hanjaya Mandala Sampoerna........        193
                                                    --------
                                                         841
                                                    --------
             Total Indonesia.....................      3,624
                                                    --------
IRELAND (0.3%):
Banking (0.1%):
      38     Allied Irish Banks PLC..............        287
                                                    --------
Banking & Financial Services (0.2%):
     132     Allied Irish Banks PLC..............      1,012
                                                    --------
Beverages & Tobacco (0.0%):
      77     James Crean PLC.....................        231
                                                    --------
             Total Ireland.......................      1,530
                                                    --------
ITALY (6.7%):
Agriculture (0.1%):
     306     Parmalat Finanziaria SpA............        432
                                                    --------
Automotive (0.5%):
     616     Fiat SpA............................      2,216
     136     Fiat SpA di Risp
               (Non-convertible).................        256
                                                    --------
                                                       2,472
                                                    --------

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
ITALY, CONTINUED:
Banking (0.6%):
     378     Banca Commerciale Italiana..........   $    782
      86     Banco Ambrosiano Veneto SpA.........        249
     344     Credito Italiano SpA................        629
     129     Istituto Bancario San Paolo di
               Torino............................        937
      32     Riunione Adriatica di Sicurta SpA
               di Risp...........................        158
                                                    --------
                                                       2,755
                                                    --------
Banking & Financial Services (0.1%):
     42      Mediobanca SpA......................        256
                                                    --------
Broadcasting & Publishing (0.2%):
    190      Mediaset SpA........................        807
                                                    --------
Building Products (0.0%):
     28      Italcementi SpA (b).................        174
                                                    --------
Chemicals (0.1%):
    801      Montedison SpA (b)..................        528
                                                    --------
Computer Hardware (0.0%):
    447      Olivetti Group SpA (b)..............        126
                                                    --------
Engineering (0.0%):
    145      Impregilo SpA (b)...................         95
                                                    --------
Insurance (1.1%):
     241     Assicurazioni Generali..............      4,370
      23     La Previdente.......................        121
      56     Riuniune Adriatici de Sicurta SpA...        446
      63     Societa Assicuratrice Industriale
               (SAI) SpA.........................        486
                                                       5,423
                                                    --------
Oil & Gas Exploration, Production & Services (1.7%):
   1,320     Ente Nazionale Idrocarburi SpA
               (ENI).............................      7,465
                                                    --------
Paper Products (0.0%):
      34     Burgo (Cartiere) SpA................        188
                                                    --------
Retail Stores (0.0%):
      36     La Rinascente SpA...................        198
                                                    --------
Retail Stores/Catalog (0.0%):
      36     Itl La Rinascente Rights............          6
                                                    --------
Steel (0.0%):
      22     Falck Acciaierie & Ferriere Lombarde
               SpA...............................         81
                                                    --------
Telecommunications (1.9%):
      56     Sirti SpA...........................        321
   1,051     Telecom Italia Mobile SpA...........      3,145

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
 STOCKS, CONTINUED:
ITALY, CONTINUED:
Telecommunications, continued:
   1,198     Telecom Italia Mobile SpA di Risp
               (Non-convertible).................   $  3,873
     329     Telecom Italia SpA..................        588
     333     Telecom Italia SpA di Risp
               (Non-convertible).................        659
                                                    --------
                                                       8,586
                                                    --------
Textile Products (0.1%):
      35     Benetton Group SpA..................        554
                                                    --------
Tire & Rubber (0.1%):
    263      Pirelli SpA.........................        650
                                                    --------
Utilities--Electric & Gas (0.2%):
     97      Edison SpA..........................        481
    121      Italgas SpA.........................        392
                                                    --------
                                                         873
                                                    --------
             Total Italy.........................     31,669
                                                    --------
JAPAN (24.2%):
Agriculture (0.0%):
      25     Nippon Beet Sugar Manufacturing.....         92
                                                    --------
Airlines (0.1%):
     115     Japan Airlines (b)..................        524
                                                    --------
Aluminum (0.0%):
      17     Nippon Light Metal Co...............         62
                                                    --------
Appliances & Household Products (1.2%):
     127     Matsushita Electric Industrial Co.,
               Ltd...............................      2,563
      11     Pioneer Electronic Corp.............        267
      95     Sanyo Electric Co...................        427
      63     Sharp Corp..........................        870
      19     Sony Corp...........................      1,659
                                                    --------
                                                       5,786
                                                    --------
Automotive (2.1%):
      60     Honda Motor Co., Ltd................      1,809
     151     Nissan Motor Co., Ltd...............      1,173
      23     Toyoda Automatic Loom Works.........        523
     204     Toyota Motor Corp...................      6,025
                                                    --------
                                                       9,530
                                                    --------
Banking (4.2%):
     131     Asahi Bank Ltd......................      1,116
     298     Bank of Tokyo--Mitsubishi...........      5,982
      78     Bank of Yokohama Ltd................        440
      75     Chiba Bank Ltd......................        447
     168     Fuji Bank Ltd.......................      2,525
     115     Industrial Bank of Japan............      1,789
      48     Joyo Bank...........................        266
      55     Mitsui Trust & Banking Co...........        416
     198     Sakura Bank Ltd.....................      1,519

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Banking, continued:
     50      Shizuoka Bank.......................   $    572
    187      Sumitomo Bank.......................      3,072
    119      Tokai Bank..........................      1,227
                                                    --------
                                                      19,371
                                                    --------
Banking & Financial Services (0.1%):
      29     Gunma Bank..........................        261
                                                    --------
Basic Industry (0.1%):
     42      Sekisui Chemical Co., Ltd...........        426
                                                    --------
Beverages & Tobacco (0.2%):
     17      Asahi Breweries Ltd.................        254
     49      Kirin Brewery Co., Ltd..............        510
     36      Takara Shuzo........................        260
                                                    --------
                                                       1,024
                                                    --------
Brewery (0.0%):
     18      Sapporo Breweries...................        150
                                                    --------
Building Products (0.1%):
     20      Chichibu Onoda Cement Co............         78
     16      Nihon Cement Co., Ltd...............         77
     12      Tostem Corp.........................        333
                                                    --------
                                                         488
                                                    --------
Chemicals (0.9%):
      72     Asahi Chemical Industry Co., Ltd....        431
       2     Asahi Denka Kogyo K.K...............         14
      97     Denki Kagaku Kogyo K.K..............        268
      32     Kaneka Corp.........................        201
      98     Mitsubishi Chemical Corp............        320
      51     Mitsui Toatsu Chemicals.............        140
      14     Nippon Shokubai K.K. Co.............        111
      14     NOF Corp............................         60
       6     Rasa Industries Ltd.................         37
      12     Shin-Etsu Chemical Co...............        329
      59     Showa Denko K.K. (b)................        155
     100     Sumitomo Chemical Co................        454
      32     Takeda Chemical Industries..........        902
      80     Toray Industries, Inc...............        571
      72     Tosoh Corp. (b).....................        244
      74     Ube Industries Ltd..................        215
                                                    --------
                                                       4,452
                                                    --------
Construction (0.4%):
       9     Aoki Corp. (b)......................         11
      11     Daiko, Inc..........................         43
      21     Daiwa House Industry Co., Ltd.......        257
      22     Haseko (b)..........................         35
      56     Kumagai Gumi Co., Ltd...............         93
      12     Misawa Homes........................         73
      18     Okumura Corp........................         95

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Construction, continued:
     20      Penta-Ocean Construction Co.,
               Ltd...............................   $     65
     61      Sekisui House Ltd...................        619
     59      Shimizu Corp........................        354
     43      Taisei Corp.........................        200
                                                    --------
                                                       1,845
                                                    --------
Consumer Goods & Services (0.2%):
      35     Nippon Sheet Glass Co., Ltd.........        129
      50     Toto Ltd............................        610
                                                    --------
                                                         739
                                                    --------
Data Processing & Reproduction (0.3%):
    117      Fujitsu Ltd.........................      1,626
                                                    --------
Distribution (0.1%):
     77      Itochu Corp.........................        415
                                                    --------
Diversified (0.1%):
      9      Amano Corp..........................        102
     18      Yamaha Corp.........................        331
                                                    --------
                                                         433
                                                    --------
Electrical & Electronic (0.6%):
       9     Kyocera Corp........................        716
     116     Mitsubishi Electric Corp............        650
      16     Nikon Corp..........................        270
      17     Omron Corp..........................        361
       7     Rohm Co.............................        721
                                                    --------
                                                       2,718
                                                    --------
Electrical Equipment (0.1%):
       7     SMC Corp............................        601
                                                    --------
Electronic Components/Instruments (0.9%):
      13     Fanuc Co., Ltd......................        500
       3     Hirose Electric.....................        213
     195     Hitachi Ltd.........................      2,181
      93     NEC Corp............................      1,300
      23     Yokogawa Electric Corp..............        200
                                                    --------
                                                       4,394
                                                    --------
Energy (0.5%):
      51     Cosmo Oil Co., Ltd..................        244
     211     Japan Energy Corp...................        553
     264     Nippon Oil Co.......................      1,447
                                                    --------
                                                       2,244
                                                    --------
Engineering (0.3%):
       9     Daito Trust Construction Co.,
               Ltd...............................        106
      36     Fujita Corp.........................         63
      33     Hazama Corp.........................         68
      36     Kajima Corp.........................        211
      56     Kawasaki Heavy Industries...........        261
      13     Kinden Corp.........................        183

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Engineering, continued:
     19      Nishimatsu Construction.............   $    133
     53      Obayashi Corp.......................        355
      1      Sato Kogyo..........................          2
                                                    --------
                                                       1,382
                                                    --------
Entertainment (0.1%):
       6     Toei................................         41
      16     Tokyo Dome Corp.....................        215
                                                    --------
                                                         256
                                                    --------
Financial Services (0.8%):
      11     Acom Co., Ltd.......................        531
      55     Daiwa Securities Co., Ltd...........        435
      57     Mitsubishi Trust & Banking Co.......        902
      12     Nippon Shinpan Co...................         43
      94     Nomura Securities Co................      1,297
       6     Orix Corp...........................        445
      54     Yamaichi Securities Co., Ltd........        161
      43     Yasuda Trust & Banking..............        165
                                                    --------
                                                       3,979
                                                    --------
Food & Household Products (0.2%):
      27     Ajinomoto Co., Inc..................        290
      39     Kao Corp............................        543
      10     Nissin Food Products................        260
                                                    --------
                                                       1,093
                                                    --------
Food Products & Services (0.1%):
      34     Daiei, Inc..........................        218
      10     Kikkoman Corp.......................         66
      28     Nichirei Corp.......................        140
       8     Nippon Suisan Kaisha Ltd. (b).......         27
      12     Nisshin Oil Mills Ltd...............         68
                                                    --------
                                                         519
                                                    --------
Forest Products (0.3%):
      22     Hokuetsu Paper Mills Ltd............        134
      38     Mitsubishi Paper Mills..............        149
     115     New Oji Paper Co....................        714
      70     Nippon Paper Industries Co..........        406
                                                    --------
                                                       1,403
                                                    --------
Health & Personal Care (0.6%):
       9     Chugai Pharmaceutical Co., Ltd......         81
      20     Kyowa Hakko Kogyo Co., Ltd..........        150
      21     Lion Corp...........................         96
      27     Sankyo Co., Ltd.....................        908
      57     Yamanouchi Pharmaceutical Co.,
               Ltd...............................      1,535
                                                    --------
                                                       2,770
                                                    --------
Hotels & Lodging (0.0%):
      11     Fujita Kanko, Inc...................        138
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Industrial Goods & Services (0.8%):
      57     Bridgestone Corp....................   $  1,326
      50     Denso Corp..........................      1,197
      33     Mitsui Engineering & Shipbuilding
               Co., Ltd. (b).....................         72
      36     NGK Insulators Ltd..................        396
      34     Sumitomo Electric Industries........        570
                                                    --------
                                                       3,561
                                                    --------
Insurance (0.4%):
      39     Mitsui Marine & Fire
               Insurance Co., Ltd................        282
      14     Nichido Fire & Marine
               Insurance Co., Ltd................        100
      12     Nippon Fire & Marine Insurance......         65
      22     Sumitomo Marine & Fire Insurance....        181
      85     Tokio Marine & Fire Insurance Co....      1,114
                                                    --------
                                                       1,742
                                                    --------
Jewelry (0.1%):
      40     Citizen Watch Co., Ltd..............        309
                                                    --------
Leasing (0.1%):
      45     Yamato Transport Co., Ltd...........        562
                                                    --------
Machinery & Equipment (1.1%):
      20     Chiyoda Corp. (b)...................         96
       9     Daifuku Co., Ltd....................        119
      18     Daikin Industries Ltd...............        164
      14     Ebara Corp..........................        210
      49     Komatsu Ltd.........................        398
      40     Koyo Seiko Co., Ltd.................        320
      94     Kubota Corp.........................        461
      32     Minebea Co., Ltd....................        341
     229     Mitsubishi Heavy Industries, Ltd....      1,760
       5     Mori Seiki..........................         80
      58     Niigata Engineering Co., Ltd. (b)...        106
      25     NSK Ltd.............................        161
      37     NTN Corp............................        207
      12     Okuma Corp..........................        106
      10     Tokyo Electron Ltd..................        465
                                                    --------
                                                       4,994
                                                    --------
Manufacturing-Capital Goods (0.4%):
      38     Fujikura Ltd........................        355
      16     Kokuyo Co., Ltd.....................        433
      21     Makita Corp.........................        308
      15     Murata Manufacturing Co., Ltd.......        599
      12     Nippon Piston Ring Co., Ltd.........         37
       5     Nippon Sharyo Ltd...................         32
      22     Noritake Co., Ltd...................        198

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Manufacturing-Capital Goods, continued:
      7      Tokai Carbon Co., Ltd...............   $     31
     11      Topy Industries Ltd.................         40
                                                    --------
                                                       2,033
                                                    --------
Manufacturing-Consumer Goods (0.7%):
      69     Canon, Inc..........................      1,882
      33     Fuji Photo Film Co., Ltd............      1,329
       5     Sega Enterprises....................        166
                                                    --------
                                                       3,377
                                                    --------
Materials (0.0%):
      15     Sumitomo Osaka Cement Co., Ltd......         47
                                                    --------
Merchandising (0.5%):
      28     ITO-Yokado Co., Ltd.................      1,628
      14     JUSCO Co............................        473
      10     Marui Co., Ltd......................        186
       1     Seven-Eleven Japan Ltd..............         68
                                                    --------
                                                       2,355
                                                    --------
Metals & Mining (0.2%):
      17     Dowa Mining Co., Ltd................         66
      21     Furukawa Electric Co................        134
      46     Hitachi Zosen Corp..................        183
      66     Japan Steel Works (b)...............        129
      67     Mitsubishi Materials Corp...........        269
      30     Mitsui Mining & Smelting............        133
       3     Seika Corp..........................         11
      22     Sumitomo Metal Mining Co............        156
                                                    --------
                                                       1,081
                                                    --------
Miscellaneous Materials & Commodities (0.1%):
      66     Asahi Glass Co., Ltd................        658
                                                    --------
Office Equipment & Services (0.3%):
      57     Dai Nippon Printing Co., Ltd........      1,290
                                                    --------
Oil & Gas Exploration, Production & Services (0.1%):
       9     Arabian Oil Co......................        303
      66     Teikoku Oil Co......................        296
                                                    --------
                                                         599
                                                    --------
Oil & Gas Transmission (0.0%):
      10     Iwatani International Corp..........         40
      33     Mitsubishi Oil Co., Ltd.............        147
                                                    --------
                                                         187
                                                    --------
Packaging (0.0%):
      10     Toyo Seikan Kaisha..................        220
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Pharmaceuticals (0.2%):
      12     Meiji Seika.........................   $     66
      13     Shionogi & Co.......................        101
      29     Taisho Pharmacuetical Co............        783
                                                    --------
                                                         950
                                                    --------
Real Estate (0.5%):
     98      Mitsubishi Estate Co................      1,421
     75      Mitsui Fudosan......................      1,036
                                                    --------
                                                       2,457
                                                    --------
Restaurants (0.0%):
      8      Skylark Co., Ltd....................        122
                                                    --------
Retail Stores/Catalog (0.3%):
      10     Hankyu Department Stores............        106
      12     Isetan Co...........................        149
      52     Mycal Corp..........................        750
      26     Takashimaya Co......................        354
                                                    --------
                                                       1,359
                                                    --------
Retail-General Merchandise (0.0%):
       8     Mitsukoshi Ltd......................         57
                                                    --------
Services (0.3%):
      12     Secom...............................        881
      35     Toppan Printing Co., Ltd............        551
                                                    --------
                                                       1,432
                                                    --------
Steel (0.6%):
      53     Daido Steel Co., Ltd................        171
       4     Japan Metals & Chemicals (b)........         10
     166     Kawasaki Steel Corp.................        541
       4     Nippon Denko Co., Ltd...............         11
       9     Nippon Metal Industry...............         27
     360     Nippon Steel Co.....................      1,151
     199     NKK Corp............................        428
     201     Sumitomo Metal Industries...........        573
                                                    --------
                                                       2,912
                                                    --------
Storage (0.0%):
       3     Mitsubishi Logistics Corp...........         43
                                                    --------
Telecommunications (0.5%):
       0     Nippon Telegraph & Telephone
               Corp. (d).........................      2,499
                                                    --------
Textile Products (0.3%):
     244     Kanebo Ltd. (b).....................        449
      26     Kurabo Industries...................         70
      31     Kuraray Co., Ltd....................        309
      16     Mitsubishi Rayon Co., Ltd...........         66
      13     Nisshinbo Industries................        118
       4     Nitto Boseki Co., Ltd...............         14
      27     Teijin Ltd..........................        127

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Textile Products, continued:
     27      Toyobo Ltd..........................   $     71
     48      Unitika Ltd. (b)....................         96
                                                    --------
                                                       1,320
                                                    --------
Tire & Rubber (0.0%):
      14     Yokohama Rubber Co., Ltd............         60
                                                    --------
Transportation & Shipping (0.2%):
      27     Kamigumi Co., Ltd...................        152
      93     Kawasaki Kisen Kaisha Ltd. (b)......        188
      33     Mitsui OSK Lines, Ltd. (b)..........         68
      64     Nippon Yusen Kabushiki Kaisha.......        249
      12     Seino Transportation................        130
                                                    --------
                                                         787
                                                    --------
Transportation--Road & Railroad (0.7%):
      91     Hankyu Corp.........................        503
      30     Keihin Electric Express Railway.....        140
     232     Kinki Nippon Railway................      1,422
      49     Nippon Express Co., Ltd.............        392
      40     Odakyu Electric Railway.............        238
      36     Tobu Railway Co., Ltd...............        166
      49     Tokyu Corp..........................        304
                                                    --------
                                                       3,165
                                                    --------
Utilities--Electric & Gas (0.7%):
      38     Kansai Electric Power Co., Inc......        734
      82     Osaka Gas Co........................        236
      22     Tohoku Electric Power...............        396
      81     Tokyo Electric Power................      1,694
      92     Tokyo Gas Co., Ltd..................        256
                                                    --------
                                                       3,316
                                                    --------
Wholesale & International Trade (0.5%):
     123     Marubeni Corp.......................        559
      71     Mitsubishi Corp.....................        888
      59     Mitsui & Co.........................        567
      46     Sumitomo Corp.......................        438
                                                    --------
                                                       2,452
                                                    --------
Wire & Cable Products (0.0%):
       4     Showa Electric Wire & Cable.........         14
       8     Tokyo Rope MFG......................         28
                                                    --------
                                                          42
                                                    --------
             Total Japan.........................    114,709
                                                    --------
KOREA (0.6%):
Airlines (0.0%):
       0     Korean Air (b)(d)...................          4
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
KOREA, CONTINUED:
Automotive (0.0%):
       0     Hyundai Motor Co., Ltd. (d).........   $      3
       3     Kia Motors Corp. (b)................         46
                                                    --------
                                                          49
                                                    --------
Banking (0.0%):
       5     Cho Hung Bank Co., Ltd..............         33
       5     Commercial Bank of Korea............         28
       6     SeoulBank (b).......................         25
       0     Shinhan Bank (d)....................          0
                                                    --------
                                                          86
                                                    --------
Banking & Financial Services (0.0%):
       5     Korea Exchange Bank.................         31
       6     Korea First Bank....................         23
       2     Korea Long-Term Credit Bank.........         26
                                                    --------
                                                          80
                                                    --------
Chemicals (0.0%):
       2     Han Wha Corp........................         22
       3     Hanwha Chemical Corp................         25
       7     LG Chemical Ltd.....................         93
                                                    --------
                                                         140
                                                    --------
Distribution (0.0%):
       8     Daewoo Corp.........................         61
       5     Samsung Corp........................         66
                                                    --------
                                                         127
                                                    --------
Electrical & Electronic (0.1%):
       9     Daewoo Electronics Co. (b)..........         70
       8     LG Electronics......................        148
       1     Samsung Display Devices Co..........         42
                                                    --------
                                                         260
                                                    --------
Electronic Components/Instruments (0.0%):
       2     Samsung Electro-Mechanics Co........         60
       2     Samsung Electronics Co..............        167
                                                    --------
                                                         227
                                                    --------
Engineering (0.1%):
       6     Dong-Ah Construction Industrial
               Co................................        119
       8     Hyundai Engineering &
               Construction Co...................        194
                                                    --------
                                                         313
                                                    --------
Financial Services (0.0%):
       2     Daewoo Securities Co. (b)...........         34
       5     Hanil Bank..........................         29
       4     Hyundai Securities Co. (b)..........         61

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
KOREA, CONTINUED:
Financial Services, continued:
       2     LG Securities (b)...................   $     22
       2     Ssangyong Investment &
               Securities Co., Ltd. (b)..........         15
                                                    --------
                                                         161
                                                    --------
Machinery & Equipment (0.0%):
       9     Daewoo Heavy Industries.............         77
       2     Hyundai Precision Industry Co.......         31
       8     Samsung Heavy Industries (b)........         81
                                                    --------
                                                         189
                                                    --------
Oil & Gas Exploration, Production & Services (0.0%):
      2      Ssangyong Oil Refining Co., Ltd.....         43
      5      Yukong Ltd..........................        122
                                                    --------
                                                         165
                                                    --------
Retail-General Merchandise (0.0%):
      0      Shinsegae Department Store Co.
               (d)...............................         16
                                                    --------
Steel (0.2%):
      5      Dongkuk Steel Mill Co...............        122
     14      Hyundai Pipe Co., Ltd. (b)..........        117
      4      Inchon Iron & Steel Co..............         77
                                                    --------
                                                         316
                                                    --------
Telecommunication--Services & Equipment (0.0%):
      1      LG Information & Communication
               Ltd...............................        111
Utilities--Electric & Gas (0.2%):
     18      Korea Electric Power Corp...........        525
                                                    --------
             Total Korea.........................      2,769
                                                    --------
LUXEMBOURG (0.1%):
Aluminum (0.1%):
      9      Hindalco Industries Ltd. GDR........        332
                                                    --------
MALAYSIA (0.4%):
Agriculture (0.0%):
     118     Highlands & Lowlands Berhad.........        180
                                                    --------
Building Products (0.0%):
      80     Pan-Malaysia Cement Works Berhad....         95
                                                    --------
Engineering (0.0%):
      19     United Engineers (Malaysia) Ltd.....        134
                                                    --------
Financial Services (0.2%):
      99     Idris Hydraulic (Malaysia) Berhad
               (b)...............................        110
      94     Rashid Hussain Berhad...............        596
      13     Rashid Hussain Rights...............          0
                                                    --------
                                                         706
                                                    --------
Food Products & Services (0.1%):
      54     Nestle (Malaysia) Berhad............        404
                                                    --------
Forest Products (0.0%):
      21     Land & General Berhad...............         24
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
MALAYSIA, CONTINUED
Telecommunications (0.0%):
      41     Technology Resources Industries
               Berhad (b)........................   $     70
                                                    --------
Utilities--Electric & Gas (0.1%):
     51      Tenaga Nasional Berhad..............        250
                                                    --------
             Total Luxembourg....................      1,863
                                                    --------
MEXICO (0.7%):
Banking (0.0%):
     105     Grupo Financiero Banamex Accival SA
               de CV (b).........................         51
                                                    --------
Beverages & Tobacco (0.0%):
      13     Grupo Continental SA................         34
      27     Grupo Embotelladoras de Mexico SA de
               CV................................         55
                                                    --------
                                                          89
                                                    --------
Brewery (0.0%):
      13     Fomento Economico Mexicano SA de CV,
               Class B...........................         77
                                                    --------
Building Products (0.1%):
       8     Apasco SA de CV.....................         57
      32     Cemex SA de CV, Series A............        138
      20     Cemex SA de CV, Series B............         98
      15     Cemex SA de CV, Series CPO..........         65
      11     Tolmex SA de CV, Series B2 (b)......         59
                                                    --------
                                                         417
                                                    --------
Diversified (0.2%):
      22     ALFA SA de CV, Class A..............        152
      37     Carso Global Telecom, Series A-1....        142
       4     Desc SA de CV, Series A.............         28
       4     Desc SA de CV, Series B.............         29
       3     Desc SA de CV, Series C.............         23
      37     Grupo Carso SA de CV, Series A-1....        253
                                                    --------
                                                         627
                                                    --------
Engineering (0.0%):
       8     Empresas ICA Sociedad Controladora
               SA de CV..........................        134
      16     Grupo Tribasa SA de CV (b)..........         41
                                                    --------
                                                         175
                                                    --------
Financial Services (0.0%):
      25     Grupo Financiero Banamex Accival SA
               de CV (b).........................         67
       0     Grupo Financiero Inbursa SA de CV,
               Class B (b)(d)....................          0
                                                    --------
                                                          67
                                                    --------

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
MEXICO, CONTINUED:
Food & Household Products (0.1%):
      85     Kimberly-Clark de Mexico SA de CV,
               Class A...........................   $    337
                                                    --------
Industrial Goods & Services (0.0%):
     10      Grupo Industrial Bimbo SA de CV,
               Series A..........................         72
                                                    --------
Merchandising (0.0%):
     38      Cifra SA de CV, Series B............         70
     51      Cifra SA de CV, Series C............         81
                                                    --------
                                                         151
                                                    --------
Metals & Mining (0.0%):
     18      Grupo Mexico SA, Series B...........         67
     13      Industrias Penoles SA, Series CP....         62
                                                    --------
                                                         129
                                                    --------
Retail General Merchandise (0.0%):
     39      Controladora Comercial Mexicana SA
               de CV.............................         36
                                                    --------
Retail Stores/Catalog (0.0%):
     52      Cifra SA de CV, Series A............         95
     40      El Puerto de Liverpool SA de CV,
               Series 1..........................         51
     10      Sears Roebuck de Mexico SA de CV
               (b)...............................         23
                                                    --------
                                                         169
                                                    --------
Steel (0.0%):
     26      Altos Hornos de Mexico SA (b).......         63
     10      Hylsamex SA.........................         51
                                                    --------
                                                         114
                                                    --------
Telecommunications (0.3%):
      8      Grupo Televisa SA, Series CPO (b)...        121
    269      Telefonos de Mexico SA, Series L....        643
                                                    --------
                                                         764
                                                    --------
Tobacco (0.0%):
     17      Empresas La Moderna SA de CV (b)....         88
                                                    --------
Transportation--Shipping (0.0%):
     30      Vitro SA (b)........................        109
                                                    --------
Wholesale Distribution (0.0%):
     15      Grupo Casa Autrey SA de CV..........         30
                                                    --------
             Total Mexico........................      3,502
                                                    --------
NETHERLANDS (2.8%):
Appliances & Household Products (0.2%):
      14     Philips Electronics NV..............        969
                                                    --------
Banking (0.3%):
      81     ABN Amro Holding NV.................      1,506
                                                    --------
Beverages & Tobacco (0.1%):
       2     Heineken NV.........................        398
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
NETHERLANDS, CONTINUED:
Broadcasting & Publishing (0.2%):
      43     Elsevier NV.........................   $    715
                                                    --------
Chemicals (0.2%):
      6      Akzo Nobel..........................        755
      1      DSM NV..............................         90
                                                    --------
                                                         845
                                                    --------
Energy (0.8%):
     82      Nlg Royal Dutch Petroleum...........      4,261
                                                    --------
Financial Services (0.5%):
     52      ING Groep NV........................      2,386
                                                    --------
Food Products & Services (0.3%):
      6      Unilever NV CVA (b).................      1,286
                                                    --------
Services (0.2%):
     20      Koninklijke Royal PTT Nederland
               NV................................        804
                                                    --------
             Total Netherlands...................     13,170
                                                    --------
NEW ZEALAND (0.3%):
Beverages & Tobacco (0.1%):
     125     Lion Nathan Ltd.....................        317
                                                    --------
Telecommunications (0.2%):
     205     Telecom Corp. of New Zealand Ltd....      1,044
                                                    --------
             Total New Zealand...................      1,361
                                                    --------
NORWAY (0.9%):
Engineering (0.1%):
       7     Kvaerner ASA........................        413
                                                    --------
Entertainment (0.0%):
      43     NCL Holdings ASA (b)................        135
                                                    --------
Forest Products (0.1%):
       7     Norske Skogsindustrier ASA..........        245
                                                    --------
Insurance (0.1%):
      54     Storebrand ASA (b)..................        322
                                                    --------
Medical Equipment & Supplies (0.0%):
      17     Hafslund ASA, Class A...............         90
                                                    --------
Metals & Mining (0.0%):
      11     Elkem ASA...........................        208
Oil & Gas Exploration, Production & Services (0.5%):
       7     Aker ASA, Class A...................        124
      12     Aker ASA, Class B...................        227
      33     Norsk Hydro ASA.....................      1,804
       5     Petroleum Geo-Services ASA (b)......        257
                                                    --------
                                                       2,412
                                                    --------
Pharmaceuticals (0.0%):
      13     Nycomed ASA, Class B................        183
                                                    --------

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
NORWAY, CONTINUED:
Transportation--Shipping (0.1%):
      17     Leif Hoegh & Co. ASA................   $    374
                                                    --------
             Total Norway........................      4,382
                                                    --------
PHILIPPINES (0.5%):
Agriculture (0.0%):
     311     Vitarich Corp. (b)..................         31
                                                    --------
                        Banking & Financial Services (0.2%):
      54     Far East Bank & Trust Co............        135
      10     Metropolitan Bank & Trust Co........        215
      11     Philippine Commercial International
               Bank..............................        104
      21     Philippine National Bank (b)........        144
                                                    --------
                                                         598
                                                    --------
Beverages & Tobacco (0.0%):
      60     San Miguel Corp., Class B...........        158
                                                    --------
Building Products (0.0%):
     374     Southeast Asia Cement Holdings, Inc.
               (b)...............................         18
                                                    --------
Diversified (0.0%):
     306     Ayala Corp., Class B................        220
                                                    --------
Homebuilders (0.0%):
      95     C&P Homes, Inc......................         35
                                                    --------
Oil & Gas Exploration, Production & Services (0.1%):
     999     Petron Corp.........................        254
                                                    --------
Real Estate (0.1%):
     413     Ayala Land, Inc., Class B...........        379
      78     Filinvest Land, Inc. (b)............         20
     246     SM Prime Holdings, Inc..............         73
                                                    --------
                                                         472
                                                    --------
Telecommunications (0.1%):
      19     Philippine Long Distance
               Telephone Co......................          9
      15     Philipino Telephone Corp. (b).......        480
                                                    --------
                                                         489
                                                    --------
Utilities--Electric & Gas (0.0%):
      36     Manila Electric Co., Class B........        179
                                                    --------
             Total Philippines...................      2,454
                                                    --------
PORTUGAL (0.8%):
Banking (0.4%):
      25     Banco Comercial Portugues SA........        475
      17     Banco Espirito Santo e Commerical de
               Lisboa SA, Registered (b).........        378
      16     Banco Internacional do Funchal SA
               (b)...............................        117

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
PORTUGAL, CONTINUED:
 Banking, continued:
      1      Banco Totta & Acores SA.............   $     17
     17      BPI-SGPS SA, Registered.............        330
                                                    --------
                                                       1,317
                                                    --------
Beverages & Tobacco (0.0%):
      11     UNICER-Uniao Cervejeira SA..........        192
                                                    --------
Building Products (0.0%):
      1      Cimpor-Cimentos de Portugal,
               SGPS SA...........................         30
                                                    --------
Food & Household Products (0.1%):
      9      Estabelecimentos Jeronimo Martins &
               Filho SA..........................        643
                                                    --------
Forest Products (0.1%):
      8      Soporcel-Sociedade Portuguesa de
               Celulose SA (b)...................        241
                                                    --------
Industrial Holding Companies (0.1%):
     10      Sonae Investimentos SA..............        431
                                                    --------
Insurance (0.0%):
      6      Companhia de Seguros Tranquilidade,
               Registered........................        123
                                                    --------
Retail-General Merchandise (0.0%):
      5      Modelo Continente-Sociedade Gestora
               de Participacoes Sociais SA.......        220
                                                    --------
Telecommunications (0.1%):
     16      Portugal Telecom SA.................        658
                                                    --------
                                                       3,855
                                                    --------
Singapore (0.4%):
Lodging (0.1%):
     310     Hotel Properties Ltd................        527
                                                    --------
Machinery & Equipment (0.0%):
      19     Van Der Horst Ltd...................         35
                                                    --------
Real Estate (0.0%):
      78     United Industrial Corp., Ltd........         59
      27     United Overseas Land Ltd. (b).......         37
                                                    --------
                                                          96
                                                    --------
Telecommunications (0.1%):
     334     Singapore Telecommunications Ltd....        617
                                                    --------
Transportation & Shipping (0.2%):
     468     Chuan Hup Holdings Ltd..............        336
     347     Neptune Orient Lines Ltd............        311
                                                         647
                                                    --------
             Total Portugal......................      1,922
                                                    --------

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
SOUTH AFRICA (0.7%):
Banking & Financial Services (0.2%):
      7      Nedcor Ltd..........................   $    146
      3      Standard Bank Investment Corp.,
               Ltd...............................        128
                                                    --------
                                                         274
                                                    --------
Brewery (0.0%):
      7      South African Breweries Ltd.........        203
                                                    --------
Diversified (0.2%):
       5     Anglovaal Industries Ltd............         19
      11     Barlow Ltd..........................        115
      41     Gencor Ltd..........................        187
       0     Haggie Ltd..........................          1
      18     Malbak Ltd..........................         28
      14     Rembrandt Group Ltd.................        149
      13     Smith (C.G.) Ltd....................         74
                                                    --------
                                                         573
                                                    --------
Engineering (0.0%):
      31     Murray & Roberts Holdings Ltd.......         72
                                                    --------
Entertainment (0.0%):
      55     Sun International (South Africa)
               Ltd...............................         31
                                                    --------
Financial Services (0.0%):
      12     Amalgamated Banks of South Africa...         84
       7     First National Bank Holdings Ltd....         59
                                                    --------
                                                         143
                                                    --------
Food & Household Products (0.0%):
       3     Tiger Oats Ltd......................         60
                                                    --------
Food Products & Services (0.0%):
       2     Foodcorp Ltd........................         15
                                                    --------
Forest Products (0.0%):
      11     Nampak Ltd..........................         49
      13     Sappi Ltd...........................        113
                                                    --------
                                                         162
                                                    --------
Industrial Goods & Services (0.0%):
       1     Anglo American Industrial Corp.,
               Ltd...............................         48
                                                    --------
Insurance (0.0%):
       5     Liberty Life Association of Africa
               Ltd...............................        144
       4     Southern Life Association Ltd.......         44
                                                    --------
                                                         188
                                                    --------
Metals & Mining (0.3%):
       6     Anglo American Corp. of South Africa
               Ltd...............................        357
       1     Anglo American Gold Investment Co.,
               Ltd...............................         30
       9     DeBeers Centenary AG................        343
       5     Driefontein Consolidated Ltd........         35
       2     Gold Fields of South Africa Ltd.....         35
       8     Johnnies Industrial Corp., Ltd......        105

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
SOUTH AFRICA, CONTINUED:
Metals & Mining, continued:
      6      Kloof Gold Mining Company Ltd.......   $     33
      8      Randfontein Estates Gold Mining
               Co................................         17
      5      Rustenburg Platinum Holdings Ltd....         86
      4      Samancor Ltd........................         41
                                                    --------
                                                       1,082
                                                    --------
Oil & Gas Exploration, Production & Services (0.0%):
      14     Sasol Ltd...........................        185
                                                    --------
Pharmaceuticals (0.0%):
      3      South African Druggists Ltd.........         24
                                                    --------
Retail-General Merchandise (0.0%):
      2      Ellerine Holdings Ltd...............         18
      7      New Clicks Holdings Ltd.............          7
                                                    --------
                                                          25
                                                    --------
             Total South Africa..................      3,085
                                                    --------
SPAIN (4.1%):
Banking (1.3%):
      28     Banco Bilbao Vizcaya SA,
               Registered........................      2,261
      23     Banco Central Hispanoamericano SA...        828
      17     Corporacion Bancaria de Espana SA...        965
      64     Esp Banco Santander Sa..............      1,982
                                                    --------
                                                       6,036
                                                    --------
Beverages & Tobacco (0.1%):
      12     El Aguila SA (b)....................         58
       6     Tabacalera SA, Class A..............        323
                                                    --------
                                                         381
                                                    --------
Building Products (0.0%):
      15     Uralita SA..........................        168
                                                    --------
Chemicals (0.0%):
      54     Ercros SA (b).......................         55
                                                    --------
Construction (0.0%):
       7     Dragados Y Construcciones SA........        146
                                                    --------
Energy (0.4%):
      48     Repsol SA...........................      2,038
                                                    --------
Food & Household Products (0.1%):
      17     Ebro Agricolas, Compania de
               Alimentacion SA...................        330
                                                    --------
Forest Products (0.1%):
       7     Empresa Nacional de Celulosas SA....        129
      38     Sarrio SA...........................        149
                                                    --------
                                                         278
                                                    --------
Industrial Holding Companies (0.2%):
       6     Corporacion Financiara Alba.........        712
                                                    --------
Insurance (0.0%):
       4     Corporacion Mapfre..................        192
                                                    --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
SPAIN, CONTINUED:
Miscellaneous Materials & Commodities (0.0%):
      6      Viscofan Industria Navarra de
               Envolturas Celulosicas SA.........   $    150
                                                    --------
Real Estate (0.2%):
      9      Inmobiliaria Metropolitana Vasco
               Central SA........................        313
     16      Vallehermoso SA.....................        424
                                                    --------
                                                         737
                                                    --------
Steel (0.1%):
      3      Acerinox SA.........................        597
                                                    --------
Telecommunications (0.8%):
    130      Telefonica de Espana................      3,757
                                                    --------
Utilities--Electric & Gas (0.8%):
     20      Empresa Nacional de Electricidad
               SA................................        450
      3      Fomento de Construcciones y
               Contratas SA......................        358
      5      Gas Natural SDG SA..................      1,116
    114      Iberdrola SA........................      1,446
     48      Union Electric Fenosa SA............        440
                                                    --------
                                                       3,810
                                                    --------
             Total Spain.........................     19,387
                                                    --------
SWEDEN (1.8%):
Automotive (0.1%):
     15      Volvo AB, Series B..................        388
                                                    --------
Banking & Financial Services (0.1%):
     27      Skandiaviska Enskilda Banken, Class
               A.................................        296
     11      Svenska Handlesbanken, Class A......        357
                                                    --------
                                                         653
                                                    --------
Engineering (0.2%):
     32      ABB AB, A Shares....................        442
      8      ABB AB, B Shares....................        112
      4      Skanska AB, Series B................        188
                                                    --------
                                                         742
                                                    --------
Forest Products (0.1%):
     15      Stora Kopparbergs Bergslags
               Aktiebolag, Series A..............        244
      6      Stora Kopparbergs Bergslags
               Aktiebolag, Series B..............         94
     16      Svenska Cellulosa AB, Series B......        330
                                                    --------
                                                         668
                                                    --------
Insurance (0.0%):
      4      Skandia Forsakrings AB..............        155
                                                    --------
Machinery & Equipment (0.1%):
     13      Atlas Copco AB, Series A............        347
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
SWEDEN, CONTINUED:
Manufacturing-Consumer Goods (0.1%):
      6      Electrolux AB, Series B.............   $    399
                                                    --------
Metals & Mining (0.0%):
      4      SKF AB, Series B....................        110
      7      Trelleborg AB, Series B.............        117
                                                    --------
                                                         227
                                                    --------
 Metals (Non-ferrous) (0.0%):
      3      Granges AB..........................         37
                                                    --------
 Office Equipment & Services (0.0%):
      5      Esselte AB, Series B................        108
                                                    --------
Pharmaceuticals (0.5%):
     26      Astra AB, A Shares..................        489
     80      Astra AB, B Shares..................      1,416
                                                    --------
                                                       1,905
                                                    --------
Retail-General Merchandise (0.2%):
     32      Hennes & Mauritz AB, B Shares.......      1,146
                                                    --------
Telecommunications (0.4%):
     48      Telefonaktiebolaget LM Ericsson,
               Series B..........................      1,872
                                                    --------
Tobacco (0.0%):
     20      Swedish Match AB....................         68
                                                    --------
             Total Sweden........................      8,715
                                                    --------
SWITZERLAND (2.4%):
Banking (0.1%):
       1     Swiss Bank Corp. (b)................        356
                                                    --------
 Chemicals (0.1%):
       4     Ciba Specialty Chemicals AG.........        327
                                                    --------
 Consumer Goods (0.0%):
       1     Societe Suisse pour la
               Microelectronique et l'Horlogerie
               AG................................        156
                                                    --------
 Diversified (0.1%):
       0     ABB AG, Bearer Shares (d)...........        394
       0     Alusuisse-Lonza Holding AG,
               Registered (d)....................        156
                                                    --------
                                                         550
                                                    --------
 Financial Services (0.3%):
       5     CS Holding AG, Registered...........        580
       1     Union Bank of Switzerland...........        715
                                                    --------
                                                       1,295
                                                    --------
 Food Products & Services (0.2%):
       1     Nestle SA, Registered...............        753
                                                    --------
 Insurance (0.1%):
       0     Swiss Reinsurance Co., Registered
               (d)...............................        552
                                                    --------

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
SWITZERLAND, CONTINUED:
Pharmaceuticals (1.5%):
       4     Novartis AG, Bearer.................   $  5,658
       0     Roche Holding AG (d)................        550
       0     Roche Holding AG, Bearer (d)........      1,178
                                                    --------
                                                       7,386
                                                    --------
Transportation (0.0%):
      1      Sfr Danzas Holding Ag Reg...........         98
                                                    --------
             Total Switzerland...................     11,473
                                                    --------
THAILAND (0.3%):
Airlines (0.0%):
     136     Thai Airways International Public
               Co., Ltd., Foreign Registered
               Shares............................        200
                                                    --------
Banking (0.1%):
      42     Bangkok Bank Public Co., Ltd.,
               Foreign Registered Shares.........        287
     182     Krung Thai Bank Ltd.................        192
                                                    --------
                                                         479
                                                    --------
Computer Hardware (0.1%):
      51     Shinamatra Computer Public Co.
               Ltd...............................        272
                                                    --------
Metals & Mining (0.0%):
     655     Padaeng Industries Public Co., Ltd.
               (b)...............................        187
                                                    --------
Telecommunications (0.1%):
      30     Advanced Information Services PLC,
               Foreign Registered Shares.........        261
      77     TelecomAsia Corp. Public Co., Ltd.
               (b)...............................         93
                                                    --------
                                                         354
                                                    --------
             Total Thailand......................      1,492
                                                    --------
TURKEY (0.9%):
Appliances & Household Products (0.0%):
   1,518     Arcelik AS..........................        205
                                                    --------
Automotive (0.0%):
     150     Otosan Otomobil Sanayii AS..........         80
   1,702     Tofas Turk Otomobil Fabrikas AS.....         82
                                                    --------
                                                         162
                                                    --------
Banking & Financial Services (0.3%):
   6,824     Akbank TAS..........................        585
   5,952     Turkiye Garanti Bankasi AS..........        225
                                                    --------
                                                         810
                                                    --------
Beverages & Tobacco (0.0%):
     388     Ege Biracilik ve Malt Sanayi AS.....         90
     420     Ericiyas Biracilik ve Malt
               Sanayii...........................         50
                                                    --------
                                                         140
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
TURKEY, CONTINUED:
Building Products (0.0%):
     385     Akcansa Cimento AS..................   $     53
     266     Cimentas AS.........................         35
     333     Cimsa Cimento Sanayi ve Ticaret
               AS................................         45
     709     Turk Sise ve Cam Fabrikalari AS.....         45
                                                    --------
                                                         178
                                                    --------
Chemicals (0.0%):
    129      Petkim Petrokimya Holding AS........         44
                                                    --------
Diversified (0.2%):
  1,714      Dogan Sirketler Grubu Holding AS....         44
  1,604      Koc Holding AS......................        378
                                                    --------
                                                         422
                                                    --------
Electrical & Electronic (0.0%):
     94      Raks Electronik Ev Aletleri.........         19
                                                    --------
Financial Services (0.3%):
  1,464      Turkiye Is Bankasi AS, Class C......        572
  8,688      Yapi ve Kredi Bankasi AS............        199
                                                    --------
                                                         771
                                                    --------
Food Products & Services (0.0%):
    455      Tat Konserve Sanayii AS.............         34
                                                    --------
Forest Products (0.0%):
    569      Kartonsan Karton Sanayi ve Ticaret
               AS................................         41
                                                    --------
Industrial Goods & Services (0.0%):
    273      Kordsa Kord Bezi Sanayi ve Ticaret
               AS................................         23
    273      Trl Kordsa Kord Bezi Sanayi
               Rights............................          0
                                                    --------
                                                          23
                                                    --------
Investment Companies (0.0%):
    190      Koc Yatrim ve Sanayi Mamulleri
               Pazarlama SA......................         50
                                                    --------
Manufacturing-Capital Goods (0.0%):
    708      Turk Demir Dokum Fabrikalari AS.....         36
                                                    --------
Metals & Mining (0.0%):
    874      Eregli Demir ve Celik Fabrikalari
               TAS...............................        146
  2,209      Izmir Demir Celik Sanayi AS (b).....         26
                                                    --------
                                                         172
                                                    --------
Oil & Gas Exploration, Production & Services (0.1%):
    327      Aygaz AS............................         67
    548      Petrol Ofisi AS.....................        103
    272      Tupras Turkiye Petrol Rafinerileri
               AS (b)............................        154
                                                    --------
                                                         324
                                                    --------
Telecommunications (0.0%):
    293      Netas-Northern Elektrik
               Telekomunikasyon AS (b)...........         81
                                                    --------

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
TURKEY, CONTINUED:
Textile Products (0.0%):
     206     Aksa Akrilik Kimya Sanayii AS.......   $     17
                                                    --------
Tire & Rubber (0.0%):
    133      Brisa Bridgestone Sabanci Lastik
               SAN, ve Tic AS....................         45
    145      Goodyear Lastikleri TAS.............         53
                                                    --------
                                                          98
                                                    --------
Transportation (0.0%):
    422      Turk Hava Yollari AO (b)............        121
                                                    --------
Utilities--Electric & Gas (0.0%):
     89      Cukurova Elektrik AS................        159
                                                    --------
Wholesale Distribution (0.0%):
    193      Migros Turk TAS.....................        136
                                                    --------
             Total Turkey........................      4,043
                                                    --------
UNITED KINGDOM (8.0%):
Aerospace & Military Technology (0.2%):
      22     British Aerospace PLC...............        488
      43     Rolls-Royce PLC.....................        165
      35     Smiths Industries PLC...............        444
                                                    --------
                                                       1,097
                                                    --------
Airlines (0.2%):
      65     British Airways PLC.................        735
                                                    --------
Appliances & Household Products (0.1%):
      14     EMI Group PLC.......................        244
                                                    --------
Auto Parts (0.0%):
      56     LucasVarity PLC.....................        195
                                                    --------
Banking (1.3%):
     160     Abbey National PLC..................      2,189
      75     Barclays PLC........................      1,478
      21     HSBC Holdings PLC...................        646
      49     HSBC Holdings PLC (Hong Kong
               Dollars)..........................      1,446
      26     Royal Bank of Scotland Group PLC....        242
                                                    --------
                                                       6,001
                                                    --------
Beverages & Tobacco (0.2%):
      55     Guinness PLC........................        537
      50     Scottish & Newcastle PLC............        540
                                                    --------
                                                       1,077
                                                    --------
Broadcasting/Cable (0.1%):
      53     British Sky Broadcasting Group
               PLC...............................        385
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
UNITED KINGDOM, CONTINUED:
Building Products (0.1%):
      30     Marley PLC..........................   $     62
      10     Meyer International PLC.............         72
      50     Rugby Group PLC.....................        100
     159     Tarmac PLC..........................        330
                                                    --------
                                                         564
                                                    --------
Chemicals (0.1%):
     33      Imperial Chemical Industries PLC....        459
                                                    --------
Conglomerates (0.2%):
     92      B.A.T. Industries PLC...............        824
                                                    --------
Construction (0.1%):
     74      Taylor Woodrow PLC..................        216
     26      Wilson Connolly Holdings PLC........         69
                                                    --------
                                                         285
                                                    --------
Diversified (0.0%):
     54      Lonrho PLC..........................        114
                                                    --------
Electrical & Electronic (0.3%):
     50      Bowthorpe PLC.......................        273
     57      Electrocomponents PLC...............        428
    100      General Electric Co., PLC...........        598
                                                    --------
                                                       1,299
                                                    --------
Energy (0.5%):
    173      British Petroleum Co., PLC..........      2,152
     20      Energy Group PLC....................        214
                                                    --------
                                                       2,366
                                                    --------
Engineering (0.0%):
     25      Barratt Developments PLC............        101
     56      Costain Group PLC (b)...............         39
                                                    --------
                                                         140
                                                    --------
Financial Services (0.4%):
    169      Lloyds TSB Group PLC................      1,732
     37      St. James's Place Capital PLC.......         80
                                                    --------
                                                       1,812
                                                    --------
Food & Household Products (0.2%):
     42      Cadbury Schweppes PLC...............        377
     25      Unilever PLC........................        722
                                                    --------
                                                       1,099
                                                    --------
Food Products & Services (0.1%):
     66      J Sainsbury PLC.....................        401
                                                    --------
Health & Personal Care (0.6%):
     98      Glaxo Wellcome PLC..................      2,020
     27      Zeneca PLC..........................        876
                                                    --------
                                                       2,896
                                                    --------

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
UNITED KINGDOM, CONTINUED:
Industrial Holding Companies (0.3%):
     28      BICC Group PLC......................   $     83
    109      BTR PLC.............................        372
     94      Grand Metropolitan PLC..............        912
     36      Hanson PLC..........................        180
                                                    --------
                                                       1,547
                                                    --------
Insurance (0.3%):
     56      Commercial Union PLC................        592
     43      Prudential Corp. PLC................        419
     34      Royal & Sun Alliance Insurance Group
               PLC...............................        250
                                                    --------
                                                       1,261
                                                    --------
Leisure (0.2%):
     58      Granada Group PLC...................        760
     29      Rank Group PLC......................        181
                                                    --------
                                                         941
                                                    --------
Machinery & Equipment (0.1%):
     20      GKN PLC.............................        344
                                                    --------
Merchandising (0.1%):
     43      Safeway PLC.........................        248
                                                    --------
Metals & Mining (0.1%):
     72      English China Clays PLC.............        246
                                                    --------
Metals (Non-ferrous) (0.2%):
     43      RTZ Corp., PLC, Registered..........        740
                                                    --------
Metals (Steel) (0.0%):
     89      British Steel PLC...................        220
                                                    --------
Miscellaneous Materials & Commodities (0.0%):
     61      Harrison & Crossfield PLC...........        113
     51      Pilkington PLC......................        116
                                                    --------
                                                         229
                                                    --------
Oil & Gas Exploration, Production & Services (0.0%):
     36      LASMO PLC...........................        155
                                                    --------
Paper Products (0.0%):
     41      Rexam PLC...........................        173
                                                    --------
Pharmaceuticals (0.3%):
     72      SmithKline Beecham PLC..............      1,332
                                                    --------
Printing & Publishing (0.1%):
     52      Reuters Holdings PLC................        548
                                                    --------
Real Estate (0.2%):
     19      British Land Co., PLC...............        176
     49      Land Securities PLC.................        686
                                                    --------
                                                         862
                                                    --------
Retail Stores/Catalog (0.6%):
      46     Boots Co., PLC......................        533
      41     Great Universal Stores PLC..........        415

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
UNITED KINGDOM, CONTINUED:
Retail Stores/Catalog, continued:
     90      Marks & Spencer PLC.................   $    744
     23      Next PLC............................        256
    117      Tesco PLC...........................        720
     25      Thorn PLC...........................         71
                                                    --------
                                                       2,739
                                                    --------
Road & Railroad (0.0%):
      23     Peninsular & Oriental Steam
               Navigation Co.....................        229
                                                    --------
Telecommunications (0.6%):
    196      British Telecommunications PLC......      1,453
     84      Cable & Wireless PLC................        769
    127      Vodaphone Group PLC.................        616
                                                    --------
                                                       2,838
                                                    --------
Textile Products (0.0%):
     24      Courtaulds Textiles PLC.............        124
                                                    --------
Utilities--Electric & Gas (0.2%):
    108      British Gas PLC.....................        398
    110      Centrica PLC........................        134
     35      National Power PLC..................        308
                                                    --------
                                                         840
                                                    --------
             Total United Kingdom................     37,609
                                                    --------
UNITED STATES (1.9%):
Aluminum (0.0%):
      16     Indian Aluminum Company Ltd. GDR
               (b)...............................         55
                                                    --------
Automotive (0.1%):
      14     Mahindra & Mahindra Ltd. GDR (b)....        202
      16     Tata Engineering & Locomotive Co.,
               Ltd. GDR (b)......................        252
                                                    --------
                                                         454
                                                    --------
Beverages & Tobacco (0.1%):
       7     Compania Cervezas Unidas SA ADR.....        147
       7     Embotelladora Andina SA ADR.........        143
       3     Vina Concho y Toro SA ADR...........         93
                                                    --------
                                                         383
                                                    --------
Building Products (0.0%):
      19     Gujarat Ambuja Cements Ltd. GDR.....        182
                                                    --------
Chemicals (0.1%):
      10     Indian Petrochemicals Corp., Ltd.
               GDR...............................        116
      41     Indo Gulf Fertilizers and Chemicals
               Corp., Ltd. GDR (b)...............         43
       6     Quimica Y Minera Chile SA ADR.......        424
       7     United Phosphorus Ltd. GDR (b)......         48
                                                    --------
                                                         631
                                                    --------

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
UNITED STATES, CONTINUED:
Diversified (0.1%):
      13     Grasim Industries Ltd. GDR (b)......   $    176
      19     ITC Ltd. GDR (b)....................        305
       2     U.S. Industries, Inc. (b)...........         58
                                                    --------
                                                         539
                                                    --------
Forest Products (0.0%):
     12      Maderas Y Sinteticos Anonima SA
               ADR...............................        198
                                                    --------
Hotels & Lodging (0.1%):
      6      East India Hotels Ltd. GDR..........         90
      8      Indian Hotels Co., Ltd. GDR (b).....        185
                                                    --------
                                                         275
                                                    --------
Manufacturing-Capital Goods (0.1%):
      5      Ashok Leyland Ltd. GDR..............         32
     27      India Cements Ltd. GDR..............         80
     14      Larsen & Toubro Ltd. GDR (b)........        230
                                                    --------
                                                         342
                                                    --------
Metals & Mining (0.0%):
      8      Madeco SA ADR.......................        187
                                                    --------
Metals (Steel) (0.0%):
     20      Steel Authority of India Ltd. GDR
               (b)...............................        176
                                                    --------
Packaging (0.0%):
      9      Cristalerias de Chile ADR...........        203
                                                    --------
Pharmaceuticals (0.1%):
      5      Laboratorio Chile ADR...............        134
      9      Ranbaxy Laboratories Ltd. GDR.......        211
                                                    --------
                                                         345
                                                    --------
Textile Products (0.2%):
      22     Arvind Mills Ltd. GDR...............        111
       7     Bombay Dye & Manufacturing Co. GDR
               (b)...............................         22
       1     Century Textile & Industries Ltd.
               GDR (b)...........................         66
      14     Indian Rayon & Industries Ltd. GDR
               (b)...............................        173
       8     Raymond Ltd. GDR....................         33
      29     Reliance Industries Ltd. GDR (b)....        676
                                                    --------
                                                       1,081
                                                    --------
Transportation (0.1%):
       7     Bajaj Auto Ltd. GDR.................        241
                                                    --------
Transportation--Shipping (0.0%):
      21     Great Eastern Shipping Co. GDR
               (b)...............................        132
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
COMMON STOCKS, CONTINUED:
UNITED STATES, CONTINUED:
Utilities--Electric & Gas (0.9%):
      12     Chilectra SA ADR....................   $    335
      12     Chilgener SA ADR....................        333
      30     Empresa Nacional Electricidad ADR...      2,490
      12     Enersis SA ADR......................        421
                                                    --------
                                                       3,579
                                                    --------
             Total United States.................      9,003
                                                    --------
                              Total Common Stocks    458,017
                                                    --------
PREFERRED STOCKS (1.7%):
AUSTRALIA (0.2%):
     223     News Corp. Ltd......................        873
                                                    --------
BRAZIL (0.6%):
Banking (0.0%):
  14,403     Banco Bradesco SA...................        144
     131     Banco Itau SA.......................         75
                                                    --------
                                                         219
                                                    --------
Beverages & Tobacco (0.0%):
      91     Companhia Cervejaria Brahma.........         70
                                                    --------
Electric Utility (0.0%):
   1,504     Cia Energetica de Sao Paolo (b).....        101
   2,673     Companhia Energetica de Minas
               Gerais............................        134
                                                    --------
                                                         235
                                                    --------
Forest Products (0.0%):
      90     Sadia-Concordia SA..................         96
                                                    --------
Oil & Gas Exploration, Production & Services (0.2%):
   1,919     Petroleo Brasileiro SA..............        526
                                                    --------
Steel (0.0%):
       7     Companhia Vale do Rio Doce..........        149
                                                    --------
Telecommunications (0.4%):
   7,869     Telecomunicacoes Brasileiras SA.....      1,195
     351     Telecomunicacoes de Sao Paolo SA....        114
                                                    --------
                                                       1,309
                                                    --------
             Total Brazil........................      2,604
                                                    --------
GERMANY (0.7%):
Automotive (0.2%):
       3     Volkswagen AG.......................      1,488
                                                    --------
Business Services (0.3%):
       6     SAP AG..............................      1,269
                                                    --------
Textile Products (0.0%):
       0     Escada AG...........................         48
                                                    --------
Utilities--Electric & Gas (0.2%):
      28     RWE AG..............................        981
                                                    --------
             Total Germany.......................      3,786
                                                    --------

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
PREFERRED STOCKS, CONTINUED:
GREECE (0.1%):
Telecommunications (0.1%):
      6      Intracom SA.........................   $    255
                                                    --------
ITALY (0.1%):
Automotive (0.1%):
     168     Fiat SpA............................        311
                                                    --------
Total Preferred Stocks                                 7,829
                                                    --------
RIGHTS (0.0%):
KOREA (0.0%):
       2     Samsung Electronics Co. (d).........          0
                                                    --------
SWEDEN (0.0%):
       4     Skanska AB, Series B (d)............          0
                                                    --------
       Total Rights..............................          0
                                                    --------
U.S. TREASURY OBLIGATIONS (0.0%):
U.S. Treasury Bills (0.0%):
      20     7/10/97 (c).........................         20
      25     8/21/97 (c).........................         25
      40     8/28/97 (c).........................         40
      90     9/25/97 (c).........................         88
                                                    --------
                  Total U.S. Treasury Obligations        173
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
WARRANTS (0.0%):
France (0.0%):
      17     Compagnie Generale des Eaux.........   $     10
                                                    --------
   Total Warrants                                         10
                                                    --------
REPURCHASE AGREEMENTS (2.0%):
United States (2.0%):
   9,399     State Street Bank, 5.00%, 7/1/97
               (Collateralized by $9,410 U.S.
               Treasury Notes, 6.25%, 3/31/99,
               market value--$9,593).............      9,399
                                                    --------
   Total Repurchase Agreements                         9,399
                                                    --------
Total (Cost--$384,664) (a)                          $475,428
                                                    ========

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

------------

Percentages indicated are based on net assets of $472,544.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $2,915. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                  Unrealized appreciation..................................................   $112,520
                  Unrealized depreciation..................................................    (24,671)
                                                                                              --------
                  Net unrealized appreciation..............................................   $ 87,849
                                                                                              ========

(b) Non-income producing securities.
(c) Serves as collateral for future contracts.

                                                      CURRENT
                                          OPENING     MARKET
NUMBER OF                                POSITIONS     VALUE
CONTRACTS           CONTRACT TYPE          (000)       (000)
----------    -------------------------  ---------    -------
    19        Long Eurotop 100 Index
              Future, 9/19/97             $ 3,921     $4,018
    34        Long Nikkei 225 Index
              Future, 9/11/97               3,944      3,502
                                          $ 7,865     $7,520
                                         ========     =======

(d) Amounts less than 1,000.

ADR  American Depository Receipt
GDR  Global Depository Receipt

                                                                                                                     UNREALIZED
                                                         DELIVERY    CONTRACT     CONTRACT    CONTRACT    MARKET    APPRECIATION/
                  CURRENCY                                 DATE        PRICE       AMOUNT      VALUE      VALUE     (DEPRECIATION)
                  --------                               --------    ---------    --------    --------    ------    -------------
                  Long Contracts:
                  European Currency Unit..............    9/19/97    $  0.8798    $  2,910     $3,308     $3,290        $ (18)
                  Japanese Yen........................    9/11/97     111.0300     433,800      3,907      3,825          (82)
                                                                                                           ------       ------
                  Total Long Contracts................                                         $7,215     $7,115        $(100)
                                                                                              =======     ======        ======

See notes to financial statements.

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 1997

                                                             (Amounts in Thousands, except per share amounts)
                                            ASSET ALLOCATION    INCOME EQUITY    EQUITY INDEX    VALUE GROWTH    LARGE COMPANY
                                                  FUND              FUND             FUND            FUND         VALUE FUND
                                            ----------------    -------------    ------------    ------------    -------------
ASSETS:
Investments, at value....................       $168,007          $ 796,415        $713,983        $481,169        $ 664,073
Repurchase agreements, at cost...........          2,640              9,787          31,896           7,683           46,324
                                                --------          ---------        --------        --------        ---------
Total (cost $153,456; $449,883; $518,526;
  $412,230; and $581,154;
  respectively)..........................        170,647            806,202         745,879         488,852          710,397
Cash.....................................             --                  1              --              --                1
Interest and dividends receivable........          1,190              1,796             888             606              830
Receivable for capital shares issued.....            320                460           1,112              31               39
Receivable from brokers for investments
  sold...................................          1,196              1,012           1,488             946               --
Prepaid expenses and other assets........              7                 15              14               1                9
                                                --------          ---------        --------        --------         --------
TOTAL ASSETS.............................        173,360            809,486         749,381         490,436          711,276
                                                --------          ---------        --------        --------         --------

LIABILITIES:
Dividends payable........................            427                696             368             248              355
Payable for capital shares redeemed......             25                 60              93              54                1
Payable to brokers for investments
  purchased..............................          2,482                511             485             974               --
Net payable for variation margin on
  futures contracts......................              3                 --             226              60               --
Accrued expenses and other payables:
    Investment advisory fees.............             77                486              60             299              431
    Administration fees..................             11                111              22              67               99
    12b-1 fees...........................             41                 79             152              18               10
    Other................................             44                 42             119              56              104
                                                --------          ---------        --------        --------         --------
TOTAL LIABILITIES........................          3,110              1,985           1,525           1,776            1,000
                                                --------          ---------        --------        --------         --------
NET ASSETS:
Capital..................................        139,176            395,370         502,010         380,040          565,003
Undistributed (distributions in excess
  of) net investment income..............              5                 (5)             --              12                1
Accumulated undistributed net realized
  gains from investment, options and
  futures transactions...................         13,861             55,817          18,873          31,654           16,029
Net unrealized appreciation
  (depreciation) from investments and
  futures................................         17,208            356,319         226,973          76,954          129,243
                                                --------          ---------        --------        --------         --------
NET ASSETS...............................       $170,250          $ 807,501        $747,856        $488,660        $ 710,276
                                                ========          =========        ========        ========        =========
NET ASSETS:
    Fiduciary............................       $ 94,971          $ 649,007        $480,819        $430,837        $ 686,156
    Class A..............................         31,379             78,976          98,338          47,306           14,832
    Class B..............................         43,900             79,518         168,699          10,517            9,288
                                                --------          ---------        --------        --------         --------
    Total................................       $170,250          $ 807,501        $747,856        $488,660        $ 710,276
                                                ========          =========        ========        ========        =========
OUTSTANDING UNITS OF BENEFICIAL INTEREST
  (SHARES):
    Fiduciary............................          7,314             29,591          22,055          37,439           46,382
    Class A..............................          2,414              3,606           4,510           4,113              999
    Class B..............................          3,366              3,622           7,737             917              621
                                                --------          ---------        --------        --------         --------
    Total................................         13,094             36,819          34,302          42,469           48,002
                                                ========          =========        ========        ========         ========
Net Asset Value:
    Fiduciary
      Offering and redemption price per
      share..............................       $  12.98          $   21.93        $  21.80        $  11.51        $   14.79
                                                ========          =========        ========        ========        =========
    Class A
      Redemption price per share.........       $  13.00          $   21.90        $  21.81        $  11.50        $   14.85
                                                ========          =========        ========        ========        =========
      Maximum sales charge...............           4.50%              4.50%           4.50%           4.50%            4.50%
                                                ========          =========        ========        =========       =========
      Maximum offering price per share
        (100%/(100%-maximum sales charge)
        of net asset value adjusted to
        nearest cent)....................       $  13.61          $   22.93        $  22.84        $  12.04        $   15.55
                                                ========          =========        ========        ========        =========
    Class B
      Offering price per share (a).......       $  13.04          $   21.95        $  21.80        $  11.47        $   14.95
                                                ========          =========        ========        ========        =========

------------
(a) Redemption price per Class B share varies based on length of time shares are held.

See notes to financial statements.

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 1997

                                                               (Amounts in Thousands, except per share amounts)
                                                                                   GROWTH                       INTERNATIONAL
                                                 DISCIPLINED   LARGE COMPANY    OPPORTUNITIES    GULF SOUTH      EQUITY INDEX
                                                 VALUE FUND     GROWTH FUND         FUND         GROWTH FUND         FUND
                                                 ----------    -------------    -------------    -----------    --------------
ASSETS:
Investments, at value.........................    $579,119      $ 1,374,135       $ 667,590       $  97,368        $466,029
Repurchase agreements, at cost................      29,318           28,027          39,449           2,589           9,399
                                                  --------      -----------        --------       ---------        --------
Total (cost $510,158; $953,962; $611,514;
  $75,832; and $384,664; respectively)........     608,437        1,402,162         707,039          99,957         475,428
Cash..........................................           1                1              --               1               1
Foreign currency, at value (cost $392)........          --               --              --              --             391
Interest and dividends receivable.............         708            1,704             389              56             961
Receivable for capital shares issued..........          28              668             117               5              93
Receivable from brokers for investments
  sold........................................       1,655           19,244           3,659           1,244              --
Tax reclaim receivable........................          --               --              --              --             732
Prepaid expenses and other assets.............          10               21              21               5               4
                                                  --------       ----------        --------        --------        --------
TOTAL ASSETS..................................     610,839        1,423,800         711,225         101,268         477,610
                                                  --------       ----------        --------        --------        --------
LIABILITIES:
Dividends payable.............................         517              297              --              --           4,472
Payable for capital shares redeemed...........          39               67              17              59               6
Payable to brokers for investments
  purchased...................................       2,993           21,081           5,891           1,665              --
Net payable for variation margin on futures
  contracts...................................          --               --              --              --              49
Payable for forward foreign currency
  contracts...................................          --               --              --              --             100
Accrued expenses and other payables:
    Investment advisory fees..................         370              841             427              59             209
    Administration fees.......................          85              192              98               6              65
    12b-1 fees................................          22              131              39               7              11
    Other.....................................         103              149              63              20             154
                                                  --------      -----------        --------       ---------        --------
TOTAL LIABILITIES.............................       4,129           22,758           6,535           1,816           5,066
                                                  --------      -----------        --------       ---------        --------
NET ASSETS:
Capital.......................................     464,962          843,217         584,715          70,806         380,858
Undistributed (distributions in excess of) net
  investment income...........................          17               45              --            (176)         (2,608)
Accumulated undistributed net realized gains
  from investment, options, futures and
  foreign currency transactions...............      43,452          109,580          24,450           4,697           3,571
Net unrealized appreciation (depreciation)
  from investments, futures and translation of
  assets and liabilities in foreign
  currencies..................................      98,279          448,200          95,525          24,125          90,723
                                                  --------      -----------        --------       ---------        --------
NET ASSETS....................................    $606,710      $ 1,401,042       $ 704,690       $  99,452        $472,544
                                                  ========      ===========       =========       =========        ========
NET ASSETS:
    Fiduciary.................................    $562,302      $ 1,142,864       $ 623,911       $  78,318        $449,949
    Class A...................................      23,909          125,910          43,370          17,299          12,562
    Class B...................................      20,499          132,268          37,409           3,835          10,033
                                                  --------      -----------        --------       ---------        --------
    Total.....................................    $606,710      $ 1,401,042       $ 704,690       $  99,452        $472,544
                                                  ========      ===========       =========       =========        ========
OUTSTANDING UNITS OF BENEFICIAL INTEREST
  (SHARES):
    Fiduciary.................................      35,922           58,802          32,061           7,159          26,634
    Class A...................................       1,525            6,322           2,239           1,581             743
    Class B...................................       1,310            6,744           1,988             354             610
                                                  --------      -----------        --------       ---------        --------
    Total.....................................      38,757           71,868          36,288           9,094          27,987
                                                  ========      ===========       =========       =========        ========
Net Asset Value:
    Fiduciary--
      offering and redemption price per
      share...................................    $  15.65      $     19.44       $   19.46       $   10.94        $  16.89
                                                  ========      ===========       =========       =========        ========
    Class A
      Redemption price per share..............    $  15.68      $     19.92       $   19.37       $   10.94        $  16.92
                                                  ========      ===========       =========       =========        ========
      Maximum sales charge....................        4.50%            4.50%           4.50%           4.50%           4.50%
                                                  ========      ===========       =========       =========        ========
      Maximum offering price per share
        (100%/(100%--maximum sales charge) of
        net asset value adjusted to nearest
        cent).................................    $  16.42      $     20.86       $   20.28       $   11.46        $  17.72
                                                  ========      ===========       =========       =========        ========
    Class B
      Offering price per share (a)............    $  15.64      $     19.61       $   18.82       $   10.84        $  16.44
                                                  ========      ===========       =========       =========        ========

------------
(a) Redemption price per Class B share varies based on length of time shares are held.

See notes to financial statements.

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                        FOR THE YEAR ENDED JUNE 30, 1997

                                                                     (Amounts in Thousands)
                                       ASSET ALLOCATION    INCOME EQUITY    EQUITY INDEX    VALUE GROWTH    LARGE COMPANY
                                             FUND              FUND             FUND            FUND         VALUE FUND
                                       ----------------    -------------    ------------    ------------    -------------
INVESTMENT INCOME:
Interest income.....................       $  4,334          $   2,052        $  1,218        $    943        $   1,683
Dividend income.....................          1,169             13,965          10,484           5,561           17,030
Income from securities lending......             35                105             103              77              183
                                           --------          ---------        --------        --------        ---------
TOTAL INCOME........................          5,538             16,122          11,805           6,581           18,896
                                           --------          ---------        --------        --------        ---------
EXPENSES:
Investment advisory fees............            827              4,104           1,642           2,379            4,726
Administration fees.................            211                917             905             531            1,056
12b-1 fees (Class A)................             81                198             203             138               42
12b-1 fees (Class B)................            283                484             902              70               60
Custodian and accounting fees.......             77                 60             221              83               94
Legal and audit fees................              5                 22              21              14               22
Trustees' fees and expenses.........              1                  7               5               4                9
Transfer agent fees.................             93                248             311             139               68
Registration and filing fees........             45                 95              92              27              108
Printing costs......................             19                 78              81              48               90
Other...............................              5                 15              19               6                6
                                           --------          ---------        --------        --------        ---------
Total expenses before waivers.......          1,647              6,228           4,402           3,439            6,281
Less waivers........................           (282)               (56)         (1,727)           (109)             (12)
                                           --------          ---------        --------        --------        ---------
NET EXPENSES........................          1,365              6,172           2,675           3,330            6,269
                                           --------          ---------        --------        --------        ---------
Net Investment Income...............          4,173              9,950           9,130           3,251           12,627
                                           --------          ---------        --------        --------        ---------
REALIZED/UNREALIZED GAINS FROM
  INVESTMENTS, OPTIONS AND FUTURES:
Net realized gains from investments,
  options and futures
  transactions......................         15,867             63,053          20,871          42,586           17,493
Net change in unrealized
  appreciation (depreciation) from
  investments, options
  and futures.......................          4,463             89,271         140,765          51,518          126,134
                                           --------          ---------        --------        --------        ---------
Net realized/unrealized gains from
  investments, options and
  futures...........................         20,330            152,324         161,636          94,104          143,627
                                           --------          ---------        --------        --------        ---------
Change in net assets resulting from
  operations........................       $ 24,503          $ 162,274        $170,766        $ 97,355        $ 156,254
                                           ========          =========        ========        ========        =========

See notes to financial statements.

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                        FOR THE YEAR ENDED JUNE 30, 1997

                                                                       (Amounts in Thousands)
                                                                              GROWTH                       INTERNATIONAL
                                            DISCIPLINED   LARGE COMPANY    OPPORTUNITIES    GULF SOUTH      EQUITY INDEX
                                            VALUE FUND     GROWTH FUND         FUND         GROWTH FUND         FUND
                                            ----------    -------------    -------------    -----------    --------------
INVESTMENT INCOME:
Interest income..........................    $    431       $   1,314        $   1,507        $   237         $    416
Dividend income..........................      13,343          16,518           11,811            546            8,560
Income from securities lending...........         153             191              668             69               --
Foreign tax withholding..................          --              --               --             --             (960)
                                             --------       ---------         --------        -------         --------
Total Income.............................      13,927          18,023           13,986            852            8,016
                                             --------       ---------         --------        -------         --------
EXPENSES:
Investment advisory fees.................       4,129           7,948            4,511            730            2,202
Administration fees......................         923           1,776            1,008            163              662
12b-1 fees (Class A).....................          77             332              113             61               38
12b-1 fees (Class B).....................         180             866              226             32               74
Custodian and accounting fees............          86              92              154             58              323
Legal and audit fees.....................          26              43               31              5               16
Organization costs.......................          --               1               --             --                3
Trustees' fees and expenses..............           8              13                8              2                3
Transfer agent fees......................         140             492              172            104               76
Registration and filing fees.............          46             118               72             28               62
Printing costs...........................          81             154               87             15               56
  Other..................................           4              26                7              2               27
                                             --------       ---------         --------        -------         --------
Total expenses before waivers............       5,700          11,861            6,389          1,200            3,542
Less waivers.............................         (22)            (95)             (32)          (117)             (11)
                                             --------       ---------         --------        -------         --------
NET EXPENSES.............................       5,678          11,766            6,357          1,083            3,531
                                             --------       ---------         --------        -------         --------
Net Investment Income (Loss).............       8,249           6,257            7,629           (231)           4,485
                                             --------       ---------         --------        -------         --------
REALIZED/UNREALIZED GAINS FROM
  INVESTMENTS, FUTURES AND FOREIGN
  CURRENCIES:
Net realized gains from investments,
  options, futures and foreign currency
  transactions...........................      59,778         130,961           35,797         10,486            5,054
Net change in unrealized appreciation
  (depreciation) from investments,
  options, futures and translation of
  assets and liabilities in foreign
  currencies.............................      36,525         186,164           87,369          1,985           51,395
                                             --------       ---------         --------        -------         --------
Net realized/unrealized gains from
  investments, futures and foreign
  currencies.............................      96,303         317,125          123,166         12,471           56,449
                                             --------       ---------         --------        -------         --------
Change in net assets resulting
  from operations........................    $104,552       $ 323,382        $ 130,795        $12,240         $ 60,934
                                             ========       =========        =========        =======         ========

See notes to financial statements.

76
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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 (Amounts in Thousands)
                                           ASSET ALLOCATION FUND           INCOME EQUITY FUND            EQUITY INDEX FUND
                                         --------------------------    --------------------------    --------------------------
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                            1997           1996           1997           1996           1997           1996
                                         -----------    -----------    -----------    -----------    -----------    -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income.............    $   4,173      $   2,090      $   9,950      $   6,029      $   9,130      $   6,199
    Net realized gains from
      investment, options and futures
      transactions....................       15,867          4,144         63,053          8,723         20,871         10,186
    Net change in unrealized
      appreciation (depreciation) from
      investments, options and
      futures.........................        4,463          1,631         89,271         35,127        140,765         47,556
                                          ---------      ---------      ---------      ---------      ---------      ---------
Change in net assets resulting from
  operations..........................       24,503          7,865        162,274         49,879        170,766         63,941
                                          ---------      ---------      ---------      ---------      ---------      ---------
DISTRIBUTIONS TO FIDUCIARY
  SHAREHOLDERS:
    From net investment income........       (2,678)        (1,520)        (8,549)        (5,321)        (7,178)        (5,782)
    In excess of net investment
      income..........................          (11)            --            (14)           (25)            --           (161)
    From net realized gains from
      investment transactions.........       (2,959)          (640)       (10,510)        (7,457)        (3,288)        (8,186)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income........         (764)          (343)          (948)          (528)          (899)          (269)
    In excess of net investment
      income..........................           (3)            --             (2)            (2)            --             (7)
    From net realized gains from
      investment transactions.........         (974)          (143)        (1,743)          (850)          (420)          (359)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income........         (731)          (216)          (453)          (180)          (780)          (149)
    In excess of net investment
      income..........................           (3)            --             (1)            (1)            --             (4)
    From net realized gains from
      investment transactions.........       (1,129)           (99)        (1,424)          (356)          (629)          (256)
                                          ---------      ---------      ---------      ---------      ---------      ---------
Change in net assets from shareholder
  distributions.......................       (9,252)        (2,961)       (23,644)       (14,720)       (13,194)       (15,173)
                                          ---------      ---------      ---------      ---------      ---------      ---------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued.......       74,038         50,091        113,454        267,682        372,043        199,001
    Proceeds from shares issued in
      connection with acquisition.....           --             --             --        136,786             --             --
    Proceeds from shares issued in
      connection with conversion......       37,254             --        283,942             --             --             --
    Dividends reinvested..............        6,840          2,534         11,938          6,734          6,593         11,149
    Cost of shares redeemed...........      (49,880)       (16,204)      (135,743)      (239,261)      (180,134)      (106,442)
                                          ---------      ---------      ---------      ---------      ---------      ---------
Change in net assets from share
  transactions........................       68,252         36,421        273,591        171,941        198,502        103,708
                                          ---------      ---------      ---------      ---------      ---------      ---------
Change in net assets..................       83,503         41,325        412,221        207,100        356,074        152,476
NET ASSETS:
    Beginning of period...............       86,747         45,422        395,280        188,180        391,782        239,306
                                          ---------      ---------      ---------      ---------      ---------      ---------
    End of period.....................    $ 170,250      $  86,747      $ 807,501      $ 395,280      $ 747,856      $ 391,782
                                          =========      =========      =========      =========      =========      =========
SHARE TRANSACTIONS:
    Issued............................        6,114          4,377          6,001         13,308         20,262         12,652
    Issued in connection with
      acquisition.....................           --             --             --          7,895             --             --
    Issued in connection with
      conversion......................        3,076             --         14,913             --             --             --
    Reinvested........................          573            221            656            414            360            721
    Redeemed..........................       (4,071)        (1,428)        (7,141)       (11,666)        (9,830)        (6,924)
                                          ---------      ---------      ---------      ---------      ---------      ---------
Change in shares......................        5,692          3,170         14,429          9,951         10,792          6,449
                                          =========      =========      =========      =========      =========      =========
Undistributed (distributions in excess
  of) net investment income included
  in net assets:
    End of period.....................    $       5      $      19      $      (5)     $      13      $      --      $    (405)
                                          =========      =========      =========      =========      =========      =========

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                           (Amounts in Thousands)
                                                              VALUE GROWTH FUND
                                                 --------------------------------------------     LARGE COMPANY VALUE FUND
                                                                SEVEN MONTHS                     --------------------------
                                                 YEAR ENDED         ENDED         YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                  JUNE 30,        JUNE 30,       NOVEMBER 30,     JUNE 30,       JUNE 30,
                                                    1997           1996(a)         1995(a)          1997           1996
                                                 -----------    -------------    ------------    -----------    -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income.....................    $   3,251       $   1,254        $  2,459       $  12,627      $  12,313
    Net realized gains from investment,
      options and futures transactions........       42,586          50,010          17,559          17,493         66,494
    Net change in unrealized appreciation
      (depreciation) from investments, options
      and futures.............................       51,518         (28,550)         30,874         126,134        (17,058)
                                                  ---------       ---------        --------        --------      ---------
Change in net assets resulting from
  operations..................................       97,355          22,714          50,892         156,254         61,749
                                                  ---------       ---------        --------        --------      ---------
DISTRIBUTIONS TO FIDUCIARY SHAREHOLDERS (B):
    From net investment income................       (2,906)           (569)             --         (12,228)       (12,140)
    In excess of net investment income........           --              (5)             --              --           (119)
    From net realized gains from investment
      transactions............................      (36,353)             --              --         (47,388)       (46,275)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income................         (316)           (680)         (2,449)           (209)          (142)
    In excess of net investment income........           --              (5)             --              --             (1)
    From net realized gains from investment
      transactions............................       (5,893)        (34,705)         (5,515)           (904)          (631)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income................          (16)             (5)             (6)            (69)           (32)
    In excess of net investment income........           --              --              (3)             --             --
    From net realized gains from investment
      transactions............................         (992)           (557)            (19)           (410)          (183)
                                                  ---------       ---------        --------        --------      ---------
Change in net assets from shareholder
  distributions...............................      (46,476)        (36,526)         (7,992)        (61,208)       (59,523)
                                                  ---------       ---------        --------        --------      ---------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued...............      236,686          68,807          24,259         165,729        285,428
    Proceeds from shares issued in connection
      with conversion.........................           --              --              --          63,222             --
    Dividends reinvested......................       39,472          27,533           1,480          26,644         32,290
    Cost of shares redeemed...................      (70,246)        (71,560)        (21,348)       (238,407)       (91,619)
                                                  ---------       ---------        --------        --------      ---------
Change in net assets from share
  transactions................................      205,912          24,780           4,391          17,188        226,099
                                                 -----------    -------------    ------------    -----------    -----------
Change in net assets..........................      256,791          10,968          47,291         112,234        228,325
NET ASSETS:
    Beginning of period.......................      231,869         220,901         173,610         598,042        369,717
                                                  ---------       ---------        --------        --------      ---------
    End of period.............................    $ 488,660       $ 231,869        $220,901       $ 710,276      $ 598,042
                                                  =========       =========        ========       =========      =========
SHARE TRANSACTIONS:
    Issued....................................       22,826           1,402           1,628          12,629         22,448
    Issued in restatement of net asset value
      (c).....................................           --           7,808              --              --             --
    Issued in connection with conversion......           --              --              --           4,655             --
    Reinvested................................        4,071           1,782             106           2,051          2,670
    Redeemed..................................       (6,738)         (1,668)         (1,398)        (17,923)        (7,260)
                                                  ---------       ---------        --------        --------      ---------
Change in shares..............................       20,159           9,324             336           1,412         17,858
                                                  =========       =========        ========       =========      =========
Undistributed (distributions in excess of) net
  investment income included in net assets:
    End of period.............................    $      12       $     (12)       $     (2)      $       1      $    (114)
                                                  =========       =========        ========       =========      =========

------------
(a) Upon reorganizing as a fund of The One Group, the Paragon Value Growth Fund became the Value Growth Fund. Changes in net assets for the periods prior to March 25, 1996 represent the Paragon Value Growth Fund.
(b) Fiduciary Shares of the Value Growth Fund commenced offering on March 26, 1996 upon conversion of certain Class A Shares to Fiduciary Shares.
(c) Pursuant to its reorganization as a fund of The One Group, the Value Growth Fund issued additional shares at the close of business March 25, 1996 as a result of restatement of the net asset values of Class A Shares from $15.26 to $10.00 and Class B Shares from $15.21 to $10.00.

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                (Amounts in Thousands)
                                          DISCIPLINED VALUE FUND      LARGE COMPANY GROWTH FUND     GROWTH OPPORTUNITIES FUND
                                        --------------------------    --------------------------    --------------------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                           1997           1996           1997           1996           1997           1996
                                        -----------    -----------    -----------    -----------    -----------    -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income............    $   8,249      $  10,841     $    6,257      $   8,466      $   7,629      $   5,803
    Net realized gains from
      investment, options and futures
      transactions...................       59,778         60,286        130,961         29,317         35,797        150,392
    Net change in unrealized
      appreciation (depreciation)
      from investments, options and
      futures........................       36,525         25,630        186,164         85,542         87,369        (49,094)
                                         ---------      ---------     ----------      ---------      ---------       --------
Change in net assets resulting from
  operations.........................      104,552         96,757        323,382        123,325        130,795        107,101
                                         ---------      ---------     ----------      ---------      ---------       --------
DISTRIBUTIONS TO FIDUCIARY
  SHAREHOLDERS:
    From net investment income.......       (7,822)       (10,409)        (5,746)        (7,921)        (7,053)        (5,538)
    In excess of net investment
      income.........................           --            (84)            --            (70)          (669)           (34)
    From net realized gains from
      investment transactions........      (53,221)       (27,544)       (37,414)        (7,625)       (83,581)       (78,544)
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
    From net investment income.......         (274)          (302)          (403)          (478)          (361)          (215)
    In excess of net investment
      income.........................           --             (2)            --             (4)           (34)            (1)
    From net realized gains from
      investment transactions........       (2,285)          (920)        (4,265)          (558)        (4,572)        (2,747)
DISTRIBUTIONS TO CLASS B
  SHAREHOLDERS:
    From net investment income.......          (89)          (131)           (23)           (67)          (215)           (51)
    In excess of net investment
      income.........................           --             (1)            --             (1)           (20)            --
    From net realized gains from
      investment transactions........       (1,855)          (708)        (3,785)          (253)        (3,102)          (896)
                                         ---------      ---------     ----------      ---------      ---------       --------
Change in net assets from shareholder
  distributions......................      (65,546)       (40,101)       (51,636)       (16,977)       (99,607)       (88,026)
                                         ---------      ---------     ----------      ---------      ---------       --------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued......      107,311        146,331        230,983        303,743        291,882        285,336
    Proceeds from shares issued in
      connection with acquisition....           --             --             --         36,982             --             --
    Proceeds from shares issued in
      connection with conversion.....       48,296             --        289,603             --             --             --
    Dividends reinvested.............       32,360         21,701         31,237          9,536         56,517         46,859
    Cost of shares redeemed..........     (179,880)      (138,383)      (299,888)      (145,189)      (248,384)      (205,266)
                                         ---------      ---------     ----------      ---------      ---------       --------
Change in net assets from share
  transactions.......................        8,087         29,649        251,935        205,072        100,015        126,929
                                         ---------      ---------     ----------      ---------      ---------       --------
Change in net assets.................       47,093         86,305        523,681        311,420        131,203        146,004
NET ASSETS:
    Beginning of period..............      559,617        473,312        877,361        565,941        573,487        427,483
                                         ---------      ---------     ----------      ---------      ---------       --------
    End of period....................    $ 606,710      $ 559,617     $1,401,042      $ 877,361      $ 704,690      $ 573,487
                                         =========      =========     ==========      =========      =========      =========
SHARE TRANSACTIONS:
    Issued...........................        7,390         10,399         14,003         21,224         16,132         15,225
    Issued in connection with
      acquisition....................           --             --             --          2,673             --             --
    Issued in connection with
      conversion.....................        3,333             --         17,279             --             --             --
    Reinvested.......................        2,299          1,573          1,936            684          3,283          2,828
    Redeemed.........................      (12,355)        (9,741)       (18,015)        (9,886)       (13,633)       (10,779)
                                         ---------      ---------     ----------      ---------      ---------       --------
Change in shares.....................          667          2,231         15,203         14,695          5,782          7,274
                                         =========      =========     ==========      =========      =========      =========
Undistributed (distributions in
  excess of) net investment income
  included in net assets:
    End of period....................    $      17      $     (45)    $       45      $     (85)     $       0      $     (47)
                                         =========      =========     ==========      =========      =========      =========

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                            (Amounts in Thousands)
                                                                                                  INTERNATIONAL EQUITY INDEX
                                                             GULF SOUTH GROWTH FUND                          FUND
                                                  --------------------------------------------    --------------------------
                                                  YEAR ENDED     SEVEN MONTHS      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                   JUNE 30,        JUNE 30,       NOVEMBER 30,     JUNE 30,       JUNE 30,
                                                     1997           1996(a)         1995(a)          1997           1996
                                                  -----------    -------------    ------------    -----------    -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss)...............    $    (231)      $    (162)       $   (329)      $   4,485      $   2,940
    Net realized gains from investment,
      options, futures and foreign currency
      transactions.............................       10,486          20,607           2,336           5,054          1,467
    Net change in unrealized appreciation
      (depreciation) from investments, options,
      futures and translation of assets and
      liabilities in foreign currencies........        1,985          (8,026)         17,774          51,395         26,748
                                                   ---------       ---------        --------        --------      ---------
Change in net assets resulting from
  operations...................................       12,240          12,419          19,781          60,934         31,155
                                                   ---------       ---------        --------        --------      ---------
DISTRIBUTIONS TO FIDUCIARY SHAREHOLDERS (B):
    From net investment income.................           --              --                          (4,346)        (2,825)
    In excess of net investment income.........           --              --                          (3,417)          (429)
    From net realized gains from investment
      transactions.............................       (8,358)           (237)                         (3,811)        (2,147)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income.................           --              --              --             (92)           (72)
    In excess of net investment income.........           --              --              --             (73)           (11)
    From net realized gains from investment
      transactions.............................       (1,835)        (17,443)         (1,410)           (111)           (55)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income.................           --              --              --             (47)           (43)
    In excess of net investment income.........           --              --              --             (37)            (7)
    From net realized gains from investment
      transactions.............................         (302)           (393)             (8)            (72)           (33)
                                                   ---------       ---------        --------        --------      ---------
Change in net assets from shareholder
  distributions................................      (10,495)        (18,073)         (1,418)        (12,006)        (5,622)
                                                   ---------       ---------        --------        --------      ---------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued................       14,236          29,495          13,775         191,629        163,944
    Dividends reinvested.......................        9,973          14,226             328           2,834          2,501
    Cost of shares redeemed....................      (30,774)        (31,076)        (12,956)       (135,282)       (54,557)
                                                   ---------       ---------        --------        --------      ---------
Change in net assets from share transactions...       (6,565)         12,645           1,147          59,181        111,888
                                                   ---------       ---------        --------        --------      ---------
Change in net assets...........................       (4,820)          6,991          19,510         108,109        137,421
NET ASSETS:
    Beginning of period........................      104,272          97,281          77,771         364,435        227,014
                                                   ---------       ---------        --------        --------      ---------
    End of period..............................    $  99,452       $ 104,272        $ 97,281       $ 472,544      $ 364,435
                                                   =========       =========        ========       =========      =========
SHARE TRANSACTIONS:
    Issued.....................................        1,433             620             842          12,777         11,286
    Issued in restatement of net asset value
      (c)......................................           --           3,633              --              --             --
    Reinvested.................................        1,042             902              22             189            175
    Redeemed...................................       (3,085)           (838)           (768)         (9,008)        (3,742)
                                                   ---------       ---------        --------        --------      ---------
Change in shares...............................         (610)          4,317              96           3,958          7,719
                                                   =========       =========        ========       =========      =========
Undistributed (distributions in excess of) net
  investment income included in net assets:
    End of period..............................    $    (176)      $      --        $     --       $  (2,608)     $   1,395
                                                   =========       =========        ========       =========      =========

------------
(a) Upon reorganizing as a fund of The One Group, the Paragon Gulf South Growth Fund became the Gulf South Growth Fund. Capital and share transactions for the periods prior to March 25, 1996 represent the Paragon Gulf South Growth Fund.
(b) Fiduciary Shares of the Gulf South Growth Fund commenced offering on March 26, 1996 upon conversion of certain Class A Shares to Fiduciary Shares.
(c) Pursuant to its reorganization as a fund of The One Group, the Gulf South Growth Fund issued additional shares at the close of business March 25, 1996 as a result of restatement of the net asset values of Class A Shares from $15.70 to $10.00 and Class B Shares from $15.48 to $10.00.

See notes to financial statements.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 1997

1. ORGANIZATION:

   The One Group (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Asset Allocation Fund, the Income Equity Fund, the Equity Index Fund, the Value Growth Fund, the Large Company Value Fund, the Disciplined Value Fund, the Large Company Growth Fund, the Growth Opportunities Fund, the Gulf South Growth Fund and the International Equity Index Fund (individually a "Fund", collectively the "Funds") only. Subsequent to June 30, 1997, the investment objective of the Gulf South Growth Fund was changed to permit investments in companies headquartered or doing business outside of the Southeastern region of the United States, and to focus the Fund's investments to a greater extent on investments in the equity securities of small capitalization and emerging growth companies. As a result, the name of the Fund was changed to the One Group Small Capitalization Fund. The Funds are each offered in Fiduciary Class, Class A and Class B Shares. Class A Shares are subject to initial sales charges, imposed at the time of purchase, in accordance with the Funds' prospectuses. Certain redemptions of Class B Shares are subject to contingent deferred sales charges in accordance with the Funds' prospectuses. Each Fund is a diversified mutual fund except the Gulf South Growth Fund which is non-diversified.

   The Trust entered into an Agreement and Plan of Reorganization (the "Agreement") with the Paragon Portfolio ("Paragon"), a Massachusetts business trust. Pursuant to the Agreement, all of the assets and liabilities of each Paragon Fund transferred to a Fund of The One Group in exchange for shares of the corresponding Fund of The One Group. Subsequent to the reorganization, the fiscal period end changed from November 30 to June 30 for the Value Growth Fund and the Gulf South Growth Fund. Therefore, the prior period statement of changes in net assets and financial highlights for those Funds present the results for the seven months ended June 30, 1996.

   The Funds' investment objectives are as follows:

      FUND                                 OBJECTIVE
      ----                                 ---------
      Asset Allocation Fund                To provide total return while preserving capital.

      Income Equity Fund                   Current income through regular payments of dividends with
                                            the secondary goal of achieving capital appreciation by
                                            investing primarily in equity securities.

      Equity Index Fund                    Investment results that correspond to the aggregate price
                                            and dividend performance of the securities in the
                                            Standard & Poor's 500 Composite Stock Price Index.

      Value Growth Fund                    Long-term capital growth and growth of income while, as a
                                            secondary objective, providing a moderate level of
                                            current income.

      Large Company Value Fund             Capital appreciation with the incidental goal of achieving current income by investing primarily in equity
                                            securities.

      Disciplined Value Fund               Capital appreciation with the secondary goal of achieving
                                            current income by investing primarily in equity
                                            securities.

      Large Company Growth Fund            Long-term capital appreciation and growth of income by
                                            investing primarily in equity securities.

      Growth Opportunities Fund            Growth of capital and, secondarily, current income, by
                                            investing primarily in equity securities.

Continued

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

      FUND                                 OBJECTIVE
      ----                                 ---------
      Gulf South Growth Fund               Long-term capital growth by investing in a portfolio of
                                            equity securities of small-capitalization, emerging
                                            growth and medium- capitalization companies which are
                                            either headquartered in or whose primary market is in the
                                            southeastern region of the United States.

      International Equity Index Fund      To provide investment results that correspond to the
                                            aggregate price and dividend performance of the
                                            securities in the Gross Domestic Product Weighted Morgan
                                            Stanley Capital International Europe, Australia and Far
                                            East Index.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

       SECURITY VALUATION

       Listed securities are valued at the last sales price on the principal exchange where such securities are traded. Unlisted securities or listed securities for which last sales prices are not available are valued at the mean of the latest bid and asked price in the principal market where such securities are traded. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including municipal securities, are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations. Investments for which there are no such quotations or valuations are carried at fair value as determined by the Banc One Investment Advisors Corporation (the "Advisor") under the direction of the Board of Trustees.

       FOREIGN CURRENCY TRANSLATION

       Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of realized gains or losses and unrealized appreciation or depreciation from investments due to fluctuations in foreign currency exchange rates is not separately disclosed. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

       FORWARD FOREIGN CURRENCY CONTRACTS

       Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are presented net on the Statement of Assets and Liabilities. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. Gains or

Continued

82
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

   losses from the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recorded as realized on the date of offset; otherwise gains or losses are recorded as realized on settlement date.

   REPURCHASE AGREEMENTS

   The Funds may invest in repurchase agreements with institutions that the investment advisor has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. Repurchase agreements are considered to be loans under the 1940 Act.

   WRITTEN OPTIONS

   The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

   FUTURES CONTRACTS

   The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the appreciation or depreciation is realized.

   INDEXED SECURITIES

   The Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the referenced instrument itself, but any loss is limited to the amount of the original investment.

   SECURITIES LENDING

   To generate additional income, the Funds may lend up to 33% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn dividends and interest on securities lent while simultaneously seeking to earn interest on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the

Continued

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

   Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of June 30, 1997, the following Funds had securities with the following market values on loan (amounts in thousands):

                                                                             MARKET VALUE
                                                                               OF LOANED
                                                                              SECURITIES
                                                                             -------------
            Asset Allocation Fund.........................................     $  27,021
            Income Equity Fund............................................        36,562
            Equity Index Fund.............................................        68,647
            Value Growth Fund.............................................        50,079
            Large Company Value Fund......................................        67,650
            Disciplined Value Fund........................................        87,543
            Large Company Growth Fund.....................................        86,715
            Growth Opportunities Fund.....................................       157,149
            Gulf South Growth Fund........................................        12,436

       The loaned securities were fully collateralized by U.S. Government securities as of June 30, 1997.

       SECURITY TRANSACTIONS AND RELATED INCOME

       Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income, including any discount or premium, is accrued as earned using the effective interest method.

       EXPENSES

       Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

       DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

       Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards, foreign currency transactions, and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

       FEDERAL INCOME TAXES

       The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

Continued

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

3. SHARES OF BENEFICIAL INTEREST:

   The Trust has an unlimited number of shares of beneficial interest, with no par value which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more. The Trust is registered to offer forty series and five classes of shares: Fiduciary, Class A, Class B, Class C and Service. Currently, the Trust consists of thirty three active funds and, not all funds can offer all classes of shares. As of June 30, 1997, there were no shareholders in the Class C or the Service Class of the Funds. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. The following is a summary of transactions in Fund shares for the periods ended June 30, 1997 and June 30, 1996:

Continued

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

                                                                       (Amounts in Thousands)
                                         ASSET ALLOCATION FUND           INCOME EQUITY FUND            EQUITY INDEX FUND
                                       --------------------------    --------------------------    --------------------------
                                       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                          1997           1996           1997           1996           1997           1996
                                       -----------    -----------    -----------    -----------    -----------    -----------
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued........   $  36,157      $  20,364     $  39,671      $  74,805      $ 193,036      $ 110,800
  Proceeds from shares issued in
    connection with acquisition......          --             --            --        128,593             --             --
  Proceeds from shares issued in
    connection with conversion.......      37,254             --       283,942             --             --             --
  Dividends reinvested...............       3,380          1,810         7,467          5,003          3,889         10,203
  Cost of shares redeemed............     (41,096)       (13,065)     (115,841)       (94,484)      (148,567)       (79,496)
                                       ----------      ---------     ---------      ---------      ---------      ---------
  Change in net assets from
    Fiduciary share transactions.....   $  35,695      $   9,109     $ 215,239      $ 113,917      $  48,358      $  41,507
                                       ==========      =========     =========      =========      =========      =========
CLASS A SHARES:
  Proceeds from shares issued........   $  14,748      $  14,197     $  33,483      $ 168,343      $  72,287      $  52,581
  Proceeds from shares issued in
    connection with acquisition......          --             --            --          6,780             --             --
  Dividends reinvested...............       1,663            453         2,597          1,244          1,279            565
  Cost of shares redeemed............      (5,587)        (2,268)      (15,299)      (143,907)       (25,085)       (26,205)
                                       ----------      ---------     ---------      ---------      ---------      ---------
  Change in net assets from
    Class A share transactions.......   $  10,824      $  12,382     $  20,781      $  32,460      $  48,481      $  26,941
                                       ==========      =========     =========      =========      =========      =========
CLASS B SHARES:
  Proceeds from shares issued........   $  23,133      $  15,530     $  40,300      $  24,534      $ 106,720      $  35,620
  Proceeds from shares issued in
    connection with acquisition......          --             --            --          1,413             --             --
  Dividends reinvested...............       1,797            271         1,874            487          1,425            381
  Cost of shares redeemed............      (3,197)          (871)       (4,603)          (870)        (6,482)          (741)
                                       ----------      ---------     ---------      ---------      ---------      ---------
  Change in net assets from
    Class B share transactions.......   $  21,733      $  14,930     $  37,571      $  25,564      $ 101,663      $  35,260
                                       ==========      =========     =========      =========      =========      =========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued.............................       3,003          1,787         2,121          2,462         10,607          7,069
  Issued in connection with
    acquisition......................          --             --            --          7,422             --             --
  Issued in connection with
    conversion.......................       3,076             --        14,913             --             --             --
  Reinvested.........................         284            159           412            316            215            660
  Redeemed...........................      (3,348)        (1,156)       (6,085)        (3,267)        (8,036)        (5,207)
                                       ----------      ---------     ---------      ---------      ---------      ---------
  Change in Fiduciary Shares.........       3,015            790        11,361          6,933          2,786          2,522
                                       ==========      =========     =========      =========      =========      =========
CLASS A SHARES:
  Issued.............................       1,212          1,241         1,768          9,480          3,962          3,351
  Issued in connection with
    acquisition......................          --             --            --            392             --             --
  Reinvested.........................         139             38           142             72             69             36
  Redeemed...........................        (460)          (198)         (814)        (8,347)        (1,452)        (1,670)
                                       ----------      ---------     ---------      ---------      ---------      ---------
  Change in Class A Shares...........         891          1,081         1,096          1,597          2,579          1,717
                                       ==========      =========     =========      =========      =========      =========
CLASS B SHARES:
  Issued.............................       1,899          1,349         2,112          1,366          5,693          2,232
  Issued in connection with
    acquisition......................          --             --            --             81             --             --
  Reinvested.........................         150             24           102             26             76             25
  Redeemed...........................        (263)           (74)         (242)           (52)          (342)           (47)
                                       ----------      ---------     ---------      ---------      ---------      ---------
  Change in Class B Shares...........       1,786          1,299         1,972          1,421          5,427          2,210
                                       ==========      =========     =========      =========      =========      =========

Continued

86
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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

                                                                            (Amounts in Thousands)
                                                             VALUE GROWTH FUND                   LARGE COMPANY VALUE FUND
                                                --------------------------------------------    --------------------------
                                                YEAR ENDED     SEVEN MONTHS      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                 JUNE 30,        JUNE 30,       NOVEMBER 30,     JUNE 30,       JUNE 30,
                                                   1997           1996(a)         1995(a)          1997           1996
                                                -----------    -------------    ------------    -----------    -----------
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued................    $ 222,240       $  51,451                       $ 150,998      $ 271,886
  Proceeds from shares issued in conversion
    from Class A Shares......................           --         186,991(b)                           --             --
  Proceeds from shares issued in connection
    with conversion..........................           --              --                          63,222             --
  Dividends reinvested.......................       32,485              12                          25,070         31,312
  Cost of shares redeemed....................      (59,895)        (54,571)                       (229,727)       (86,151)
                                                 ---------       ---------                      ----------      ---------
  Change in net assets from Fiduciary share
    transactions.............................    $ 194,830       $ 183,883                       $   9,563      $ 217,047
                                                 =========       =========                      ==========      =========
CLASS A SHARES:
  Proceeds from shares issued................    $   9,761       $  15,771        $ 21,981       $  10,438      $  10,239
  Dividends reinvested.......................        5,980          26,959           1,452           1,100            760
  Cost of shares redeemed....................       (9,421)        (16,784)        (21,210)         (8,010)        (5,175)
  Cost of shares redeemed in conversion to
    Fiduciary Shares.........................           --        (186,991)(b)          --              --             --
                                                 ---------       ---------        --------       ---------      ---------
  Change in net assets from Class A share
    transactions.............................    $   6,320       $(161,045)       $  2,223       $   3,528      $   5,824
                                                 =========       =========        ========       =========      =========
CLASS B SHARES:
  Proceeds from shares issued................    $   4,685       $   1,585        $  2,278       $   4,293      $   3,303
  Dividends reinvested.......................        1,007             562              28             474            218
  Cost of shares redeemed....................         (930)           (205)           (138)           (670)          (293)
                                                 ---------       ---------        --------       ---------      ---------
  Change in net assets from Class B share
    transactions.............................    $   4,762       $   1,942        $  2,168       $   4,097      $   3,228
                                                 =========       =========        ========       =========      =========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued.....................................       21,444             254                          11,519         21,371
  Issued in conversion from Class A Shares...           --          18,699(b)                           --             --
  Issued in connection with conversion.......           --              --                           4,655             --
  Reinvested.................................        3,352               1                           1,931          2,593
  Redeemed...................................       (5,755)           (556)                        (17,266)        (6,817)
                                                 ---------       ---------                       ---------      ---------
  Change in Fiduciary Shares.................       19,041          18,398                             839         17,147
                                                 =========       =========                       =========      =========
CLASS A SHARES:
  Issued.....................................          929           1,026           1,479             793            815
  Issued in restatement of net asset
    value(c).................................           --           7,672              --              --             --
  Reinvested.................................          615           1,745             104              84             61
  Redeemed...................................         (893)         (1,096)         (1,389)           (607)          (417)
  Redeemed in conversion to Fiduciary
    Shares...................................           --         (18,699)(b)          --              --             --
                                                 ---------       ---------        --------       ---------      ---------
  Change in Class A Shares...................          651          (9,352)            194             270            459
                                                 =========       =========        ========       =========      =========
CLASS B SHARES:
  Issued.....................................          453             122             149             317            262
  Issued in restatement of net asset
    value(c).................................           --             136              --              --             --
  Reinvested.................................          104              36               2              36             16
  Redeemed...................................          (90)            (16)             (9)            (50)           (26)
                                                 ---------       ---------        --------       ---------      ---------
  Change in Class B Shares...................          467             278             142             303            252
                                                 =========       =========        ========       =========      =========

------------

(a) Upon reorganizing as a fund of The One Group, the Paragon Value Growth Fund became the Value Growth Fund. Capital and share transactions for the periods prior to March 26, 1996 represent the Paragon Value Growth Fund.
(b) Fiduciary Shares of the Value Growth Fund commenced offering on March 26, 1996 upon conversion of certain Class A Shares to Fiduciary Shares.
(c) Pursuant to its reorganization as a fund of The One Group, the Value Growth Fund issued additional shares at the close of business March 25, 1996 as a result of restatement of the net asset values of Class A Shares from $15.26 to $10.00 and Class B Shares from $15.21 to $10.00.

Continued

                                                                            87
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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

                                                                    (Amounts in Thousands)
                                       DISCIPLINED VALUE FUND      LARGE COMPANY GROWTH FUND     GROWTH OPPORTUNITIES FUND
                                     --------------------------    --------------------------    --------------------------
                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                      JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                        1997           1996           1997           1996           1997           1996
                                     -----------    -----------    -----------    -----------    -----------    -----------
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued.....    $  95,887      $ 131,316      $ 134,662      $ 209,649      $ 216,371      $ 167,309
  Proceeds from shares issued in
    connection with acquisition...           --             --             --         33,161             --             --
  Proceeds from shares issued in
    connection with conversion....       48,296             --        289,603             --             --             --
  Dividends reinvested............       27,911         19,700         22,758          8,256         48,075         43,247
  Cost of shares redeemed.........     (168,332)      (130,536)      (274,724)      (132,702)      (199,916)      (109,584)
                                      ---------      ---------      ---------      ---------      ---------      ---------
  Change in net assets from
    Fiduciary share
      transactions................    $   3,762      $  20,480      $ 172,299      $ 118,364      $  64,530      $ 100,972
                                      =========      =========      =========      =========      =========      =========
CLASS A SHARES:
  Proceeds from shares issued.....    $   8,230      $  10,777      $  39,340      $  46,490      $  54,262      $ 108,378
  Proceeds from shares issued in
    connection with acquisition...           --             --             --          3,423             --             --
  Dividends reinvested............        2,515          1,180          4,698            904          5,065          2,718
  Cost of shares redeemed.........       (9,255)        (6,449)       (17,325)       (10,113)       (46,273)       (95,119)
                                      ---------      ---------      ---------      ---------      ---------      ---------
  Change in net assets from
    Class A share transactions....    $   1,490      $   5,508      $  26,713      $  40,704      $  13,054      $  15,977
                                      =========      =========      =========      =========      =========      =========
CLASS B SHARES:
  Proceeds from shares issued.....    $   3,194      $   4,238      $  56,981      $  47,604      $  21,249      $   9,649
  Proceeds from shares issued in
    connection with acquisition...           --             --             --            398             --             --
  Dividends reinvested............        1,934            821          3,781            376          3,377            894
  Cost of shares redeemed.........       (2,293)        (1,398)        (7,839)        (2,374)        (2,195)          (563)
                                      ---------      ---------      ---------      ---------      ---------      ---------
  Change in net assets from
    Class B share transactions....    $   2,835      $   3,661      $  52,923      $  46,004      $  22,431      $   9,980
                                      =========      =========      =========      =========      =========      =========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued..........................        6,612          9,341          8,322         14,892         11,966          8,947
  Issued in connection with
    acquisition...................           --             --             --          2,403             --             --
  Issued in connection with
    conversion....................        3,333             --         17,279             --             --             --
  Reinvested......................        1,984          1,427          1,418            594          2,790          2,608
  Redeemed........................      (11,571)        (9,186)       (16,537)        (9,049)       (11,005)        (5,714)
                                      ---------      ---------      ---------      ---------      ---------      ---------
  Change in Fiduciary Shares......          358          1,582         10,482          8,840          3,751          5,841
                                      =========      =========      =========      =========      =========      =========
CLASS A SHARES:
  Issued..........................          559            760          2,308          3,131          2,954          5,756
  Issued in connection with
    acquisition...................           --             --             --            242             --             --
  Reinvested......................          178             86            285             63            293            165
  Redeemed........................         (628)          (456)        (1,016)          (674)        (2,503)        (5,035)
                                      ---------      ---------      ---------      ---------      ---------      ---------
  Change in Class A Shares........          109            390          1,577          2,762            744            886
                                      =========      =========      =========      =========      =========      =========
CLASS B SHARES:
  Issued..........................          219            298          3,373          3,201          1,212            522
  Issued in connection with
    acquisition...................           --             --             --             28             --             --
  Reinvested......................          137             60            233             27            200             55
  Cost of shares redeemed.........         (156)           (99)          (462)          (163)          (125)           (30)
                                      ---------      ---------      ---------      ---------      ---------      ---------
  Change in Class B Shares........          200            259          3,144          3,093          1,287            547
                                      =========      =========      =========      =========      =========      =========

Continued

88
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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

                                                                          (Amounts in Thousands)
                                                                                               INTERNATIONAL EQUITY INDEX
                                                          GULF SOUTH GROWTH FUND                          FUND
                                               --------------------------------------------    --------------------------
                                               YEAR ENDED     SEVEN MONTHS      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                JUNE 30,        JUNE 30,       NOVEMBER 30,     JUNE 30,       JUNE 30,
                                                  1997           1996(a)         1995(a)          1997           1996
                                               -----------    -------------    ------------    -----------    -----------
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued...............    $   9,250       $  20,747                       $ 182,120      $ 154,310
  Proceeds from shares issued in conversion
    from Class A Shares.....................           --          80,504(b)                           --             --
  Dividends reinvested......................        7,857              12                           2,570          2,284
  Cost of shares redeemed...................      (23,477)        (23,690)                       (129,185)       (51,662)
                                                ---------       ---------                       ---------      ---------
  Change in net assets from Fiduciary share
    transactions............................    $  (6,370)      $  77,573                       $  55,505      $ 104,932
                                                =========       =========                       =========      =========
CLASS A SHARES:
  Proceeds from shares issued...............    $   3,550       $   8,112        $ 12,266       $   5,122      $   7,069
  Dividends reinvested......................        1,821          13,830             321             167            135
  Cost of shares redeemed...................       (6,707)         (7,224)        (12,837)         (4,769)        (2,083)
  Cost of shares redeemed in conversion to
    Fiduciary Shares........................           --         (80,504)(b)          --              --             --
                                                ---------       ---------        --------       ---------      ---------
  Change in net assets from
    Class A share transactions..............    $  (1,336)      $ (65,786)       $   (250)      $     520      $   5,121
                                                =========       =========        ========       =========      =========
CLASS B SHARES:
  Proceeds from shares issued...............    $   1,436       $     636        $  1,509       $   4,387      $   2,565
  Dividends reinvested......................          295             384               8              97             82
  Cost of shares redeemed...................         (590)           (162)           (119)         (1,328)          (812)
                                                ---------       ---------        --------       ---------      ---------
  Change in net assets from
    Class B share transactions..............    $   1,141       $     858        $  1,398       $   3,156      $   1,835
                                                =========       =========        ========       =========      =========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued....................................          933              66                          12,143         10,623
  Issued in conversion from Class A
    Shares..................................           --           8,050(b)                           --             --
  Reinvested................................          821               1                             171            160
  Redeemed..................................       (2,352)           (360)                         (8,601)        (3,542)
                                                ---------       ---------                       ---------      ---------
  Change in Fiduciary Shares................         (598)          7,757                           3,713          7,241
                                                =========       =========                       =========      =========
CLASS A SHARES:
  Issued....................................          354             509             750             337            484
  Issued in restatement of net asset value
    (c).....................................           --           3,555              --              --             --
  Reinvested................................          190             876              21              11             10
  Redeemed..................................         (673)           (466)           (761)           (317)          (143)
  Redeemed in conversion to Fiduciary
    Shares..................................           --          (8,050)(b)          --              --             --
                                                ---------       ---------        --------       ---------      ---------
  Change in Class A Shares..................         (129)         (3,576)             10              31            351
                                                =========       =========        ========       =========      =========
CLASS B SHARES:
  Issued....................................          146              45              92             297            179
  Issued in restatement of net asset
    value(c)................................           --              78              --              --             --
  Reinvested................................           31              25               1               7              5
  Redeemed..................................          (60)            (12)             (7)            (90)           (57)
                                                ---------       ---------        --------       ---------      ---------
  Change in Class B Shares..................          117             136              86             214            127
                                                =========       =========        ========       =========      =========

------------

(a) Upon reorganizing as a fund of The One Group, the Paragon Gulf South Growth Fund became the Gulf South Growth Fund. Capital and share transactions for the periods prior to March 26, 1996 represent the Paragon Gulf South Growth Fund.
(b) Fiduciary Shares of the Gulf South Growth Fund commenced offering on March 26, 1996 upon conversion of certain Class A Shares to Fiduciary Shares.
(c) Pursuant to its reorganization as a fund of The One Group, the Gulf South Growth Fund issued additional shares at the close of business March 26, 1996 as a result of restatement of the net asset values of Class A Shares from $15.70 to $10.00 and Class B Shares from $15.48 to $10.00.

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

4. INVESTMENT ADVISORY, ADMINISTRATIVE, AND DISTRIBUTION AGREEMENTS:

   The Trust and the Advisor are parties to an investment advisory agreement under which the Advisor is entitled to a fee, computed daily and paid monthly, at the annual rate of 0.74% of the average net assets of the Income Equity Fund, the Value Growth Fund, the Large Company Value Fund, the Disciplined Value Fund, the Large Company Growth Fund, the Growth Opportunities Fund, and the Gulf South Growth Fund; 0.65% of the average daily net assets of the Asset Allocation Fund; 0.55% of the average daily net assets of the International Equity Index Fund; and 0.30% of the average daily net assets of the Equity Index Fund.

   The Trust and The One Group Services Company (the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., are parties to an administrative agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% on the first $1.5 billion of Trust net assets (excluding the Investor Growth Fund, the Investor Growth & Income Fund, the Investor Conservative Fund, and the Investor Balanced Fund (the "Investor Funds") and the Treasury Only Money Market Fund and the Government Money Market Fund (the "Institutional Money Market Funds")); 0.18% on the next $0.5 billion of Trust net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of Trust net assets (excluding the the Investor Funds and the Institutional Money Market Funds) over $2 billion. The Advisor also serves as Sub-Administrator to each Fund of the Trust, pursuant to an agreement between the Administrator and the Advisor. Pursuant to this agreement, the Advisor performs many of the Administrator's duties, for which the Advisor receives a fee paid by the Administrator.

   The Trust and The One Group Services Company (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Class A and Class B Shares are subject to distribution and shareholder services plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Plans, the Trust will pay the Distributor a fee of 0.35% of the average daily net assets of Class A Shares of each of the Funds and 1.00% of the average daily net assets of the Class B Shares of each of the Funds. Currently, the Distributor has voluntarily agreed to limit payments under the Plans to 0.25% of average daily net assets of the Class A Shares of each Fund. Up to 0.25% of the fees payable under the Plans may be used as compensation for shareholder services by the Distributor and/or financial institutions and intermediaries. Fees paid under the Plans may be applied by the Distributor toward (i) compensation for its services in connection with distribution assistance or provision of shareholder services; or (ii) payments to financial institutions and intermediaries such as banks (including affiliates of the Adviser), brokers, dealers and other institutions, including the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. Fiduciary Class Shares of each Fund are offered without distribution fees. For the year ended June 30, 1997, the Distributor received $14,356,900 from commissions earned on sales of Class A Shares and redemptions of Class B Shares, of which, the Distributor re-allowed $14,210,374 to affiliated broker-dealers of the Funds.

   Certain officers of the Trust are affiliated with the Administrator. Such officers receive no compensation from the Funds for serving in their respective roles.

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

   The Advisor, the Administrator and the Distributor voluntarily agreed to waive a portion of their fees. For the year ended June 30, 1997, fees in the following amounts were waived (amounts in thousands):

                                                              INVESTMENT                           12b-1 FEES
                                                             ADVISORY FEES     ADMINISTRATION        WAIVED
                                                                WAIVED           FEES WAIVED        CLASS A
                                                             -------------     ---------------     ----------
   Asset Allocation Fund..................................      $   143             $ 116             $ 23
   Income Equity Fund.....................................           --                --               56
   Equity Index Fund......................................        1,094               575               58
   Value Growth Fund......................................           69                --               40
   Large Company Value Fund...............................           --                --               12
   Disciplined Value Fund.................................           --                --               22
   Large Company Growth Fund..............................           --                --               95
   Growth Opportunities Fund..............................           --                --               32
   Gulf South Growth Fund.................................           30                70               17
   International Equity Index Fund........................           --                --               11

5. SECURITIES TRANSACTIONS:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities and purchased options) during the year ended June 30, 1997 were as follows (amounts in thousands):

                                                        U.S. GOVERNMENT
                                                          SECURITIES                OTHER SECURITIES
                                                     ---------------------      -------------------------
                                                     PURCHASES      SALES       PURCHASES        SALES
                                                     ---------     -------      ----------     ----------
   Asset Allocation Fund..........................    $34,825      $12,126      $  129,077     $   86,545
   Income Equity Fund.............................                                 282,166        154,124
   Equity Index Fund..............................                                 208,337         30,475
   Value Growth Fund..............................                                 520,425        351,633
   Large Company Value Fund.......................                                 467,040        509,396
   Disciplined Value Fund.........................                                 510,514        579,311
   Large Company Growth Fund......................                                 691,114        603,321
   Growth Opportunities Fund......................                               1,780,054      1,764,169
   Gulf South Growth Fund.........................                                  87,315        104,922
   International Equity Index Fund................                                  88,988         37,767

6. FINANCIAL INSTRUMENTS:

   Investing in financial instruments such as written options, futures, indexed securities and sales of forward foreign currency contracts involves risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract, and changes in the value of currency relative to the U.S. dollar. The Funds enter into these contracts primarily as a means to hedge against adverse fluctuations in the value of securities.

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

   The following is a summary of written option activity for the year ended June 30, 1997 by the Large Company Value Fund and Growth Opportunities Fund (amounts in thousands):

                                                                               GROWTH OPPORTUNITIES
                                               LARGE COMPANY VALUE FUND                FUND
                                               ------------------------      ------------------------
                                                 SHARES                        SHARES
                                                 SUBJECT                       SUBJECT
                                               TO CONTRACT     PREMIUMS      TO CONTRACT     PREMIUMS
                                               -----------     --------      -----------     --------
      COVERED CALL OPTIONS
        Balance at beginning of period......        590        $ 1,290             --        $    --
        Options written.....................      1,093          3,168            360          7,986
        Options closed......................       (910)        (2,377)          (360)        (7,986)
        Options expired.....................       (289)          (324)            --             --
        Options exercised...................       (484)        (1,757)            --             --
                                               --------        -------       --------        -------
        Options outstanding at end of
           period...........................         --        $    --             --        $
                                               ========        =======       ========        =======
      PUT OPTIONS
        Balance at beginning of period......         90        $   116             --        $    --
        Options written.....................        125            249             --             --
        Options expired.....................        (85)          (149)            --             --
        Options exercised...................       (130)          (216)            --             --
                                               --------        -------       --------        -------
        Options outstanding at end of
           period...........................         --        $    --             --        $    --
                                               ========        =======       ========        =======

7. CONCENTRATION OF CREDIT RISK:

   The Gulf South Growth Fund has a relatively large concentration of securities invested in companies domiciled in the southeastern region of the United States. The Fund may be more susceptible to political, social and economic events adversely affecting the southeastern region of the United States than funds not so concentrated.

   The International Equity Index Fund has a relatively large concentration of securities invested in companies domiciled in Japan. The Fund may be more susceptible to the political, social and economic events adversely affecting the Japanese companies than funds not so concentrated.

8. FEDERAL TAX INFORMATION (UNAUDITED):

   The accompanying table below details distributions from long-term capital gains for the following funds for the fiscal year ended June 30, 1997 (amounts in thousands):

                                          FUND                                  AMOUNT
            -----------------------------------------------------------------   -------
            Asset Allocation Fund............................................   $ 3,509
            Income Equity Fund...............................................    13,420
            Equity Index Fund................................................     3,193
            Value Growth Fund................................................    34,274
            Large Company Value Fund.........................................     3,737
            Disciplined Value Fund...........................................    32,722
            Large Company Growth Fund........................................    45,464
            Growth Opportunities Fund........................................    11,171
            Gulf South Growth Fund...........................................     7,091
            International Equity Index Fund..................................     2,598

Continued

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

   Currency losses incurred after October 31 within the Fund's fiscal year may be deferred and treated as occurring on the first day of the following fiscal year. The following deferred losses will be treated as arising on the first day of the fiscal year ending June 30, 1998 (amount in thousands):

                                           FUND                                  AMOUNT
            ------------------------------------------------------------------   ------
            International Equity Index Fund...................................    $514

   ELIGIBLE DISTRIBUTIONS:

   The Trust designates the following percentage of distributions eligible for the dividends received deductions for corporations.

                                          FUND                                 PERCENTAGE
            ----------------------------------------------------------------   ----------
            Asset Allocation Fund...........................................      11.10%
            Income Equity Fund..............................................      98.92%
            Equity Index Fund...............................................      83.28%
            Value Growth Fund...............................................      20.88%
            Large Company Value Fund........................................      24.86%
            Disciplined Value Fund..........................................      70.64%
            Large Company Growth Fund.......................................     100.00%
            Growth Opportunities Fund.......................................       6.33%
            Gulf South Growth Fund..........................................       5.88%
            International Equity Index Fund.................................       0.00%

9. REORGANIZATIONS:

   The Trust entered an Agreement and Plan of Reorganization ("Reorganization") with Paragon pursuant to which all of the assets and liabilities of each Paragon Fund transferred to a Fund of The One Group in exchange for shares of the corresponding Fund of The One Group. The Paragon Value Equity Income Fund transferred its assets and liabilities to the Income Equity Fund. The Paragon Value Growth Fund and the Paragon Gulf South Growth Fund transferred its assets and liabilities to the Value Growth Fund and Gulf South Growth Fund, respectively. The Reorganization, which qualified as a tax-free exchange for Federal income tax purposes, was completed on March 25, 1996 following approval by shareholders of Paragon at a special shareholder meeting. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the Reorganization (amounts in thousands except net asset values):

                                                             BEFORE REORGANIZATION              AFTER
                                                        -------------------------------     REORGANIZATION
                                                        PARAGON VALUE                       -------------
                                                        EQUITY INCOME     INCOME EQUITY     INCOME EQUITY
                                                            FUND              FUND              FUND
                                                        -------------     -------------     -------------
            Shares...................................         8,993            13,779            21,674
            Net assets...............................     $ 136,786         $ 238,679         $ 375,465
            Net asset value:
              Fiduciary..............................                       $   17.33         $   17.33
              Class A................................     $   15.21         $   17.30         $   17.30
              Class B................................     $   15.20         $   17.33         $   17.33
            Unrealized appreciation..................     $  41,324         $  71,670         $ 112,994

Continued

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

                                                                                                AFTER
                                                             BEFORE REORGANIZATION          REORGANIZATION
                                                        -------------------------------     -------------
                                                        PARAGON VALUE     VALUE GROWTH      VALUE GROWTH
                                                         GROWTH FUND          FUND              FUND
                                                        -------------     -------------     -------------
            Shares...................................       14,849             --              22,657
            Net assets...............................     $226,567             --            $226,567
            Net asset value:
              Fiduciary..............................                                        $  10.00
              Class A................................     $  15.26                           $  10.00*
              Class B................................     $  15.21                           $  10.00*
            Unrealized appreciation..................     $ 48,859             --            $ 48,859

                                                             BEFORE REORGANIZATION              AFTER
                                                        -------------------------------     REORGANIZATION
                                                        PARAGON GULF                        -------------
                                                        SOUTH GROWTH       GULF SOUTH        GULF SOUTH
                                                            FUND           GROWTH FUND       GROWTH FUND
                                                        -------------     -------------     -------------
            Shares...................................        6,379             --              10,012
            Net assets...............................     $100,116             --            $100,116
            Net asset value:
              Fiduciary..............................                                        $  10.00
              Class A................................     $  15.70                           $  10.00**
              Class B................................     $  15.48                           $  10.00**
            Unrealized appreciation..................     $ 19,678             --            $ 19,678

    * Pursuant to its reorganization as a Fund of the One Group, the Fund issued additional shares at the close of business March 25, 1996 as a result of the restatement of the net asset values of Class A Shares from $15.26 to $10.00 and Class B Shares from $15.21 to $10.00.
   ** Pursuant to its reorganization as a Fund of the One Group, the Fund issued additional shares at the close of business March 25, 1996 as a result of the restatement of the net asset values of Class A Shares from $15.70 to $10.00 and Class B Shares from $15.48 to $10.00.

   On May 22, 1995, the Board of Trustees approved a Plan of Reorganization pursuant to which the Blue Chip Equity Fund would be merged with and into the Large Company Growth Fund. On September 1, 1995, the Blue Chip Equity Fund transferred all of its assets and liabilities to the Large Company Growth Fund in exchange for shares of the Large Company Growth Fund. The reorganization, which qualified as a tax-free exchange for Federal income tax purposes, was approved by the shareholders of the Blue Chip Equity Fund, at a shareholders' meeting on August 28, 1995. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization (amounts in thousands except net asset values):

                                                                                                AFTER
                                                             BEFORE REORGANIZATION          REORGANIZATION
                                                        -------------------------------     -------------
                                                          BLUE CHIP       LARGE COMPANY     LARGE COMPANY
                                                         EQUITY FUND       GROWTH FUND       GROWTH FUND
                                                        -------------     -------------     -------------
            Shares...................................        2,777             44,457            47,130
            Net assets...............................      $36,983          $ 614,499         $ 651,482
            Net asset value:
              Fiduciary..............................      $ 13.32          $   13.80         $   13.80
              Class A................................      $ 13.30          $   14.17         $   14.17
              Class B................................      $ 13.37          $   13.96         $   13.96
            Unrealized appreciation..................      $ 7,227          $  86,413         $  93,640

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

10. CONVERSION OF COMMON TRUST FUNDS:

    On January 20, 1997, the net assets of certain common trust funds managed by the Advisor were exchanged in a tax-free conversion for shares of the corresponding One Group Funds. The transaction was accounted for by a method followed for tax purposes in a tax-free business combination. The following is a summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation of assets acquired as of the conversion date (amounts in thousands except net asset value per share amounts):

                                                                           NET ASSET VALUE
                                                 SHARES     NET ASSETS        PER SHARE         UNREALIZED
                                                 ISSUED     CONVERTED          ISSUED          APPRECIATION
                                                 ------     ----------     ---------------     ------------
            Asset Allocation Fund.............    3,076      $ 37,254          $ 12.11           $  8,361
            Income Equity Fund................   14,913      $283,942          $ 19.04           $150,438
            Large Company Value Fund..........    4,655      $ 63,222          $ 13.58           $  7,315
            Disciplined Value Fund............    3,333      $ 48,296          $ 14.49           $  7,763
            Large Company Growth Fund.........   17,279      $289,603          $ 16.76           $102,448

Continued

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                               ASSET ALLOCATION FUND
                                                                ----------------------------------------------------
                                                                                  FIDUCIARY SHARES
                                                                ----------------------------------------------------
                                                                                YEAR ENDED JUNE 30,
                                                                ----------------------------------------------------
                                                                 1997       1996       1995       1994      1993(a)
                                                                -------    -------    -------    -------    --------
NET ASSET VALUE,
  BEGINNING OF PERIOD........................................   $ 11.71    $ 10.73    $  9.64    $ 10.06    $ 10.00
                                                                -------    -------    -------    -------    -------
Investment Activities
  Net investment income......................................      0.43       0.41       0.38       0.29       0.07
  Net realized and unrealized gains (losses) from
    investments..............................................      1.81       1.16       1.12      (0.38)      0.06
                                                                -------    -------    -------    -------    -------
    Total from Investment Activities.........................      2.24       1.57       1.50      (0.09)      0.13
                                                                -------    -------    -------    -------    -------
Distributions
  From net investment income.................................     (0.43)     (0.41)     (0.37)     (0.29)     (0.07)
  From net realized gains....................................     (0.54)     (0.18)     (0.04)     (0.04)        --
                                                                -------    -------    -------    -------    -------
    Total Distributions......................................     (0.97)     (0.59)     (0.41)     (0.33)     (0.07)
                                                                -------    -------    -------    -------    -------
NET ASSET VALUE,
  END OF PERIOD..............................................   $ 12.98    $ 11.71    $ 10.73    $  9.64    $ 10.06
                                                                =======    =======    =======    =======    =======
Total Return.................................................     20.16%     14.87%     16.06%     (1.01)%     5.45% (b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..........................   $94,971    $50,323    $37,658    $42,751    $30,441
  Ratio of expenses to average net assets....................      0.80%      0.94%      1.06%      1.06%      0.90% (b)
  Ratio of net investment income to average net assets.......      3.55%      3.58%      3.72%      2.91%      3.03% (b)
  Ratio of expenses to average net assets*...................      1.00%      1.19%      1.31%      1.33%      1.34% (b)
  Ratio of net investment income to average net assets*......      3.35%      3.33%      3.47%      2.64%      2.59% (b)
  Portfolio turnover(c)......................................     80.96%     73.38%    115.36%     56.55%      4.05%
  Average commission rate paid(d)............................   $0.0497    $0.0616

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Fiduciary Shares commenced offering on April 5, 1993.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(d) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                               ASSET ALLOCATION FUND
                                                              --------------------------------------------------------
                                                                                   CLASS A SHARES
                                                              --------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,
                                                              --------------------------------------------------------
                                                               1997        1996        1995        1994       1993(a)
                                                              -------     -------     -------     -------     --------
NET ASSET VALUE, BEGINNING OF PERIOD.......................   $ 11.72     $ 10.74     $  9.65     $ 10.06      $10.00
                                                              -------     -------     -------     -------     -------
Investment Activities
  Net investment income....................................      0.39        0.37        0.35        0.27        0.05
  Net realized and unrealized gains (losses) from
    investments............................................      1.83        1.16        1.13       (0.38)       0.07
                                                              -------     -------     -------     -------     -------
    Total from Investment Activities.......................      2.22        1.53        1.48       (0.11)       0.12
                                                              -------     -------     -------     -------     -------
Distributions
  From net investment income...............................     (0.40)      (0.37)      (0.34)      (0.26)      (0.06)
  In excess of net investment income.......................        --          --       (0.01)         --          --
  From net realized gains..................................     (0.54)      (0.18)      (0.04)      (0.04)         --
                                                              -------     -------     -------     -------     -------
    Total Distributions....................................     (0.94)      (0.55)      (0.39)      (0.30)      (0.06)
                                                              -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD.............................   $ 13.00     $ 11.72     $ 10.74     $  9.65      $10.06
                                                              =======     =======     =======     =======     =======
Total Return (Excludes Sales Charge).......................     19.85%      14.48%      15.76%      (1.19)%      5.23%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)........................   $31,379     $17,849     $ 4,745     $ 1,691      $  571
  Ratio of expenses to average net assets..................      1.05%       1.19%       1.31%       1.33%       1.15%(b)
  Ratio of net investment income to average net assets.....      3.30%       3.33%       3.57%       2.68%       2.84%(b)
  Ratio of expenses to average net assets*.................      1.34%       1.54%       1.66%       1.67%       1.62%(b)
  Ratio of net investment income to average net assets*....      3.01%       2.98%       3.22%       2.34%        237%(b)
  Portfolio turnover(c)....................................     80.96%      73.38%     115.36%      56.55%       4.05%
  Average commission rate paid(d)..........................   $0.0497     $0.0616

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The Fund commenced operations on April 2, 1993.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(d) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                   ASSET ALLOCATION FUND
                                                                        -------------------------------------------
                                                                                      CLASS B SHARES
                                                                        -------------------------------------------
                                                                                    YEAR ENDED JUNE 30,
                                                                        -------------------------------------------
                                                                         1997        1996        1995       1994(a)
                                                                        -------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................   $ 11.76     $ 10.76     $  9.67     $ 10.37
                                                                        -------     -------     -------     -------
Investment Activities
  Net investment income..............................................      0.30        0.28        0.27        0.08
  Net realized and unrealized gains (losses) from investments........      1.83        1.18        1.14       (0.70)
                                                                        -------     -------     -------     -------
    Total from Investment Activities.................................      2.13        1.46        1.41       (0.62)
Distributions
  From net investment income.........................................     (0.31)      (0.28)      (0.27)      (0.08)
  In excess of net investment income.................................        --          --       (0.01)         --
  From net realized gains............................................     (0.54)      (0.18)      (0.04)         --
                                                                        -------     -------     -------     -------
    Total Distributions..............................................     (0.85)      (0.46)      (0.32)      (0.08)
                                                                        -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD.......................................   $ 13.04     $ 11.76     $ 10.76     $  9.67
                                                                        =======     =======     =======     =======
Total Return (Excludes Sales Charge).................................     18.90%      13.79%      14.90%      (5.98)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..................................   $43,900     $18,575     $ 3,019     $ 1,862
  Ratio of expenses to average net assets............................      1.81%       1.94%       2.07%       2.40%(c)
  Ratio of net investment income to average net assets...............      2.54%       2.58%       2.77%       1.99%(c)
  Ratio of expenses to average net assets*...........................      2.01%       2.19%       2.31%       2.40%(c)
  Ratio of net investment income to average net assets*..............      2.34%       2.33%       2.52%       1.99%(c)
  Portfolio turnover(d)..............................................     80.96%      73.38%     115.36%      56.55%
  Average commission rate paid(e)....................................   $0.0497     $0.0616

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The Fund commenced operations on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                             INCOME EQUITY FUND
                                                          --------------------------------------------------------
                                                                              FIDUCIARY SHARES
                                                          --------------------------------------------------------
                                                                            YEAR ENDED JUNE 30,
                                                          --------------------------------------------------------
                                                            1997        1996        1995        1994        1993
                                                          --------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD...................   $  17.65    $  15.13    $  13.22    $  13.21    $  12.24
                                                          --------    --------    --------    --------    --------
Investment Activities
  Net investment income................................       0.36        0.40        0.40        0.39        0.43
  Net realized and unrealized gains from investments...       4.89        3.22        2.28        0.01        0.97
                                                          --------    --------    --------    --------    --------
    Total from Investment Activities...................       5.25        3.62        2.68        0.40        1.40
                                                          --------    --------    --------    --------    --------
Distributions
  From net investment income...........................      (0.36)      (0.40)      (0.40)      (0.39)      (0.43)
  From net realized gains..............................      (0.61)      (0.70)      (0.37)         --          --
                                                          --------    --------    --------    --------    --------
    Total Distributions................................      (0.97)      (1.10)      (0.77)      (0.39)      (0.43)
                                                          --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD.........................   $  21.93    $  17.65    $  15.13    $  13.22    $  13.21
                                                          ========    ========    ========    ========    ========
Total Return...........................................      30.90%      24.53%      21.04%       3.27%      11.56%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)....................   $649,007    $321,827    $170,919    $198,787    $153,144
  Ratio of expenses to average net assets..............       1.00%       0.98%       1.01%       0.98%       0.90%
  Ratio of net investment income to average net
    assets.............................................       1.91%       2.44%       2.85%       3.18%       3.37%
  Ratio of expenses to average net assets*.............       1.00%       1.01%       1.01%       1.05%       1.07%
  Ratio of net investment income to average net
    assets*............................................       1.91%       2.41%       2.85%       3.11%       3.20%
  Portfolio turnover(a)................................      28.18%      14.92%       4.03%      22.69%       7.53%
  Average commission rate paid(b)......................   $ 0.0681    $ 0.0673

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(b) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                INCOME EQUITY FUND
                                                                --------------------------------------------------
                                                                                  CLASS A SHARES
                                                                --------------------------------------------------
                                                                               YEAR ENDED JUNE 30,
                                                                --------------------------------------------------
                                                                 1997       1996       1995       1994       1993
                                                                -------    -------    -------    -------    ------
NET ASSET VALUE, BEGINNING OF PERIOD.........................   $ 17.64    $ 15.11    $ 13.20    $ 13.20    $12.23
                                                                -------    -------    -------    -------    ------
Investment Activities
  Net investment income......................................      0.31       0.38       0.03       0.36      0.40
  Net realized and unrealized gains from investments.........      4.87       3.20       2.29         --      0.98
                                                                -------    -------    -------    -------    ------
    Total from Investment Activities.........................      5.18       3.58       2.32       0.36      1.38
                                                                -------    -------    -------    -------    ------
Distributions
  From net investment income.................................     (0.31)     (0.35)     (0.03)     (0.34)    (0.41)
  In excess of net investment income.........................        --         --      (0.01)     (0.02)       --
  From net realized gains....................................     (0.61)     (0.70)     (0.37)        --        --
                                                                -------    -------    -------    -------    ------
    Total Distributions......................................     (0.92)     (1.05)     (0.41)     (0.36)    (0.41)
                                                                -------    -------    -------    -------    ------
NET ASSET VALUE, END OF PERIOD...............................   $ 21.90    $ 17.64    $ 15.11    $ 13.20    $13.20
                                                                =======    =======    =======    =======    ======
Total Return (Excludes Sales Charge).........................     30.39%     24.23%     20.79%      2.95%    11.38%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..........................   $78,976    $44,284    $13,793    $12,054    $9,513
  Ratio of expenses to average net assets....................      1.25%      1.23%      1.26%      1.23%     1.11%
  Ratio of net investment income to average net assets.......      1.65%      2.19%      2.61%      3.01%     3.32%
  Ratio of expenses to average net assets*...................      1.34%      1.36%      1.36%      1.40%     1.43%
  Ratio of net investment income to average net assets*......      1.56%      2.06%      2.51%      2.84%     3.00%
  Portfolio turnover(a)......................................     28.18%     14.92%      4.03%     22.69%     7.53%
  Average commission rate paid(b)............................   $0.0681    $0.0673

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(b) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                     INCOME EQUITY FUND
                                                                           --------------------------------------
                                                                                       CLASS B SHARES
                                                                           --------------------------------------
                                                                                    YEAR ENDED JUNE 30,
                                                                           --------------------------------------
                                                                            1997       1996       1995     1994(a)
                                                                           -------    -------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD....................................   $ 17.68    $ 15.14    $13.23    $13.83
                                                                           -------    -------    ------    ------
Investment Activities
  Net investment income.................................................      0.17       0.24      0.26      0.11
  Net realized and unrealized gains (losses) from investments...........      4.89       3.23      2.29     (0.60)
                                                                           -------    -------    ------    ------
    Total from Investment Activities....................................      5.06       3.47      2.55     (0.49)
                                                                           -------    -------    ------    ------
Distributions
  From net investment income............................................     (0.18)     (0.23)    (0.25)    (0.11)
  In excess of net investment income....................................        --         --     (0.02)       --
  From net realized gains...............................................     (0.61)     (0.70)    (0.37)       --
                                                                           -------    -------    ------    ------
    Total Distributions.................................................     (0.79)     (0.93)    (0.64)    (0.11)
                                                                           -------    -------    ------    ------
NET ASSET VALUE, END OF PERIOD..........................................   $ 21.95    $ 17.68    $15.14    $13.23
                                                                           =======    =======    ======    ======
Total Return (Excludes Sales Charge)....................................     29.48%     23.41%    19.91%    (3.37)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....................................   $79,518    $29,169    $3,468    $1,714
  Ratio of expenses to average net assets...............................      2.00%      1.98%     2.01%     1.95%(c)
  Ratio of net investment income to average net assets..................      0.89%      1.44%     1.88%     2.70%(c)
  Ratio of expenses to average net assets*..............................      2.00%      2.01%     2.02%     1.95%(c)
  Ratio of net investment income to average net assets*.................      0.89%      1.41%     1.87%     2.70%(c)
  Portfolio turnover(d).................................................     28.18%     14.92%     4.03%    22.69%
  Average commission rate paid (e)......................................   $0.0681    $0.0673

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not Annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                               EQUITY INDEX FUND
                                                            --------------------------------------------------------
                                                                                FIDUCIARY SHARES
                                                            --------------------------------------------------------
                                                                              YEAR ENDED JUNE 30,
                                                            --------------------------------------------------------
                                                              1997        1996        1995        1994        1993
                                                            --------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD.....................   $  16.66    $  14.03    $  11.59    $  11.92    $ 10.92
                                                            --------    --------    --------    --------    -------
Investment Activities
  Net investment income..................................       0.35        0.33        0.32        0.29       0.30
  Net realized and unrealized gains (losses) from
    investments..........................................       5.27        3.16        2.59       (0.20)      1.13
                                                            --------    --------    --------    --------    -------
    Total from Investment Activities.....................       5.62        3.49        2.91        0.09       1.43
                                                            --------    --------    --------    --------    -------
Distributions
  From net investment income.............................      (0.33)      (0.33)      (0.29)      (0.29)     (0.30)
  In excess of net investment income.....................         --       (0.01)      (0.02)      (0.04)        --
  From net realized gains................................      (0.15)      (0.52)      (0.16)      (0.09)     (0.13)
                                                            --------    --------    --------    --------    -------
    Total Distributions..................................      (0.48)      (0.86)      (0.47)      (0.42)     (0.43)
                                                            --------    --------    --------    --------    -------
NET ASSET VALUE, END OF PERIOD...........................   $  21.80    $  16.66    $  14.03    $  11.59    $ 11.92
                                                            ========    ========    ========    ========    =======
Total Return.............................................      34.30%      25.47%      25.79%       0.63%     13.04%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)......................   $480,819    $321,058    $234,895    $165,370    $96,446
  Ratio of expenses to average net assets................       0.30%       0.30%       0.33%       0.46%      0.50%
  Ratio of net investment income to average net assets...       1.87%       2.18%       2.57%       2.44%      2.46%
  Ratio of expenses to average net assets *..............       0.61%       0.59%       0.66%       0.59%      0.87%
  Ratio of net investment income to average net assets
    *....................................................       1.56%       1.89%       2.24%       2.31%      2.09%
  Portfolio turnover(a)..................................       5.81%       9.08%       2.71%      11.81%      2.71%
  Average commission rate paid(b)........................   $ 0.0449    $ 0.0490

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                               EQUITY INDEX FUND
                                                            --------------------------------------------------------
                                                                                 CLASS A SHARES
                                                            --------------------------------------------------------
                                                                              YEAR ENDED JUNE 30,
                                                            --------------------------------------------------------
                                                              1997        1996        1995        1994        1993
                                                            --------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD.....................   $  16.67    $  14.02    $  11.59    $  11.91    $ 10.92
                                                            --------    --------    --------    --------    -------
Investment Activities
  Net investment income..................................       0.29        0.27        0.29        0.28       0.30
  Net realized and unrealized gains (losses) from
    investments..........................................       5.28        3.18        2.58       (0.20)      1.10
                                                            --------    --------    --------    --------    -------
    Total from Investment Activities.....................       5.57        3.45        2.87        0.08       1.40
                                                            --------    --------    --------    --------    -------
Distributions
  From net investment income.............................      (0.28)      (0.27)      (0.28)      (0.27)     (0.28)
  In excess of net investment income.....................         --       (0.01)         --       (0.04)        --
  From net realized gains................................      (0.15)      (0.52)      (0.16)      (0.09)     (0.13)
                                                            --------    --------    --------    --------    -------
    Total Distributions..................................      (0.43)      (0.80)      (0.44)      (0.40)     (0.41)
                                                            --------    --------    --------    --------    -------
NET ASSET VALUE, END OF PERIOD...........................   $  21.81    $  16.67    $  14.02    $  11.59    $ 11.91
                                                            ========    ========    ========    ========    =======
Total Return (Excludes Sales Charge).....................      33.94%      25.16%      25.43%       0.56%     12.75%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)......................   $ 98,338    $ 32,186    $  3,003    $  1,416    $   512
  Ratio of expenses to average net assets................       0.55%       0.55%       0.56%       0.62%      0.52%
  Ratio of net investment income to average net assets...       1.59%       1.93%       2.38%       2.37%      2.51%
  Ratio of expenses to average net assets *..............       0.95%       0.94%       1.01%       0.94%      0.99%
  Ratio of net investment income to average net assets
    *....................................................       1.19%       1.54%       1.94%       2.05%      2.04%
  Portfolio turnover(a)..................................       5.81%       9.08%       2.71%      11.81%      2.71%
  Average commission rate paid(b)........................   $ 0.0449    $ 0.0490

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  EQUITY INDEX FUND
                                                                     --------------------------------------------
                                                                                    CLASS B SHARES
                                                                     --------------------------------------------
                                                                                 YEAR ENDED JUNE 30,
                                                                     --------------------------------------------
                                                                       1997         1996        1995      1994(a)
                                                                     --------     --------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD..............................   $  16.68     $  14.05     $11.61     $12.39
                                                                     --------     --------     ------     ------
Investment Activities
  Net investment income...........................................       0.16         0.16       0.18       0.09
  Net realized and unrealized gains (losses) from investments.....       5.27         3.16       2.61      (0.78)
                                                                     --------     --------     ------     ------
    Total from Investment Activities..............................       5.43         3.32       2.79      (0.69)
                                                                     --------     --------     ------     ------
Distributions
  From net investment income......................................      (0.16)       (0.16)     (0.19)     (0.09)
  In excess of net investment income..............................         --        (0.01)        --         --
  From net realized gains.........................................      (0.15)       (0.52)     (0.16)        --
                                                                     --------     --------     ------     ------
    Total Distributions...........................................      (0.31)       (0.69)     (0.35)     (0.09)
                                                                     --------     --------     ------     ------
NET ASSET VALUE, END OF PERIOD....................................   $  21.80     $  16.68     $14.05     $11.61
                                                                     ========     ========     ======     ======
Total Return (Excludes Sales Charge)..............................      32.93%       24.05%     24.58%     (5.57)% (b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...............................   $168,699     $ 38,538     $1,408     $  248
  Ratio of expenses to average net assets.........................       1.30%        1.30%      1.34%      1.10% (c)
  Ratio of net investment income to average net assets............       0.83%        1.18%      1.60%      2.08% (c)
  Ratio of expenses to average net assets*........................       1.61%        1.59%      1.67%      1.15% (c)
  Ratio of net investment income to average net assets*...........       0.52%        0.89%      1.27%      2.03% (c)
  Portfolio turnover(d)...........................................       5.81%        9.08%      2.71%     11.81%
  Average commission rate paid(e).................................   $ 0.0449     $ 0.0490

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                           VALUE GROWTH FUND
                                                                                        ------------------------
                                                                                            FIDUCIARY SHARES
                                                                                        ------------------------
                                                                                                       MARCH 26,
                                                                                        YEAR ENDED      1996 TO
                                                                                         JUNE 30,      JUNE 30,
                                                                                           1997         1996(a)
                                                                                        ----------     ---------
NET ASSET VALUE, BEGINNING OF PERIOD.................................................    $  10.39      $  10.00
                                                                                        ---------      --------
Investment Activities
  Net investment income..............................................................        0.11          0.03
  Net realized and unrealized gains from investments.................................        2.85          0.39
                                                                                        ---------      --------
    Total from Investment Activities.................................................        2.96          0.42
                                                                                        ---------      --------
Distributions
  From net investment income.........................................................       (0.11)        (0.03)
  From net realized gains............................................................       (1.73)           --
                                                                                        ---------      --------
    Total Distributions..............................................................       (1.84)        (0.03)
                                                                                        ---------      --------
NET ASSET VALUE, END OF PERIOD.......................................................    $  11.51      $  10.39
                                                                                        =========      ========
Total Return.........................................................................       31.97%        10.49% (b)(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..................................................    $430,837      $191,212
  Ratio of expenses to average net assets............................................        0.98%         0.95% (d)
  Ratio of net investment income to average net assets...............................        1.06%         1.13% (d)
  Ratio of expenses to average net assets*...........................................        1.00%         1.04% (d)
  Ratio of net investment income to average net assets*..............................        1.04%         1.04% (d)
  Portfolio turnover(e)..............................................................      113.17%        65.21%
  Average commission rate paid(f)....................................................    $ 0.0532      $ 0.0373

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from date reorganized as a fund of The One Group.
(b) Represents total return for Class A Shares from December 1, 1995 through March 25, 1996 plus total return for Fiduciary Shares for the period from March 26, 1996 through June 30, 1996.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(f) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                 VALUE GROWTH FUND
                                                      ------------------------------------------------------------------------
                                                                                   CLASS A SHARES
                                                      ------------------------------------------------------------------------
                                                                      SEVEN
                                                                      MONTHS
                                                      YEAR ENDED      ENDED                 YEAR ENDED NOVEMBER 30,
                                                       JUNE 30,      JUNE 30,     --------------------------------------------
                                                         1997        1996(a)        1995        1994        1993        1992
                                                      ----------    ----------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD...............    $  10.39      $  11.15     $   9.00    $  10.02    $   9.42    $   7.80
                                                       --------      --------     --------    --------    --------    --------
Investment Activities
  Net investment income............................        0.09          0.94         0.12        0.13        0.11        0.11
  Net realized and unrealized gains (losses) from
    investments....................................        2.83          0.08         2.44       (0.56)       0.83        1.75
                                                       --------      --------     --------    --------    --------    --------
    Total from Investment Activities...............        2.92          1.02         2.56       (0.43)       0.94        1.86
                                                       --------      --------     --------    --------    --------    --------
Distributions
  From net investment income.......................       (0.08)        (0.94)       (0.12)      (0.14)      (0.12)      (0.10)
  In excess of net investment income...............          --         (0.01)          --          --          --          --
  From net realized gains..........................       (1.73)        (0.83)       (0.29)      (0.45)      (0.22)      (0.14)
                                                       --------      --------     --------    --------    --------    --------
    Total Distributions............................       (1.81)        (1.78)       (0.41)      (0.59)      (0.34)      (0.24)
                                                       --------      --------     --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD.....................    $  11.50      $  10.39     $  11.15    $   9.00    $  10.02    $   9.42
                                                       ========      ========     ========    ========    ========    ========
Total Return (Excludes Sales Charge)...............       31.53%        10.40%(b)    29.57%      (4.32)%     10.13%      24.27%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)................    $ 47,306      $ 35,984     $217,978    $173,198    $171,141    $133,614
  Ratio of expenses to average net assets..........        1.23%         0.97%(c)     0.95%       0.96%       0.96%       0.97%
  Ratio of net investment income to average net
    assets.........................................        0.83%         0.65%(c)     1.25%       1.34%       1.21%       1.25%
  Ratio of expenses to average net assets*.........        1.34%         1.05%(c)     0.95%       0.96%       0.96%       0.97%
  Ratio of net investment income to average net
    assets*........................................        0.72%         0.77%(c)     1.25%       1.34%       1.21%       1.25%
  Portfolio turnover(d)............................      113.17%        65.21%       77.00%      53.00%      66.00%      43.00%
  Average commission rate paid(e)..................    $ 0.0532      $ 0.0373

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of The One Group, the Paragon Value Growth Fund became the Value Growth Fund. Financial highlights for the periods prior to March 26, 1996 represent the Paragon Value Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.26 to $10.00 effective March 26, 1996.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                               VALUE GROWTH FUND
                                                             ------------------------------------------------------
                                                                                 CLASS B SHARES
                                                             ------------------------------------------------------
                                                                            SEVEN
                                                                           MONTHS
                                                                            ENDED                     SEPTEMBER 9,
                                                             YEAR ENDED     JUNE       YEAR ENDED        1994 TO
                                                              JUNE 30,       30,      NOVEMBER 30,    NOVEMBER 30,
                                                                1997       1996(a)        1995           1994(b)
                                                             ----------    -------    ------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD......................    $  10.39     $ 11.16       $ 9.01          $  9.85
                                                              --------     -------       ------          -------
Investment Activities
  Net investment income...................................        0.01        0.91         0.05             0.02
  Net realized and unrealized gains (losses) from
    investments...........................................        2.82        0.07         2.46            (0.84)
                                                              --------     -------       ------          -------
    Total from Investment Activities......................        2.83        0.98         2.51            (0.82)
                                                              --------     -------       ------          -------
Distributions
  From net investment income..............................       (0.02)      (0.91)       (0.07)           (0.02)
  In excess of net investment income......................          --       (0.01)          --               --
  From net realized gains.................................       (1.73)      (0.83)       (0.29)              --
                                                              --------     -------       ------          -------
    Total Distributions...................................       (1.75)      (1.75)       (0.36)           (0.02)
                                                              --------     -------       ------          -------
NET ASSET VALUE, END OF PERIOD............................    $  11.47     $ 10.39       $11.16          $  9.01
                                                              ========     =======       ======          =======
Total Return (Excludes Sales Charge)......................       30.52%       9.86%(c)    28.74%           (8.31)%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).......................    $ 10,517     $ 4,673       $2,923          $   412
  Ratio of expenses to average net assets.................        1.98%       1.56%(d)     1.70%            1.71%(d)
  Ratio of net investment income to average net assets....        0.07%       0.13%(d)     0.38%            0.76%(d)
  Ratio of expenses to average net assets*................        2.00%       1.94%(d)     1.70%            1.71%(d)
  Ratio of net investment income to average net assets*...        0.05%       0.05%(d)     0.38%            0.76%(d)
  Portfolio turnover(e)...................................      113.17%      65.21%       77.00%           53.00%
  Average commission rate paid(f).........................    $ 0.0532     $0.0373

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of The One Group, the Paragon Value Growth Fund became the Value Growth Fund. Financial highlights for the periods prior to March 26, 1996 represent the Paragon Value Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.21 to $10.00 effective March 26, 1996.
(b) Class B Shares commenced offering September 9, 1994.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(f) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          LARGE COMPANY VALUE FUND
                                                        ------------------------------------------------------------
                                                                              FIDUCIARY SHARES
                                                        ------------------------------------------------------------
                                                                            YEAR ENDED JUNE 30,
                                                        ------------------------------------------------------------
                                                          1997         1996         1995         1994         1993
                                                        --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD.................   $  12.83     $  12.87     $  11.34     $  11.64     $  11.34
                                                        --------     --------     --------     --------     --------
Investment Activities
  Net investment income..............................       0.27         0.31         0.31         0.20         0.18
  Net realized and unrealized gains (losses) from
    investments......................................       3.01         1.20         2.18        (0.01)        0.58
                                                        --------     --------     --------     --------     --------
    Total from Investment Activities.................       3.28         1.51         2.49         0.19         0.76
                                                        --------     --------     --------     --------     --------
Distributions
  From net investment income.........................      (0.26)       (0.31)       (0.32)       (0.19)       (0.18)
  From net realized gains............................      (1.06)       (1.24)       (0.64)       (0.30)       (0.28)
                                                        --------     --------     --------     --------     --------
    Total Distributions..............................      (1.32)       (1.55)       (0.96)       (0.49)       (0.46)
                                                        --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD.......................   $  14.79     $  12.83     $  12.87     $  11.34     $  11.64
                                                        ========     ========     ========     ========     ========
Total Return.........................................      27.10%       12.71%       23.42%       (1.59)%       6.73%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..................   $686,156     $584,527     $365,376     $169,127     $132,833
  Ratio of expenses to average net assets............       0.97%        0.97%        1.00%        0.95%        0.86%
  Ratio of net investment income to average net
    assets...........................................       1.99%        2.43%        2.74%        1.72%        1.62%
  Ratio of expenses to average net assets*...........       0.97%        0.98%        1.01%        1.02%        1.12%
  Ratio of net investment income to average net
    assets*..........................................       1.99%        2.42%        2.73%        1.65%        1.36%
  Portfolio turnover(a)..............................      77.05%      186.84%      203.13%      111.72%       51.75%
  Average commission rate paid(b)....................   $ 0.0575     $ 0.0415

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(b) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                              LARGE COMPANY VALUE FUND
                                                               ------------------------------------------------------
                                                                                   CLASS A SHARES
                                                               ------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,
                                                               ------------------------------------------------------
                                                                1997        1996        1995        1994        1993
                                                               -------     -------     -------     -------     ------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $ 12.87     $ 12.89     $ 11.34     $ 11.64     $11.33
                                                               -------     -------     -------     -------     ------
Investment Activities
  Net investment income.....................................      0.23        0.27        0.28        0.17       0.16
  Net realized and unrealized gains (losses) from
    investments.............................................      3.04        1.22        2.20       (0.01)      0.59
                                                               -------     -------     -------     -------     ------
    Total from Investment Activities........................      3.27        1.49        2.48        0.16       0.75
                                                               -------     -------     -------     -------     ------
Distributions
  From net investment income................................     (0.23)      (0.27)      (0.27)      (0.16)     (0.16)
  In excess of net investment income........................        --          --       (0.02)         --         --
  From net realized gains...................................     (1.06)      (1.24)      (0.64)      (0.30)     (0.28)
                                                               -------     -------     -------     -------     ------
    Total Distributions.....................................     (1.29)      (1.51)      (0.93)      (0.46)     (0.44)
                                                               -------     -------     -------     -------     ------
NET ASSET VALUE, END OF PERIOD..............................   $ 14.85     $ 12.87     $ 12.89     $ 11.34     $11.64
                                                               =======     =======     =======     =======     ======
Total Return (Excludes Sales Charge)........................     26.90%      12.40%      22.64%       1.35%      6.64%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................   $14,832     $ 9,380     $ 3,481     $   698     $  451
  Ratio of expenses to average net assets...................      1.22%       1.22%       1.25%       1.20%      1.10%
  Ratio of net investment income to average net assets......      1.72%       2.18%       2.52%       1.57%      1.41%
  Ratio of expenses to average net assets*..................      1.31%       1.33%       1.37%       1.37%      1.50%
  Ratio of net investment income to average net assets*.....      1.63%       2.07%       2.41%       1.40%      1.01%
  Portfolio turnover(a).....................................     77.05%     186.84%     203.13%     111.72%     51.75%
  Average commission rate paid(b)...........................   $0.0575     $0.0415

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(b) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                LARGE COMPANY VALUE FUND
                                                                       -------------------------------------------
                                                                                     CLASS B SHARES
                                                                       -------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                                       -------------------------------------------
                                                                        1997        1996        1995       1994(a)
                                                                       -------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD................................   $ 12.98     $ 12.96     $ 11.41     $11.87
                                                                       -------     -------     -------     ------
Investment Activities
  Net investment income.............................................      0.14        0.18        0.17       0.05
  Net realized and unrealized gains (losses) from investments.......      3.04        1.26        2.19      (0.46)
                                                                       -------     -------     -------     ------
    Total from Investment Activities................................      3.18        1.44        2.36      (0.41)
                                                                       -------     -------     -------     ------
Distributions
  From net investment income........................................     (0.15)      (0.18)      (0.17)     (0.05)
  From net realized gains...........................................     (1.06)      (1.24)      (0.64)        --
                                                                       -------     -------     -------     ------
    Total Distributions.............................................     (1.21)      (1.42)      (0.81)     (0.05)
                                                                       -------     -------     -------     ------
NET ASSET VALUE, END OF PERIOD......................................   $ 14.95     $ 12.98     $ 12.96     $11.41
                                                                       =======     =======     =======     ======
Total Return (Excludes Sales Charge)................................     25.86%      11.95%      22.28%      3.48% (b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).................................   $ 9,288     $ 4,135     $   861     $  182
  Ratio of expenses to average net assets...........................      1.97%       1.97%       2.00%      2.00% (c)
  Ratio of net investment income to average net assets..............      0.96%       1.43%       1.74%      1.06% (c)
  Ratio of expenses to average net assets*..........................      1.97%       1.98%       2.01%      2.00% (c)
  Ratio of net investment income to average net assets*.............      0.96%       1.42%       1.72%      1.06% (c)
  Portfolio turnover(d).............................................     77.05%     186.84%     203.13%    111.72%
  Average commission rate paid(e)...................................   $0.0575     $0.0415

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           DISCIPLINED VALUE FUND
                                                        ------------------------------------------------------------
                                                                              FIDUCIARY SHARES
                                                        ------------------------------------------------------------
                                                                            YEAR ENDED JUNE 30,
                                                        ------------------------------------------------------------
                                                          1997         1996         1995         1994         1993
                                                        --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD.................   $  14.69     $  13.20     $  11.90     $  12.76     $  11.49
                                                        --------     --------     --------     --------     --------
Investment Activities
  Net investment income..............................       0.22         0.29         0.28         0.26         0.28
  Net realized and unrealized gains from
    investments......................................       2.57         2.27         1.57         0.29         1.27
                                                        --------     --------     --------     --------     --------
    Total from Investment Activities.................       2.79         2.56         1.85         0.55         1.55
                                                        --------     --------     --------     --------     --------
Distributions
  From net investment income.........................      (0.22)       (0.29)       (0.27)       (0.26)       (0.28)
  From net realized gains............................      (1.61)       (0.78)       (0.28)       (1.15)          --
                                                        --------     --------     --------     --------     --------
    Total Distributions..............................      (1.83)       (1.07)       (0.55)       (1.41)       (0.28)
                                                        --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD.......................   $  15.65     $  14.69     $  13.20     $  11.90     $  12.76
                                                        ========     ========     ========     ========     ========
Total Return.........................................      20.56%       20.10%       16.03%        4.04%       13.58%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..................   $562,302     $522,474     $448,530     $418,238     $211,785
  Ratio of expenses to average net assets............       0.98%        0.99%        1.00%        0.93%        0.89%
  Ratio of net investment income to average net
    assets...........................................       1.52%        2.04%        2.21%        2.14%        2.30%
  Ratio of expenses to average net assets*...........       0.98%        1.00%        1.10%        0.98%        1.08%
  Ratio of net investment income to average net
    assets*..........................................       1.52%        2.03%        2.11%        2.09%        2.11%
  Portfolio turnover(a)..............................      92.66%       90.55%      176.66%       56.33%      108.79%
  Average commission rate paid(b)....................   $ 0.0601     $ 0.0576

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(b) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                              DISCIPLINED VALUE FUND
                                                              -------------------------------------------------------
                                                                                  CLASS A SHARES
                                                              -------------------------------------------------------

                                                                                YEAR ENDED JUNE 30,
                                                              -------------------------------------------------------
                                                               1997        1996        1995        1994        1993
                                                              -------     -------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.......................   $ 14.72     $ 13.22     $ 11.91     $ 12.75     $ 11.49
                                                              -------     -------     -------     -------     -------
Investment Activities
  Net investment income....................................      0.19        0.25        0.24        0.24        0.25
  Net realized and unrealized gains from investments.......      2.57        2.28        1.59        0.30        1.26
                                                              -------     -------     -------     -------     -------
    Total from Investment Activities.......................      2.76        2.53        1.83        0.54        1.51
                                                              -------     -------     -------     -------     -------
Distributions
  From net investment income...............................     (0.19)      (0.25)      (0.24)      (0.23)      (0.25)
  From net realized gains..................................     (1.61)      (0.78)      (0.26)      (1.10)         --
  In excess of net realized gains..........................        --          --       (0.02)      (0.05)         --
                                                              -------     -------     -------     -------     -------
    Total Distributions....................................     (1.80)      (1.03)      (0.52)      (1.38)      (0.25)
                                                              -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD.............................   $ 15.68     $ 14.72     $ 13.22     $ 11.91     $ 12.75
                                                              =======     =======     =======     =======     =======
Total Return (Excludes Sales Charge).......................     20.21%      19.80%      15.43%       3.95%      13.27%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)........................   $23,909     $20,838     $13,560     $10,448     $ 3,435
  Ratio of expenses to average net assets..................      1.23%       1.24%       1.26%       1.18%       1.12%
  Ratio of net investment income to average net assets.....      1.26%       1.79%       1.99%       2.00%       2.06%
  Ratio of expenses to average net assets*.................      1.31%       1.35%       1.36%       1.33%       1.46%
  Ratio of net investment income to average net assets*....      1.18%       1.68%       1.89%       1.85%       1.72%
  Portfolio turnover(a)....................................     92.66%      90.55%     176.66%      56.33%     108.79%
  Average commission rate paid(b)..........................   $0.0601     $0.0576

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(b) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                 DISCIPLINED VALUE FUND
                                                                       -------------------------------------------
                                                                                         CLASS B
                                                                       -------------------------------------------

                                                                                   YEAR ENDED JUNE 30,
                                                                       -------------------------------------------
                                                                        1997        1996        1995       1994(a)
                                                                       -------     -------     -------     ------
NET ASSET VALUE, BEGINNING OF PERIOD................................   $ 14.69     $ 13.19     $ 11.90     $12.60
                                                                       -------     -------     -------     ------
Investment Activities
  Net investment income.............................................      0.08        0.15        0.15       0.07
  Net realized and unrealized gains (losses) from investments.......      2.55        2.27        1.58      (0.70)
                                                                       -------     -------     -------     ------
    Total from Investment Activities................................      2.63        2.42        1.73      (0.63)
                                                                       -------     -------     -------     ------
Distributions
  From net investment income........................................     (0.07)      (0.14)      (0.15)     (0.06)
  In excess of net investment income................................        --          --       (0.01)     (0.01)
  From net realized gains...........................................     (1.61)      (0.78)      (0.28)        --
                                                                       -------     -------     -------     ------
    Total Distributions.............................................     (1.68)      (0.92)      (0.44)     (0.07)
                                                                       -------     -------     -------     ------
NET ASSET VALUE, END OF PERIOD......................................   $ 15.64     $ 14.69     $ 13.19     $11.90
                                                                       =======     =======     =======     ======
Total Return (Excludes Sales Charge)................................     19.19%      18.93%      14.92%     (5.00)% (b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).................................   $20,499     $16,305     $11,222     $5,356
  Ratio of expenses to average net assets...........................      1.98%       1.99%       2.00%      1.96% (c)
  Ratio of net investment income to average net assets..............      0.51%       1.04%       1.26%      1.80% (c)
  Ratio of expenses to average net assets*..........................      1.98%       2.00%       2.01%      1.96% (c)
  Ratio of net investment income to average net assets*.............      0.51%       1.03%       1.25%      1.80% (c)
  Portfolio turnover(d).............................................     92.66%      90.55%     176.66%     56.33%
  Average commission rate paid(e)...................................   $0.0601     $0.0576

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          LARGE COMPANY GROWTH FUND
                                                        -------------------------------------------------------------
                                                                              FIDUCIARY SHARES
                                                        -------------------------------------------------------------

                                                                             YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------
                                                           1997          1996         1995         1994        1993
                                                        ----------     --------     --------     --------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................   $    15.44     $  13.47     $  11.32     $  10.92     $  9.85
                                                        ----------     --------     --------     --------     -------
Investment Activities
  Net investment income..............................         0.12         0.18         0.20         0.20        0.23
  Net realized and unrealized gains (losses) from
    investments......................................         4.79         2.14         3.04         0.67        1.12
                                                        ----------     --------     --------     --------     -------
    Total from Investment Activities.................         4.91         2.32         3.24         0.87        1.35
                                                        ----------     --------     --------     --------     -------
Distributions
  From net investment income.........................        (0.11)       (0.18)       (0.20)       (0.20)      (0.23)
  From net realized gains............................        (0.80)       (0.17)       (0.89)       (0.27)      (0.05)
                                                        ----------     --------     --------     --------     -------
    Total Distributions..............................        (0.91)       (0.35)       (1.09)       (0.47)      (0.28)
                                                        ----------     --------     --------     --------     -------
NET ASSET VALUE, END OF PERIOD.......................   $    19.44     $  15.44     $  13.47     $  11.32     $ 10.92
                                                        ==========     ========     ========     ========     =======
Total Return.........................................        33.11%       17.36%       21.85%        8.04%      13.92%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..................   $1,142,864     $745,986     $531,595     $150,035     $41,317
  Ratio of expenses to average net assets............         0.99%        0.96%        1.00%        0.78%       0.39%
  Ratio of net investment income to average net
    assets...........................................         0.69%        1.20%        1.72%        1.87%       2.24%
  Ratio of expenses to average net assets*...........         0.99%        0.99%        1.00%        1.13%       1.43%
  Ratio of net investment income to average net
    assets*..........................................         0.69%        1.17%        1.72%        1.52%       1.21%
  Portfolio turnover(a)..............................        57.17%       35.51%       14.22%        9.04%      10.61%
  Average commission rate paid(b)....................   $   0.0681     $ 0.0647

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(b) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                LARGE COMPANY GROWTH FUND
                                                                      ---------------------------------------------
                                                                                     CLASS A SHARES
                                                                      ---------------------------------------------

                                                                                   YEAR ENDED JUNE 30,
                                                                      ---------------------------------------------
                                                                        1997        1996        1995       1994(a)
                                                                      --------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD...............................   $  15.83     $ 13.83     $ 11.62     $ 11.78
                                                                      --------     -------     -------     -------
Investment Activities
  Net investment income............................................       0.08        0.14        0.17        0.04
  Net realized and unrealized gains (losses) from investments......       4.88        2.17        3.10       (0.16)
                                                                      --------     -------     -------     -------
    Total from Investment Activities...............................       4.96        2.31        3.27       (0.12)
                                                                      --------     -------     -------     -------
Distributions
  From net investment income.......................................      (0.07)      (0.14)      (0.16)      (0.04)
  In excess of net investment income...............................         --          --       (0.01)         --
  From net realized gains..........................................      (0.80)      (0.17)      (0.89)         --
                                                                      --------     -------     -------     -------
    Total Distributions............................................      (0.87)      (0.31)      (1.06)      (0.04)
                                                                      --------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD.....................................      19.92     $ 15.83     $ 13.83     $ 11.62
                                                                      ========     =======     =======     =======
Total Return (Excludes Sales Charge)...............................      32.57%      16.85%      21.52%      (1.02)% (b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)................................   $125,910     $75,114     $27,428     $   368
  Ratio of expenses to average net assets..........................       1.24%       1.21%       1.26%       1.25% (c)
  Ratio of net investment income to average net assets.............       0.44%       0.95%       1.49%       1.78% (c)
  Ratio of expenses to average net assets*.........................       1.32%       1.34%       1.36%       1.35% (c)
  Ratio of net investment income to average net assets*............       0.36%       0.82%       1.39%       1.68% (c)
  Portfolio turnover(d)............................................      57.17%      35.51%      14.22%       9.04%
  Average commission rate paid(e)..................................   $ 0.0681     $0.0647

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class A Shares commenced offering on January 1, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                 LARGE COMPANY GROWTH FUND
                                                                       ---------------------------------------------
                                                                                      CLASS B SHARES
                                                                       ---------------------------------------------

                                                                                    YEAR ENDED JUNE 30,
                                                                       ---------------------------------------------
                                                                         1997        1996        1995       1994(a)
                                                                       --------     -------     -------     ------
NET ASSET VALUE, BEGINNING OF PERIOD................................   $  15.63     $ 13.63     $ 11.47     $ 11.57
                                                                       --------     -------     -------     -------
Investment Activities
  Net investment income (loss)......................................      (0.04)       0.05        0.09        0.03
  Net realized and unrealized gains (losses) from investments.......       4.82        2.17        3.06       (0.10)
                                                                       --------     -------     -------     -------
    Total from Investment Activities................................       4.78        2.22        3.15       (0.07)
                                                                       --------     -------     -------     -------
Distributions
  From net investment income........................................         --       (0.05)      (0.09)      (0.03)
  In excess of net investment income................................         --          --       (0.01)         --
  From net realized gains...........................................      (0.80)      (0.17)      (0.89)         --
                                                                       --------     -------     -------     -------
    Total Distributions.............................................      (0.80)      (0.22)      (0.99)      (0.03)
                                                                       --------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD......................................   $  19.61     $ 15.63     $ 13.63     $ 11.47
                                                                       ========     =======     =======     =======
Total Return (Excludes Sales Charge)................................      31.74%      16.41%      20.65%      (0.66)% (b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).................................   $132,268     $56,261     $ 6,918     $   334
  Ratio of expenses to average net assets...........................       2.00%       1.96%       2.01%       1.99% (c)
  Ratio of net investment income (loss) to average net assets.......      (0.33)%      0.20%       0.74%       0.96% (c)
  Ratio of expenses to average net assets*..........................       2.00%       1.99%       2.01%       1.99% (c)
  Ratio of net investment income (loss) to average net assets*......      (0.33)%      0.17%       0.74%       0.96% (c)
  Portfolio turnover(d).............................................      57.17%      35.51%      14.22%       9.04%
  Average commission rate paid(e)...................................   $ 0.0681     $0.0647

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         GROWTH OPPORTUNITIES FUND
                                                        ------------------------------------------------------------
                                                                              FIDUCIARY SHARES
                                                        ------------------------------------------------------------
                                                                            YEAR ENDED JUNE 30,
                                                        ------------------------------------------------------------
                                                          1997         1996         1995         1994         1993
                                                        --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD.................   $  18.81     $  18.40     $  15.96     $  16.96     $  14.54
                                                        --------     --------     --------     --------     --------
Investment Activities
  Net investment income..............................       0.25         0.20         0.06         0.07         0.06
  Net realized and unrealized gains (losses) from
    investments......................................       3.59         3.83         2.98        (0.05)        2.99
                                                        --------     --------     --------     --------     --------
    Total from Investment Activities.................       3.84         4.03         3.04         0.02         3.05
                                                        --------     --------     --------     --------     --------
Distributions
  From net investment income.........................      (0.25)       (0.20)       (0.06)       (0.07)       (0.06)
  In excess of net investment........................      (0.02)          --           --           --           --
  From net realized gains............................      (2.92)       (3.42)       (0.54)       (0.95)       (0.57)
                                                        --------     --------     --------     --------     --------
    Total Distributions..............................      (3.19)       (3.62)       (0.60)       (1.02)       (0.63)
                                                        --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD.......................   $  19.46     $  18.81     $  18.40     $  15.96     $  16.96
                                                        ========     ========     ========     ========     ========
Total Return.........................................      22.75%       24.63%       19.75%       (0.16)%      21.36%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..................   $623,911     $532,525     $413,518     $389,567     $232,898
  Ratio of expenses to average net assets............       0.99%        1.00%        0.98%        0.98%        0.89%
  Ratio of net investment income to average net
    assets...........................................       1.32%        1.15%        0.38%        0.42%        0.41%
  Ratio of expenses to average net assets*...........       0.99%        1.01%        0.98%        1.03%        1.11%
  Ratio of net investment income to average net
    assets*..........................................       1.32%        1.14%        0.38%        0.37%        0.19%
  Portfolio turnover(a)..............................     301.35%      435.30%      132.63%       70.67%       64.64%
  Average commission rate paid(b)....................   $ 0.0386     $ 0.0451

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(b) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                             GROWTH OPPORTUNITIES FUND
                                                              -------------------------------------------------------
                                                                                  CLASS A SHARES
                                                              -------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,
                                                              -------------------------------------------------------
                                                               1997        1996        1995        1994        1993
                                                              -------     -------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.......................   $ 18.76     $ 18.36     $ 15.93     $ 16.96     $ 14.54
                                                              -------     -------     -------     -------     -------
Investment Activities
  Net investment income....................................      0.21        0.17        0.02        0.04        0.03
  Net realized and unrealized gains (losses) from
    investments............................................      3.58        3.80        2.98       (0.08)       3.00
                                                              -------     -------     -------     -------     -------
    Total from Investment Activities.......................      3.79        3.97        3.00       (0.04)       3.03
                                                              -------     -------     -------     -------     -------
Distributions
  From net investment income...............................     (0.24)      (0.15)      (0.01)      (0.03)      (0.04)
  In excess of net investment income.......................     (0.02)         --       (0.02)      (0.01)         --
  From net realized gains..................................     (2.92)      (3.42)      (0.54)      (0.95)      (0.57)
                                                              -------     -------     -------     -------     -------
    Total Distributions....................................     (3.18)      (3.57)      (0.57)      (0.99)      (0.61)
                                                              -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD.............................   $ 19.37     $ 18.76     $ 18.36     $ 15.93     $ 16.96
                                                              =======     =======     =======     =======     =======
Total Return (Excludes Sales Charge).......................     22.52%      24.32%      19.50%      (0.52)%     21.70%(a)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)........................   $43,370     $28,052     $11,178     $ 8,097     $ 5,757
  Ratio of expenses to average net assets..................      1.25%       1.25%       1.23%       1.22%       1.11%(a)
  Ratio of net investment income to average net assets.....      0.92%       0.90%       0.12%       0.27%       0.25%(a)
  Ratio of expenses to average net assets*.................      1.34%       1.36%       1.33%       1.38%       1.48%(a)
  Ratio of net investment income (loss) to average net
    assets*................................................      0.83%       0.79%       0.02%       0.11%      (0.12)%(a)
  Portfolio turnover(b)....................................    301.35%     435.30%     132.63%      70.67%      64.64%
  Average commission rate paid(c)..........................   $0.0386     $0.0451

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Annualized.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(c) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                 GROWTH OPPORTUNITIES FUND
                                                                        --------------------------------------------
                                                                                       CLASS B SHARES
                                                                        --------------------------------------------
                                                                                    YEAR ENDED JUNE 30,
                                                                        --------------------------------------------
                                                                         1997        1996        1995       1994(a)
                                                                        -------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................   $ 18.43     $ 18.14     $ 15.85     $ 17.44
                                                                        -------     -------     -------     -------
Investment Activities
  Net investment income (loss).......................................      0.11        0.09       (0.07)      (0.02)
  Net realized and unrealized gains (losses) from investments........      3.44        3.69        2.90       (1.56)
                                                                        -------     -------     -------     -------
    Total from Investment Activities.................................      3.55        3.78        2.83       (1.58)
                                                                        -------     -------     -------     -------
Distributions
  From net investment income.........................................     (0.22)      (0.07)         --       (0.01)
  In excess of net investment income.................................     (0.02)         --          --          --
  From net realized gains............................................     (2.92)      (3.42)      (0.54)         --
                                                                        -------     -------     -------     -------
    Total Distributions..............................................     (3.16)      (3.49)      (0.54)      (0.01)
                                                                        -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD.......................................   $ 18.82     $ 18.43     $ 18.14     $ 15.85
                                                                        =======     =======     =======     =======
Total Return (Excludes Sales Charge).................................     21.73%      23.53%      18.47%      (9.07)% (b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..................................   $37,409     $12,910     $ 2,787     $ 1,131
  Ratio of expenses to average net assets............................      2.00%       2.00%       1.98%       2.12% (c)
  Ratio of net investment income (loss) to average net assets........      0.01%       0.15%      (0.63)%     (0.55)% (c)
  Ratio of expenses to average net assets*...........................      2.00%       2.01%       1.98%       2.12% (c)
  Ratio of net investment income (loss) to average net assets*.......      0.01%       0.14%      (0.63)%     (0.55)% (c)
  Portfolio turnover(d)..............................................    301.35%     435.30%     132.63%      70.67%
  Average commission rate paid(e)....................................   $0.0386     $0.0451

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                          GULF SOUTH GROWTH FUND
                                                                                         ------------------------
                                                                                             FIDUCIARY SHARES
                                                                                         ------------------------
                                                                                                        MARCH 26,
                                                                                         YEAR ENDED      1996 TO
                                                                                          JUNE 30,      JUNE 30,
                                                                                            1997         1996(a)
                                                                                         -----------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD..................................................     $ 10.75       $ 10.00
                                                                                           -------       -------
Investment Activities
  Net investment income (loss)........................................................       (0.02)           --
  Net realized and unrealized gains from investments..................................        1.31          0.78
                                                                                           -------       -------
    Total from Investment Activities..................................................        1.29          0.78
                                                                                           -------       -------
Distributions
  From net realized gains.............................................................       (1.10)        (0.03)
                                                                                           -------       -------
    Total Distributions...............................................................       (1.10)        (0.03)
                                                                                           -------       -------
NET ASSET VALUE, END OF PERIOD........................................................     $ 10.94       $ 10.75
                                                                                           =======       =======
Total Return..........................................................................       13.44%        13.39%(b)(c)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...................................................     $78,318       $83,371
  Ratio of expenses to average net assets.............................................        1.02%         0.96%(d)
  Ratio of net investment income (loss) to average net assets.........................       (0.16)%       (0.16)%(d)
  Ratio of expenses to average net assets*............................................        1.12%         1.05%(d)
  Ratio of net investment income (loss) to average net assets*........................       (0.26)%       (0.25)%(d)
  Portfolio turnover(e)...............................................................       92.01%        59.57%
  Average commission rate paid(f).....................................................     $0.0676       $0.0685

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from date reorganized as a fund of The One Group.
(b) Represents total return for Class A Shares from December 1, 1995 through March 25, 1996 plus total return for Fiduciary Shares for the period from March 26, 1996 through June 30, 1996.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(f) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       GULF SOUTH GROWTH FUND
                                                ---------------------------------------------------------------------
                                                                           CLASS A SHARES
                                                ---------------------------------------------------------------------
                                                                SEVEN
                                                                MONTHS
                                                YEAR ENDED      ENDED                YEAR ENDED NOVEMBER 30,
                                                 JUNE 30,      JUNE 30,      ----------------------------------------
                                                   1997        1996(a)        1995       1994       1993       1992
                                                -----------    --------      -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD.........     $ 10.73      $  11.50      $  9.36    $ 10.11    $  9.48    $  7.38
                                                  ---------    --------      -------    -------    -------    -------
Investment Activities
  Net investment income (loss)...............       (0.04)        (0.07)       (0.04)     (0.04)     (0.02)      0.01
  Net realized and unrealized gains (losses)
    from investments.........................        1.35          1.40         2.35      (0.63)      0.88       2.10
                                                  ---------    --------      -------    -------    -------    -------
    Total from Investment Activities.........        1.31          1.33         2.31      (0.67)      0.86       2.11
                                                  ---------    --------      -------    -------    -------    -------
Distributions
  From net investment income.................          --            --           --         --      (0.01)     (0.01)
  From net realized gains....................       (1.10)        (2.10)       (0.17)     (0.08)     (0.22)        --
                                                  ---------    --------      -------    -------    -------    -------
    Total Distributions......................       (1.10)        (2.10)       (0.17)     (0.08)     (0.23)     (0.01)
                                                  ---------    --------      -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD...............     $ 10.94      $  10.73      $ 11.50    $  9.36    $ 10.11    $  9.48
                                                  ==========   ========      =======    =======    =======    =======
Total Return (Excludes Sales Charge).........       13.52%        12.85%(b)    25.07%     (6.66)%     9.10%     28.59%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..........     $17,299      $ 18,356      $95,467    $77,540    $74,982    $55,719
  Ratio of expenses to average net assets....        1.27%         1.05%(c)     1.03%      1.00%      1.01%      1.00%
  Ratio of net investment income (loss) to
    average net assets.......................       (0.41)%       (0.33)%(c)   (0.36)%    (0.38)%    (0.21)%     0.15%
  Ratio of expenses to average net assets*...        1.45%         1.37%(c)     1.03%      1.00%      1.01%      1.00%
  Ratio of net investment income (loss) to
    average net assets*......................       (0.59)%       (0.35)%(c)   (0.36)%    (0.30)%    (0.21)%     0.15%
  Portfolio turnover(d)......................       92.01%        59.57%       65.00%     51.00%     59.00%     42.00%
  Average commission rate paid(e)............     $0.0676      $ 0.0685

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of The One Group, the Paragon Gulf South Growth Fund became the Gulf South Growth Fund. Financial highlights for the periods prior to March 26, 1996 represent the Paragon Gulf South Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.70 to $10.00 effective March 26, 1996.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           GULF SOUTH GROWTH FUND
                                                        -------------------------------------------------------------
                                                                               CLASS B SHARES
                                                        -------------------------------------------------------------
                                                                         SEVEN
                                                                        MONTHS                         SEPTEMBER 12,
                                                        YEAR ENDED       ENDED         YEAR ENDED         1994 TO
                                                         JUNE 30,      JUNE 30,       NOVEMBER 30,      NOVEMBER 30,
                                                           1997         1996(a)           1995            1994(b)
                                                        -----------    ---------      -------------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................     $ 10.72       $ 11.56          $  9.47          $  10.40
                                                          -------       -------          -------          --------
Investment Activities
  Net investment loss................................       (0.10)        (0.06)           (0.07)            (0.01)
  Net realized and unrealized gains (losses)
    from investments.................................        1.32          1.35             2.33             (0.92)
                                                          -------       -------          -------          --------
    Total from Investment Activities.................        1.22          1.29             2.26             (0.93)
                                                          -------       -------          -------          --------
Distributions
  From net realized gains............................       (1.10)        (2.13)           (0.17)               --
                                                          -------       -------          -------          --------
    Total Distributions..............................       (1.10)        (2.13)           (0.17)               --
                                                          -------       -------          -------          --------
NET ASSET VALUE, END OF PERIOD.......................     $ 10.84       $ 10.72          $ 11.56          $   9.47
                                                          =======       =======          =======          ========
Total Return (Excludes Sales Charge).................       12.74%        12.47%(c)        24.21%            (9.08)%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..................     $ 3,835       $ 2,545          $ 1,814          $    231
  Ratio of expenses to average net assets............        2.02%         1.87%(d)         1.78%             1.75%(d)
  Ratio of net investment income (loss) to average
    net assets.......................................       (1.16)%       (1.10)%(d)       (1.16)%           (0.90)%(d)
  Ratio of expenses to average net assets*...........        2.12%         1.92%(d)         1.78%             1.75%(d)
  Ratio of net investment income (loss) to average
    net assets*......................................       (1.26)%       (1.15)%(d)       (1.16)%           (0.90)%(d)
  Portfolio turnover(e)..............................       92.01%        59.57%           65.00%            51.00%
  Average commission rate paid(f)....................     $0.0676       $0.0685

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of The One Group, the Paragon Gulf South Growth Fund became the Gulf South Growth Fund. Financial highlights for the periods prior to March 26, 1996 represent the Paragon Gulf South Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.48 to $10.00 effective March 26, 1996.
(b) Class B Shares commenced offering September 12, 1994.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(f) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       INTERNATIONAL EQUITY INDEX FUND
                                                         -----------------------------------------------------------
                                                                              FIDUCIARY SHARES
                                                         -----------------------------------------------------------
                                                                             YEAR ENDED JUNE 30,
                                                         -----------------------------------------------------------
                                                           1997         1996         1995         1994       1993(a)
                                                         --------     --------     --------     --------     ------
NET ASSET VALUE, BEGINNING OF PERIOD..................   $  15.17     $  13.93     $  13.46     $  11.80     $10.00
                                                         --------     --------     --------     --------     ------
Investment Activities
  Net investment income...............................       0.15         0.11         0.13         0.11       0.06
  Net realized and unrealized gains from
    investments.......................................       2.02         1.43         0.46         1.68       1.75
                                                         --------     --------     --------     --------     ------
    Total from Investment Activities..................       2.17         1.54         0.59         1.79       1.81
                                                         --------     --------     --------     --------     ------
Distributions
  From net investment income..........................      (0.17)       (0.16)       (0.08)       (0.11)     (0.01)
  In excess of net investment income..................      (0.13)       (0.02)          --           --         --
  From net realized gains.............................      (0.15)       (0.12)       (0.04)       (0.01)        --
  In excess of net realized gains.....................         --           --           --        (0.01)        --
                                                         --------     --------     --------     --------     ------
    Total Distributions...............................      (0.45)       (0.30)       (0.12)       (0.13)     (0.01)
                                                         --------     --------     --------     --------     ------
NET ASSET VALUE, END OF PERIOD........................   $  16.89     $  15.17     $  13.93     $  13.46     $11.80
                                                         ========     ========     ========     ========     ======
Total Return..........................................      14.64%       11.22%        4.20%       15.44%     26.96% (b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...................   $449,949     $347,790     $218,299     $145,640      $35,384
  Ratio of expenses to average net assets.............       0.86%        0.97%        1.04%        1.02%        1.22% (b)
  Ratio of net investment income to average net
    assets............................................       1.00%        1.04%        1.25%        1.27%        1.37% (b)
  Ratio of expenses to average net assets*............       0.86%        1.00%        1.04%        1.02%        2.34% (b)
  Ratio of net investment income to average net
    assets*...........................................       1.00%        1.01%        1.25%        1.27%        0.25% (b)
  Portfolio turnover(c)...............................       9.61%        6.28%        4.67%        7.74%        3.10%
  Average commission rate paid(d).....................   $ 0.0034     $ 0.0022

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Fiduciary Shares commenced offering on April 5, 1993.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(d) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          INTERNATIONAL EQUITY INDEX FUND
                                                               ------------------------------------------------------
                                                                                   CLASS A SHARES
                                                               ------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,
                                                               ------------------------------------------------------
                                                                1997        1996        1995       1994      1993(a)
                                                               -------     -------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $ 15.16     $ 13.92     $13.49     $11.80      $11.74
                                                               -------     -------     ------     ------     -------
Investment Activities
  Net investment income.....................................      0.11        0.14       0.12       0.09        0.02
  Net realized and unrealized gains from investments........      2.03        1.40       0.43       1.67        0.04
                                                               -------     -------     ------     ------     -------
    Total from Investment Activities........................      2.14        1.54       0.55       1.76        0.06
                                                               -------     -------     ------     ------     -------
Distributions
  From net investment income................................     (0.13)      (0.16)     (0.08)     (0.05)         --
  In excess of net investment income........................     (0.10)      (0.02)        --         --          --
  From net realized gains...................................     (0.15)      (0.12)     (0.04)     (0.02)         --
                                                               -------     -------     ------     ------     -------
    Total Distributions.....................................     (0.38)      (0.30)     (0.12)     (0.07)         --
                                                               -------     -------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD..............................   $ 16.92     $ 15.16     $13.92     $13.49      $11.80
                                                               =======     =======     ======     ======     =======
Total Return (Excludes Sales Charge)........................     14.31%      11.20%      3.87%     15.18%       2.87%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................   $12,562     $10,789     $5,028     $2,395      $  153
  Ratio of expenses to average net assets...................      1.11%       1.22%      1.28%      1.26%       1.47%(b)
  Ratio of net investment income to average net assets......      0.73%       0.79%      1.09%      1.15%       2.10%(b)
  Ratio of expenses to average net assets*..................      1.19%       1.35%      1.38%      1.36%       2.35%(b)
  Ratio of net investment income to average net assets*.....      0.65%       0.66%      0.99%      1.05%       1.22%(b)
  Portfolio turnover(c).....................................      9.61%       6.28%      4.67%      7.74%       3.10%
  Average commission rate paid(d)...........................   $0.0034     $0.0022

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The Fund commenced operations on April 2, 1993.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(d) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

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THE ONE GROUP FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                              INTERNATIONAL EQUITY INDEX FUND
                                                                         ------------------------------------------
                                                                                       CLASS B SHARES
                                                                         ------------------------------------------
                                                                                    YEAR ENDED JUNE 30,
                                                                         ------------------------------------------
                                                                          1997        1996        1995      1994(a)
                                                                         -------     -------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD..................................   $ 14.79     $ 13.73     $13.40     $13.00
                                                                         -------     -------     ------     ------
Investment Activities
  Net investment income...............................................      0.09        0.03       0.03       0.06
  Net realized and unrealized gains from investments..................      1.86        1.32       0.41       0.34
                                                                         -------     -------     ------     ------
    Total from Investment Activities..................................      1.95        1.35       0.44       0.40
                                                                         -------     -------     ------     ------
Distributions
  From net investment income..........................................     (0.08)      (0.15)     (0.07)        --
  In excess of net investment income..................................     (0.07)      (0.02)        --         --
  From net realized gains.............................................     (0.15)      (0.12)     (0.04)        --
                                                                         -------     -------     ------     ------
    Total Distributions...............................................     (0.30)      (0.29)     (0.11)        --
                                                                         -------     -------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................   $ 16.44     $ 14.79     $13.73     $13.40
                                                                         =======     =======     ======     ======
Total Return (Excludes Sales Charge)..................................     13.37%       9.97%      3.17%      3.23% (b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...................................   $10,033     $ 5,856     $3,687     $1,872
  Ratio of expenses to average net assets.............................      1.86%       1.97%      2.04%      2.00% (c)
  Ratio of net investment income to average net assets................      0.08%       0.04%      0.25%      1.37% (c)
  Ratio of expenses to average net assets*............................      1.86%       2.00%      2.04%      2.00% (c)
  Ratio of net investment income to average net assets*...............      0.08%       0.01%      0.25%      1.37% (c)
  Portfolio turnover(d)...............................................      9.61%       6.28%      4.67%      7.74%
  Average commission rate paid(e).....................................   $0.0034     $0.0022

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

To the Shareholders and Board of Trustees of The One Group Family of Mutual Funds:

We have audited the accompanying statements of assets and liabilities of the Asset Allocation Fund, the Income Equity Fund, the Equity Index Fund, the Value Growth Fund, the Large Company Value Fund, the Disciplined Value Fund, the Large Company Growth Fund, the Growth Opportunities Fund, the Gulf South Growth Fund and the International Equity Index Fund (ten series of The One Group Family of Mutual Funds), including the schedules of portfolio investments, as of June 30, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each period presented except as noted in the next paragraph. These financial statements and financial highlights are the responsibility of The One Group Family of Mutual Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

The Large Company Growth Fund's financial highlights for the year ended June 30, 1993 were audited by other auditors, whose report dated August 25, 1993 expressed an unqualified opinion on the financial highlights. The Value Growth Fund's statement of changes in net asset for the year ended November 30, 1995 and the financial highlights for each of the four years in the period ended November 30, 1995 were audited by other auditors, whose report dated January 19, 1996 expressed an unqualified opinion on those financial statements and financial highlights. The Gulf South Growth Fund's statement of changes in net assets for the year ended November 30, 1995 and the financial highlights for each of the four years in the period ended November 30, 1995 were audited by other auditors, whose report dated January 19, 1996 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, except as noted in the second paragraph present fairly, in all material respects, the financial position of the Asset Allocation Fund, the Income Equity Fund, the Equity Index Fund, the Value Growth Fund, the Large Company Value Fund, the Disciplined Value Fund, the Large Company Growth Fund, the Growth Opportunities Fund, the Gulf South Growth Fund and the International Equity Index Fund as of June 30, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles.

Columbus, Ohio                                          Coopers & Lybrand L.L.P.
August 22, 1997

Important Customer Information.
Please Read:

Shares of The One Group:
* are not deposits or obligations
  of, or guaranteed by, BANC ONE
  CORPORATION or its affiliates
* are not insured or guaranteed by the
  FDIC or by any other governmental
  agency or government-sponsored
  agency of the federal government
  or any state
* are subject to investment risks,
  including possible loss of the
  principal amount invested.

Banc One Investment Advisors
Corporation, a registered investment
advisor and an indirect subsidiary of
BANC ONE CORPORATION, serves
as an investment advisor to The One
Group, for which it receives advisory
fees. The One Group is distributed by
The One Group Services Company,
3435 Stelzer Road, Columbus,
Ohio 43219, which is not affiliated
with BANC ONE CORPORATION and
is not a bank. Contact us at our web
site address: www.onegroup.com or
e-mail us at onegroup@onegroup.com.

For more complete information on
any of The One Group Funds, including
management fees and expenses,
you may obtain a prospectus from
The One Group Services Company.
Read the prospectus carefully
before investing.

BANC ONE
INVESTMENT                                                       [LOGO]
ADVISORS
CORPORATION
                                                            TOG-F-033-AN(6/97)